[CDC NVEST FUNDS (SM) LOGO]
                CDC IXIS Asset Management Distributors

[GRAPHIC]

 CDC NVEST CAPITAL GROWTH FUND

 CDC NVEST LARGE CAP GROWTH FUND

 CDC NVEST TARGETED EQUITY FUND

 CDC NVEST GROWTH AND INCOME FUND

 CDC NVEST BALANCED FUND

 CDC NVEST LARGE CAP VALUE FUND

 CDC NVEST MID CAP GROWTH FUND

 CDC NVEST JURIKA & VOYLES RELATIVE VALUE FUND

 CDC NVEST SELECT FUND

 CDC NVEST JURIKA & VOYLES SMALL CAP GROWTH FUND

 CDC NVEST INTERNATIONAL EQUITY FUND

                                                               See page 88 for
                                                               supplement to the
                                                               prospectus
ANNUAL REPORT
DECEMBER 31, 2001

                                TABLE OF CONTENTS

ANNUAL REPORT DECEMBER 31, 2001

President's Letter                                                      1
Economic Update                                                         2
Portfolio Managers' Commentary and Performance
   CDC Nvest Capital Growth Fund                                        4
   CDC Nvest Large Cap Growth Fund                                      6
   CDC Nvest Targeted Equity Fund                                       8
   CDC Nvest Growth and Income Fund                                    10
   CDC Nvest Balanced Fund                                             12
   CDC Nvest Large Cap Value Fund                                      14
   CDC Nvest Mid Cap Growth Fund                                       16
   CDC Nvest Jurika & Voyles Relative Value Fund                       18
   CDC Nvest Select Fund                                               20
   CDC Nvest Jurika & Voyles Small Cap Growth Fund                     22
   CDC Nvest International Equity Fund                                 24
Risks of Investing in CDC Nvest Equity Funds                           26
Financial Statements
Schedules of Investments
   CDC Nvest Capital Growth Fund                                       28
   CDC Nvest Large Cap Growth Fund                                     30
   CDC Nvest Targeted Equity Fund                                      31
   CDC Nvest Growth and Income Fund                                    32
   CDC Nvest Balanced Fund                                             34
   CDC Nvest Large Cap Value Fund                                      37
   CDC Nvest Mid Cap Growth Fund                                       39
   CDC Nvest Jurika & Voyles Relative Value Fund                       41
   CDC Nvest Select Fund                                               43
   CDC Nvest Jurika & Voyles Small Cap Growth Fund                     44
   CDC Nvest International Equity Fund                                 46
Statements of Assets and Liabilities                                   48
Statements of Operations                                               50
Statements of Changes in Net Assets                                    52
Financial Highlights                                                   56
Notes to Financial Statements                                          67
Report of Independent Accountants                                      83
Trustees' Information                                                  84
Supplement to the Prospectus                                           88

                               PRESIDENT'S LETTER

                                                                   FEBRUARY 2002

[PHOTO OF JOHN T. HAILER]
John T. Hailer
President and Trustee
CDC Nvest Funds

Dear Shareholder:

The past 12 months have been difficult for investors. September 11, the first recession in 10 years, and continuing market volatility have taken their toll on the financial markets. While 2002 looks promising to many observers, every investor should be prepared for volatility and shifting market trends. At CDC Nvest Funds, we recognize that today, more than ever, investors need to build a diversified portfolio. That's why we seek to provide a high level of diversification through our multi-manager approach.

In 2001, we built on our commitment to diversification by introducing several new equity funds. We also strengthened some of our established funds with new, talented management teams, merged some funds and modified the objectives of others. This report gives you a chance to get to know a little more about the new managers, their strategies and unique perspectives.

On the service side, we also worked to give you and your financial advisor easier access to information and to improve your understanding of your CDC Nvest Funds accounts. Confirmation and quarterly statements are now cleaner and easier to read. Our website, www.cdcnvestfunds.com, now includes extensive account access features, allowing you to perform such tasks as setting up automatic investment plans online.

We believe the broad diversification and quality services we offer make it easier for you and your financial advisor to match our resources with your needs. And our affiliation with CDC IXIS Asset Management - one of the 25 largest investment management firms in the world, with $290 billion in assets as of the end of December - is helping us extend the depth and range of products we offer. The result is a family of mutual funds that spans a wide range of investment objectives and management styles, drawing on the talent of multiple firms.

In addition to our commitment to providing the tools you may need to help achieve your financial goals, we believe strongly in the value your financial advisor can provide. As a professional trained in the financial markets, your advisor can make sure you understand the risks and potential benefits of different funds or strategies. But perhaps most important, as a dispassionate counselor, your advisor can give you the confidence you need to weather the difficult periods and capture the new opportunities that lie ahead, helping to keep your long-term financial plans on track.

Sincerely yours,

/s/ JOHN T. HAILER

[SIDENOTE]

WHILE 2002 LOOKS PROMISING TO MANY OBSERVERS, EVERY INVESTOR SHOULD BE PREPARED FOR VOLATILITY AND SHIFTING MARKET TRENDS. AT CDC NVEST FUNDS, WE RECOGNIZE THAT TODAY, MORE THAN EVER, INVESTORS NEED TO BUILD A DIVERSIFIED PORTFOLIO.

                                 ECONOMIC UPDATE

FEBRUARY 2002

In 2001: The longest economic expansion in U.S. history came to an end. The National Bureau of Economic Research announced in November that a recession officially began in March. Gross Domestic Product (GDP) numbers for the third quarter revealed a contraction of -1.3% - the first such decline in a decade. Reflecting the growing interdependence of world economies, for the first time in 30 years the economies of Europe, Japan and the U.S. all declined at the same time.

EQUITIES
Stock prices experienced their worst two-year stretch in nearly 30 years. The terrorist attacks of September 11 prompted a four-day halt in U.S. equities trading - the longest such stoppage since the great depression. When trading reopened on September 17, the Dow Jones Industrial Average staged its biggest one-day point drop in history, and then rebounded on hopes of a rapid economic recovery, rising 22% from the September 21 low. Trading volume on the New York Stock Exchange reached a record high for the year. Enron, one of the largest companies in the U.S., ended the year in bankruptcy.

FIXED-INCOME
Although bonds beat stocks for the second consecutive year, the market was extremely volatile. The Federal Reserve Board sliced the federal funds interest rate 11 times, bringing it down to 1.75% - a level not seen since the early '60s. Sales of 30-year Treasury bonds - a bond market bellweather for many years
- were suspended indefinitely, creating a short-lived spike in long-term bond prices. During the last quarter of the year, bond prices took their worst beating in more than a decade, amid expectations that the economy might come roaring back to life, setting off a new round of inflation. The difference in yield between low- and high-quality bonds was wider than it has been in ten years by the end of 2001.

[CHART OF THE DOW JONES INDUSTRIAL AVERAGE IN 2001]
A map of market prices and events

     12/31/2000         10787
       1/2/2001         10646
       1/3/2001         10946 -1st Fed rate cut to 6.00%
       1/4/2001         10912
       1/5/2001         10662
       1/8/2001         10621
       1/9/2001         10573
      1/10/2001         10604
      1/11/2001         10610
      1/12/2001         10525
      1/16/2001         10653
      1/17/2001         10584
      1/18/2001         10678
      1/19/2001         10588
      1/22/2001         10578 -Bush takes presidential oath
      1/23/2001         10650
      1/24/2001         10647
      1/25/2001         10730
      1/26/2001         10660
      1/29/2001         10702
      1/30/2001         10881
      1/31/2001         10887 -2nd Fed rate cut to 5.50%
       2/1/2001         10984
       2/2/2001         10864
       2/5/2001         10966
       2/6/2001         10957
       2/7/2001         10947
       2/8/2001         10881
       2/9/2001         10781
      2/12/2001         10947
      2/13/2001         10903
      2/14/2001         10795
      2/15/2001         10891
      2/16/2001         10800
      2/20/2001         10731
      2/21/2001         10527
      2/22/2001         10527
      2/23/2001         10442
      2/26/2001         10643
      2/27/2001         10637
      2/28/2001         10495
       3/1/2001         10450
       3/2/2001         10466
       3/5/2001         10562
       3/6/2001         10591
       3/7/2001         10730
       3/8/2001         10858
       3/9/2001         10645
      3/12/2001         10208
      3/13/2001         10291
      3/14/2001          9973
      3/15/2001         10031
      3/16/2001          9823
      3/19/2001          9959
      3/20/2001          9721 -3rd Fed rate cut to 5.00%
      3/21/2001          9487
      3/22/2001          9389
      3/23/2001          9505
      3/26/2001          9688
      3/27/2001          9948
      3/28/2001          9785
      3/29/2001          9799
      3/30/2001          9879
       4/2/2001          9778
       4/3/2001          9486
       4/4/2001          9515
       4/5/2001          9918
       4/6/2001          9791
       4/9/2001          9845
      4/10/2001         10103
      4/11/2001         10013
      4/12/2001         10127
      4/16/2001         10159
      4/17/2001         10217
      4/18/2001         10616 -Surprise 4th Fed cut to 4.50%
      4/19/2001         10694
      4/20/2001         10580
      4/23/2001         10532
      4/24/2001         10454
      4/25/2001         10625
      4/26/2001         10692
      4/27/2001         10810
      4/30/2001         10735
       5/1/2001         10898
       5/2/2001         10877
       5/3/2001         10797
       5/4/2001         10951
       5/7/2001         10935
       5/8/2001         10884
       5/9/2001         10867
      5/10/2001         10910
      5/11/2001         10821
      5/14/2001         10877
      5/15/2001         10873 -5th Fed rate cut to 4.00%
      5/16/2001         11216
      5/17/2001         11249
      5/18/2001         11302
      5/21/2001         11338 -Dow's high for the year
      5/22/2001         11257
      5/23/2001         11106
      5/24/2001         11122
      5/25/2001         11005
      5/29/2001         11039
      5/30/2001         10873
      5/31/2001         10912
       6/1/2001         10990
       6/4/2001         11062
       6/5/2001         11176
       6/6/2001         11070
       6/7/2001         11091
       6/8/2001         10977 -Bush tax-act passes
      6/11/2001         10922
      6/12/2001         10948
      6/13/2001         10872
      6/14/2001         10690
      6/15/2001         10624
      6/18/2001         10645
      6/19/2001         10597
      6/20/2001         10647
      6/21/2001         10715
      6/22/2001         10605
      6/25/2001         10504
      6/26/2001         10472
      6/27/2001         10435 -6th Fed rate cut to 3.75%
      6/28/2001         10566
      6/29/2001         10502
       7/2/2001         10594
       7/3/2001         10571
       7/5/2001         10480
       7/6/2001         10253
       7/9/2001         10299
      7/10/2001         10176
      7/11/2001         10241
      7/12/2001         10479
      7/13/2001         10539
      7/16/2001         10472
      7/17/2001         10606
      7/18/2001         10570
      7/19/2001         10610
      7/20/2001         10577
      7/23/2001         10424
      7/24/2001         10241
      7/25/2001         10406
      7/26/2001         10456
      7/27/2001         10417
      7/30/2001         10402
      7/31/2001         10523
       8/1/2001         10510
       8/2/2001         10551
       8/3/2001         10513
       8/6/2001         10401
       8/7/2001         10459
       8/8/2001         10294
       8/9/2001         10299
      8/10/2001         10416
      8/13/2001         10416
      8/14/2001         10412
      8/15/2001         10346
      8/16/2001         10393
      8/17/2001         10241
      8/20/2001         10320
      8/21/2001         10174 -7th Fed rate cut to 3.50%
      8/22/2001         10277
      8/23/2001         10229
      8/24/2001         10423
      8/27/2001         10382
      8/28/2001         10222
      8/29/2001         10091
      8/30/2001          9920
      8/31/2001          9950
       9/4/2001          9997
       9/5/2001         10033
       9/6/2001          9841
       9/7/2001          9606
      9/10/2001          9606 -Terrorist attacks 9/11
      9/17/2001          8921 -Market reopens; 8th Fed cut to 3.00%, Dow Falls 7.1%
      9/18/2001          8903
      9/19/2001          8759
      9/20/2001          8376
      9/21/2001          8236 -Low for the year; worst weekly loss in 61 years
      9/24/2001          8604
      9/25/2001          8660
      9/26/2001          8567
      9/27/2001          8681
      9/28/2001          8848
      10/1/2001          8837
      10/2/2001          8951 -9th Fed rate cuts to 2.50%
      10/3/2001          9124
      10/4/2001          9061
      10/5/2001          9120
      10/8/2001          9068
      10/9/2001          9052
     10/10/2001          9241
     10/11/2001          9410
     10/12/2001          9344
     10/15/2001          9348
     10/16/2001          9384
     10/17/2001          9233
     10/18/2001          9163
     10/19/2001          9204
     10/22/2001          9377
     10/23/2001          9340
     10/24/2001          9346
     10/25/2001          9463
     10/26/2001          9545
     10/29/2001          9270
     10/30/2001          9122
     10/31/2001          9075
      11/1/2001          9264 -Treasury stops selling 30-year bonds
      11/2/2001          9324
      11/5/2001          9441
      11/6/2001          9591 -10th Fed rate cut to 2.00%
      11/7/2001          9554
      11/8/2001          9588
      11/9/2001          9608
     11/12/2001          9554
     11/13/2001          9751
     11/14/2001          9824
     11/15/2001          9872
     11/16/2001          9867
     11/19/2001          9976
     11/20/2001          9901
     11/21/2001          9835
     11/23/2001          9960
     11/26/2001          9983
     11/27/2001          9873
     11/28/2001          9712
     11/29/2001          9829
     11/30/2001          9852
      12/3/2001          9764 -Enron files for bankruptcy protection
      12/4/2001          9894
      12/5/2001         10114
      12/6/2001         10099
      12/7/2001         10049
     12/10/2001          9921
     12/11/2001          9888 -11th Fed rate cut to 1.75%; below 2% for first time in 40 years
     12/12/2001          9895
     12/13/2001          9766
     12/14/2001          9811
     12/17/2001          9892
     12/18/2001          9998
     12/19/2001         10070
     12/20/2001          9985
     12/21/2001         10035
     12/24/2001         10035
     12/26/2001         10088
     12/27/2001         10131
     12/28/2001         10137
     12/31/2001         10022 -OPEC announces production cuts

THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX COMPOSED OF 30 OF AMERICA'S LARGEST COMPANIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. SOURCE: BLOOMBERG, L.P.

RECOVERY
Yet, despite all the difficulties, RESILIENT is a word being used to describe the current state of the U.S. economy and its citizens. Consumer spending, which represents two-thirds of the economy, showed signs of improving. Although the unemployment rate reached 5.7% in November - the highest rate in six years - the Conference Board also announced a 14.2% increase in its Consumer Confidence Index in November, its first gain in six months. Auto sales increased due to zero percent financing incentives. Lower mortgage rates lifted housing starts, new home sales and refinancing activities. The productivity levels for November increased at the fastest pace in more than a year. Manufacturing orders for defense goods and durables rose. And inflation remained subdued at 1.5%.

PROSPECTS
Expansions are a normal state for the economy, and most recessions are brief. The average length of a recession is 10 to 16 months, which would put us into the middle of 2002. Many economists predict that a combination of the Fed easing, a legislative stimulus package and low energy prices will lead to a faster recovery. Although many of the ingredients for economic recovery were coming together late last year, there are indications that it may be a different type of recovery than we've seen before. In the past, consumer spending usually provided the stimulus that got the economy moving again. However, this time consumers continued to spend at a relatively high rate during most of last year. What's more, the downturn was led by a collapse in capital spending by businesses. In the wake of sluggish or declining profits, it is difficult to expect corporate America to lead a brisk revival in the economy. On the other hand, inventories are low, and manufacturers in some sectors may need to hire back workers.

As usual, there are many unanswered questions. How low will the Federal Reserve take interest rates? Can a fiscal stimulus package pass into law in time to be effective? Will oil prices stabilize near their recent, low levels? Will unemployment continue to rise? Will there be additional terrorist attacks on the U.S.? How long will the war on terrorism last and what will be the cost, in both psychological and financial terms? The answers to these questions will further test the resiliency of the economy. Most investment counselors caution investors to set realistic goals, diversify their investments and prepare for a recovery in the markets and the economy, although at a slower pace than in the exuberant '90s.

[CHART OF REAL GDP]
A Decade of Change

-0.5
   3
 2.7
   4
 2.7
 3.6
 4.4
 4.3
 4.1
 4.1
 0.5

THE CHART SHOWS THE AVERAGE ANNUAL CHANGE IN REAL GROSS DOMESTIC PRODUCT EACH YEAR SINCE 1991 - ONE OF THE LONGEST PERIODS IN HISTORY WITHOUT A RECESSION. THE CHART INCLUDES A CONTRACTION OF -1.3% IN THE THIRD QUARTER OF 2001 AND
AN ESTIMATED +0.2% FOURTH-QUARTER INCREASE ANNOUNCED IN JANUARY, FOR TOTAL CHANGE OF 0.5% ESTIMATED FOR THE FULL YEAR. CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, REAL GDP IS A MEASURE OF THE TOTAL MARKET VALUE OF ALL FINAL GOODS AND SERVICES PRODUCED IN THE U.S. IN A GIVEN YEAR, ADJUSTED FOR INFLATION.

                          CDC NVEST CAPITAL GROWTH FUND

                                                               PORTFOLIO PROFILE
OBJECTIVE:
Seeks long-term growth of capital

STRATEGY:
Invests primarily in common stock of U.S. large- and mid-cap companies in any industry

INCEPTION DATE:
August 3, 1992

MANAGER:
Gerald H. Scriver
WESTPEAK GLOBAL
ADVISORS, L.P.

SYMBOLS:
Class A           NEFCX
Class B           NECBX
Class C           NECGX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2001)

Class A          $11.93
Class B           10.61
Class C           10.60

                                                           MANAGEMENT DISCUSSION

For the 12 months ended December 31, 2001, CDC Nvest Capital Growth Fund's Class A shares had a total return of -20.46% at net asset value, including $0.03 in reinvested distributions. For the same period, the return on the Russell 1000 Growth Index was -20.42%, while the average return on the funds in Morningstar's Large Growth category was -23.60%.

VALUE STYLE DID BETTER THAN GROWTH IN 2001
Investing today is a far cry from the exuberant markets of the late 1990s. Then investors let their enthusiasm for companies with exciting new technologies guide their decisions, paying scant attention to fundamentals, including financial strength and earnings. In 2001 investors overlooked bona fide causes for enthusiasm, such as companies with innovative products, new management or other changes that might lead to short-term earnings surprises. They avoided growth-oriented sectors, including technology, and began to search for stocks that appeared to be substantially undervalued. These trends were particularly evident in the aftermath of the terrorist attacks of September 11. However, in November, investors began to show renewed interest in companies with better-than-expected earnings.

MANAGER SHIFTS EMPHASIS TO QUALITY TECH STOCKS
Early in the year, we emphasized attractively priced stocks of companies with the potential for steady earnings growth in a sluggish economy. As 2001 progressed, we shifted to a more neutral valuation stance, focusing on stocks with strong growth prospects that were selling at reasonable prices. This resulted in an increase in CDC Nvest Capital Growth Fund's technology investments, which appeared to be attractively valued after months of declining prices.

Our focus was primarily on high-quality technology companies because we believed the market would rotate toward these issues, attracted by low valuations and prospects for improved growth. We continued this approach even after September 11, but tempered it somewhat, shifting out of companies likely to do best in stronger economic environments, into consumer staples, which include food and other basics. In an uncertain environment, we expected investors to gravitate toward steady-growth companies offering products consumers tend to use regardless of the economic backdrop.

INDIVIDUAL STOCK SELECTIONS HAD MOST IMPACT
Positives included microchip manufacturer Intel. The company's share price began to rise in the second half of the year after it reported earnings that, although below last year's level, were significantly ahead of analysts' forecasts. Positive earnings in the first quarter helped the stock price of electronics manufacturer Amphenol rise in the second quarter. We sold it at a profit in May when our outlook for the stock changed. Similarly, electronics manufacturer Vishay Intertechnology did well for CDC Nvest Capital Growth Fund early in the year when it announced that 2000 was an "outstanding year." We sold the stock at a profit this spring.

Disappointments included Qwest Communications, which suffered in the continued downdraft of the telecommunications industry throughout 2001. Communications equipment firm Scientific-Atlanta hurt performance during the few months it was held, as the company sustained earnings disappointments and diminished prospects. Drug manufacturer Ivax also experienced a setback in September, when increased competition reduced expected sales of its generic cancer drug.

OUT-OF-FAVOR GROWTH STOCKS ATTRACTIVE IN 2002
We expect the pendulum to swing back from value to growth going forward, as investors focus once again on corporate earnings as the main factor driving stock prices. Growth stocks have declined significantly, and we believe prices of many stocks fully reflect last year's pessimism. We believe a gradually improving outlook for the economy will make investors look with greater favor on companies able to post positive earnings surprises, which would provide a positive environment for CDC Nvest Capital Growth Fund.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Capital Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF $10,000 INVESTMENT IN CLASS A SHARES]

                         NAV           MSC       RUSSELL 1000
       8/3/1992         10000          9425         10000
                         9904          9335         10000
                        10120          9538      10113.79
                        10728         10111      10266.25
                        11344         10692      10711.94
     12/31/1992         11490         10830      10819.17
                        11668         10997      10695.16
                        11240         10594      10523.74
                        11684         11012      10726.53
                        10941         10312      10296.89
                        11587         10921      10657.23
      6/30/1993         11838         11157      10560.22
                        11563         10898      10371.29
                        12023         11332      10797.29
                        12290         11583      10717.78
                        12362         11652      11015.39
                        12031         11340      10941.72
     12/31/1993         12398         11685      11129.92
                        12787         12052      11388.14
                        12454         11738      11179.52
                        11789         11111         10639
                        11772         11096      10687.87
                        11724         11050      10849.81
      6/30/1994         11220         10575      10528.85
                        11651         10981      10888.47
                        12146         11448      11494.64
                        11943         11256      11339.27
                        12463         11746      11605.52
                        11919         11233       11233.5
     12/31/1994         12195         11494       11421.7
                        12292         11585      11666.06
                        12779         12045      12154.79
                        13201         12442       12509.3
                        13405         12634      12782.85
                        13778         12986      13227.81
      6/30/1995         14695         13851      13738.38
                        15353         14470       14309.3
                        15629         14731      14324.93
                        16157         15228      14985.24
                        15900         14986      14995.62
                        16286         15349      15578.45
     12/31/1995         15945         15028      15667.76
                        16240         15306      16191.85
                        16664         15706      16487.97
                        16508         15559      16509.13
                        17331         16334       16943.5
                        17851         16824      17535.54
      6/30/1996         17608         16596      17559.36
                        16395         15453      16530.56
                        17019         16040      16957.22
                        18431         17372      18192.01
                        18422         17363      18301.63
                        19340         18228      19675.75
     12/31/1996         18664         17590      19290.53
                        19719         18585      20643.53
                        19177         18074      20503.75
                        17743         16723      19394.18
                        18509         17444      20682.01
                        20136         18978      22174.54
      6/30/1997         20698         19507      23061.99
                        22151         20877      25101.64
                        21133         19918      23632.43
                        21771         20519      24795.37
                        20892         19691      23878.91
                        21439         20206      24893.16
     12/31/1997         21879         20621      25172.03
                        22055         20786      25924.72
                        23568         22213      27874.83
                        24621         23205      28986.04
                        25059         23619      29387.16
                        24456         23050      28553.27
      6/30/1998         25729         24249      30302.04
                        25487         24022      30101.46
                        21440         20208      25583.96
                        22727         21420      27549.25
                        24387         22985      29763.42
                        25852         24365      32027.38
     12/31/1998         28241         26617      34915.29
                        29662         27956      36965.45
                        27995         26385      35276.75
                        28610         26965      37134.63
                        29170         27492      37182.11
                        28637         26990      36039.41
      6/30/1999         30153         28419      38563.79
                        29483         27788      37338.18
                        29743         28033      37948.26
                        29309         27624      37151.09
                        31351         29548      39956.65
                        32282         30426      42112.46
     12/31/1999         35226         33200      46492.49
                        33238         31327      44312.53
                        34625         32634      46478.78
                        37399         35249      49805.53
                        36290         34203      47435.56
                        34595         32606      45046.88
      6/30/2000         36875         34755      48460.89
                        35920         33855      46440.68
                        38729         36502      50645.58
                        35151         33130      45854.77
                        33932         31981      43685.03
                        29355         27667      37245.56
     12/31/2000         28349         26719      36067.05
                        29706         27998      38558.77
                        25673         24197      32012.57
                        23279         21940      28529.03
                        26427         24907      32137.19
                        26125         24623      31664.23
      6/30/2001         25716         24238      30930.92
                        24359         22958      30157.89
                        22398         21110      27691.73
                        20098         18942      24926.96
                        21022         19813      26234.73
                        22851         21537      28754.99
     12/31/2001         22549         21253      28700.95

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains. Index values are calculated from 8/31/92.


                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001

--------------------------------------------------------------------------------
CLASS A (INCEPTION 8/3/92)            1 YEAR      5 YEARS       SINCE INCEPTION
Net Asset Value(1)                    -20.46%       3.86%             9.02%
With Maximum Sales Charge(2)          -25.04        2.63              8.34
--------------------------------------------------------------------------------
CLASS B (Inception 9/13/93)           1 YEAR      5 YEARS       SINCE INCEPTION
Net Asset Value(1)                    -20.99%       3.00%             7.11%
With CDSC(3)                          -24.93        2.80              7.11
--------------------------------------------------------------------------------
CLASS C (Inception 12/30/94)          1 YEAR      5 YEARS       SINCE INCEPTION
Net Asset Value(1)                    -21.06%       2.99%             8.29%
With Maximum Sales Charge and CDSC(3) -22.65        2.78              8.13
--------------------------------------------------------------------------------

                                                              SINCE          SINCE          SINCE
                                                             CLASS A        CLASS B        CLASS C
COMPARATIVE PERFORMANCE               1 YEAR    5 YEARS    INCEPTION(7)   INCEPTION(7)   INCEPTION(7)
Russell 1000 Growth(4)                -20.42%   8.27%      11.96%         12.68%         14.07%
Morningstar Large Growth Fund Avg.(5) -23.60    8.10       12.16          10.40          12.60
Lipper Multi-Cap Growth Funds Avg.(6) -26.06    8.61       12.28          10.87          13.01

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                        % OF NET ASSETS
                                              AS OF
  FUND COMPOSITION                     12/31/01      6/30/01
--------------------------------------------------------------------------------
  COMMON STOCKS                          99.5         99.9
--------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS
    AND OTHER                             0.5          0.1

                                        % OF NET ASSETS
                                              AS OF
  TEN LARGEST HOLDINGS                 12/31/01      6/30/01
--------------------------------------------------------------------------------
  MICROSOFT CORP.                         6.2          6.2
--------------------------------------------------------------------------------
  PFIZER, INC.                            6.1          5.7
--------------------------------------------------------------------------------
  INTEL CORP.                             6.0          4.4
--------------------------------------------------------------------------------
  GENERAL ELECTRIC CO.                    5.9          9.1
--------------------------------------------------------------------------------
  INTERNATIONAL BUSINESS
    MACHINES CORP.                        4.2          3.2
--------------------------------------------------------------------------------
  HOME DEPOT                              3.8          1.7
--------------------------------------------------------------------------------
  CISCO SYSTEMS, INC.                     3.5          3.0
--------------------------------------------------------------------------------
  SCHERING-PLOUGH CORP.                   2.9          1.1
--------------------------------------------------------------------------------
  WAL-MART STORES, INC.                   2.6          1.5
--------------------------------------------------------------------------------
  QUALCOMM, INC.                          2.5           --

                                        % OF NET ASSETS
                                              AS OF
  FIVE LARGEST INDUSTRIES              12/31/01      6/30/01
--------------------------------------------------------------------------------
  DRUGS                                  17.9         12.7
--------------------------------------------------------------------------------
  COMPUTER SOFTWARE                      14.6         13.8
--------------------------------------------------------------------------------
  FINANCIAL SERVICES                     11.3         10.6
--------------------------------------------------------------------------------
  SEMICONDUCTORS                          7.4         11.0
--------------------------------------------------------------------------------
  DRUGS & HEALTHCARE                      5.4          4.8

  Portfolio holdings and asset allocations will vary.

See page 26 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. companies within the Russell 3000.
(5) Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Multi-Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(7) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A from 8/31/92; Class B from 9/30/93; Class C from 12/31/94.

                         CDC NVEST LARGE CAP GROWTH FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital

STRATEGY:
Focuses on common stock of large-cap companies that VNSM believes have better than average long-term growth potential

INCEPTION DATE:
September 1, 1998

MANAGER:
Brian A. Grove,
Christopher T.
McMillin,
William R. Berger
VAUGHAN, NELSON,
SCARBOROUGH & MCCULLOUGH, L.P.
(VNSM)

SYMBOLS:
Class A           NRLAX
Class B           NRLBX
Class C           NRLCX
Class Y           NRLYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2001)

Class A          $13.84
Class B           13.62
Class C           13.62
Class Y           13.93

Effective with this report, the fund's performance will be reported on a calendar year basis in June and December.

                                                           MANAGEMENT DISCUSSION

Based on the net asset value of Class A shares, CDC Nvest Large Cap Growth Fund's total return for the period September 30 through December 31, 2001 was 11.70%. For the same period, the fund's new benchmark, the Russell 1000 Growth Index, was 15.14%, while the average return on the funds in Morningstar's Large Cap Growth category was 14.98%.

When CDC Nvest Kobrick Growth Fund was reorganized into CDC Nvest Large Cap Growth Fund, its benchmark was changed to the Russell 1000 Growth Index to better reflect the fund's investment style and universe under its new manager, VNSM.

VNSM'S STYLE: FOCUS ON A FEW QUALITY GROWTH STOCKS
Our management style is to focus on relatively few stocks, emphasizing high-quality growth companies with strong histories of profitability and the potential to increase earnings over the next three to five years. We prefer to maintain a portfolio of 40 to 45 companies that, in addition to meeting those criteria, also hold leadership positions in their industries. We put our effort into stock selection rather than sector weightings, but we are careful not to overcommit to any one sector.

The market volatility in 2001 was compounded by the tragic events of September
11. Aggressive rate cutting by the Federal Reserve Board and a reduction in federal income taxes were not enough to prevent the U.S. economy from contracting 1.3% in the third quarter - the first such shrinkage in a decade. As earnings declined in many growth sectors, growth stocks in general did not perform well. We tried to take advantage of volatile stock prices to add to the stocks we favor.

MEDICAL TECH SELECTIONS DID WELL, ENERGY AND HIGH TECH MIXED
Several of the healthcare stocks we selected performed well. Demand for healthcare services has been relatively resistant to economic cycles, and the sector has shown an ability to weather downturns successfully. Biotech leader Genzyme performed well from the time it came into the portfolio. Baxter (which is no longer in the portfolio), and medical-device-maker Medtronic also enhanced performance. However, shares of drug-maker Merck fell when the company warned that upcoming earnings would fall short of investor expectations.

Energy was a challenging sector in the closing months of the year. Although Enron was never in the fund's portfolio, both Dynegy and El Paso were hurt by the psychological fallout affecting this energy giant. We sold Dynegy, but we are retaining El Paso in the belief that the company can recover. The fund also enjoyed some appreciation in Mitchell Energy as a result of Devon Energy's bid to acquire the company. In technology, our purchase of Intel was a positive.

RECOVERY PROJECTED FOR MID TO LATE 2002
While it's impossible to pinpoint when growth might resume, we are positioning the fund for an economic recovery in mid to late 2002. Until then, we believe the economy will continue to struggle. Cuts in taxes and lower interest rates may help over time, and low energy prices will benefit many businesses if they persist, but the economic slowdown is not related to interest rates or to taxes. Instead, we believe it reflects inadequate demand and excess capacity in many industries. We believe it will take several months for those imbalances to be corrected and for corporations to resume hiring. An end to the current wave of layoffs would be an important first step in shoring up consumer confidence, a key component of any potential recovery.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Large Cap Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]

                       NAV          MSC        S&P 500       RUSSELL 1000 GROWTH
       9/1/1998        10,000         9,425       10000        10,000
                       10,320         9,727   10,000.00        10,000
                       11,130        10,490    10813.61      10803.72
                       12,100        11,404    11469.49      11625.50
     12/31/1998        13,762        12,971    12129.69      12673.77
                       15,763        14,856    12636.90      13417.95
                       14,572        13,735    12244.16      12804.98
                       15,473        14,583    12734.43      13479.36
                       15,713        14,809    13227.16      13496.60
                       14,742        13,895    12914.72      13081.81
      6/30/1999        15,463        14,574    13631.56      13998.13
                       15,153        14,281    13205.92      13553.25
                       14,983        14,121    13140.59      13774.70
                       15,413        14,527    12780.35      13485.33
                       16,213        15,281    13589.10      14503.71
                       17,773        16,751    13868.34      15286.25
     12/31/1999        21,274        20,051    14682.05      16876.14
                       20,284        19,118    13944.30      16084.84
                       22,544        21,248    13680.34      16871.16
                       24,075        22,691    15018.67      18078.72
                       21,584        20,343    14566.82      17218.46
                       20,674        19,485    14267.96      16351.40
      6/30/2000        21,444        20,211    14619.71      17590.64
                       20,874        19,674    14391.14      16857.33
                       22,925        21,606    15285.04      18383.65
                       21,674        20,428    14478.09      16644.65
                       20,744        19,551    14416.88      15857.06
                       18,544        17,477    13280.26      13519.63
     12/31/2000        19,316        18,206    13345.26      13091.84
                       19,898        18,754    13818.73      13996.30
                       17,604        16,592    12558.72      11620.12
                       15,656        14,755    11763.12      10355.65
                       16,937        15,963    12677.24      11665.36
                       16,948        15,973    12762.17      11493.68
      6/30/2001        16,183        15,253    12451.56      11227.50
                       16,151        15,222    12328.98      10946.90
                       14,924        14,065    11557.08      10051.72
                       13,341        12,574    10622.78       9048.14
                       13,911        13,111    10826.29       9522.85
                       15,128        14,258    11655.59      10437.67
     12/31/2001        14,902        14,045    11760.87      10418.05

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains. Index values are calculated from 9/30/98.
* The fund's performance history includes periods from the predecessor fund.

                                                   AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------
CLASS A (Inception 9/1/98)                       3 MONTHS(8)   1 YEAR(8)    SINCE INCEPTION(8)
Net Asset Value(1)                                 11.70%       -22.85%         12.71%
With Maximum Sales Charge(2)                        5.25        -27.27          10.72
----------------------------------------------------------------------------------------------------

CLASS B (Inception 10/29/99)                     3 MONTHS(8)    1 YEAR(8)    SINCE INCEPTION(8)
Net Asset Value(1)                                 11.46%       -23.44%         -4.49%
With CDSC(3)                                        6.46        -27.27          -5.72
----------------------------------------------------------------------------------------------------

CLASS C (Inception 10/29/99)                     3 MONTHS(8)    1 YEAR(8)    SINCE INCEPTION(8)
Net Asset Value(1)                                 11.46%       -23.44%         -4.49%
With Maximum Sales Charge and CDSC(3)               9.38        -24.97          -4.92
----------------------------------------------------------------------------------------------------

CLASS Y (Inception 10/29/99)                     3 MONTHS(8)    1 YEAR(8)    SINCE INCEPTION(8)
Net Asset Value(1)                                  11.80%      -22.65%         -3.53%
----------------------------------------------------------------------------------------------------

                                                                      SINCE             SINCE
                                                                     CLASS A        CLASS B, C, Y
COMPARATIVE PERFORMANCE                       3 MONTHS    1 YEAR   INCEPTION(9)      INCEPTION(9)
S&P 500 Index(4)                               10.71%     -11.87%     5.12%             -6.45%
Russell 1000 Growth(5)                         15.14      -20.42      1.27             -14.16
Morningstar Large Cap Growth Fund Avg.(6)      14.98      -23.60      4.46             -10.71
Lipper Multi-Cap Growth Funds Avg.(7)          18.84      -26.06      6.99              -9.11

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                                        % OF NET ASSETS
                                                            AS OF
  FUND COMPOSITION                                   12/31/01      9/30/01
--------------------------------------------------------------------------------
  COMMON STOCKS                                        99.8         99.6
--------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS
    AND OTHER                                           0.2          0.4

                                                        % OF NET ASSETS
                                                            AS OF
  TEN LARGEST HOLDINGS                               12/31/01      9/30/01
--------------------------------------------------------------------------------
  TYCO INTERNATIONAL, LTD.                              5.2          6.0
--------------------------------------------------------------------------------
  MICROSOFT CORP.                                       5.0          3.9
--------------------------------------------------------------------------------
  AMERICAN INTERNATIONAL GROUP, INC.                    5.0           --
--------------------------------------------------------------------------------
  AMERICAN HOME PRODUCTS CORP.                          4.5          4.4
--------------------------------------------------------------------------------
  SCHERING-PLOUGH CORP.                                 3.9          2.5
--------------------------------------------------------------------------------
  INTERNATIONAL BUSINESS
    MACHINES CORP.                                      3.8          3.0
--------------------------------------------------------------------------------
  ORACLE CORP.                                          3.7          3.4
--------------------------------------------------------------------------------
  EMC CORP.                                             3.6          2.3
--------------------------------------------------------------------------------
  THE INTERPUBLIC GROUP
    OF COMPANIES, INC.                                  3.6          2.6
--------------------------------------------------------------------------------
  WAL-MART STORES, INC.                                 3.6           --

                                                        % OF NET ASSETS
                                                            AS OF
  FIVE LARGEST INDUSTRIES                            12/31/01    9/30/01
--------------------------------------------------------------------------------
  DRUGS & HEALTHCARE                                   18.8         12.8
--------------------------------------------------------------------------------
  COMPUTER SOFTWARE & SERVICES                          8.7          7.4
--------------------------------------------------------------------------------
  COMPUTER HARDWARE                                     8.6          6.3
--------------------------------------------------------------------------------
  MANUFACTURING-DIVERSIFIED                             7.3          8.0
--------------------------------------------------------------------------------
  RETAIL                                                6.5          6.3

  Portfolio holdings and asset allocations will vary.

See page 26 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available only to certain institutional investors.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) S&P 500 Index is an unmanaged index of U.S. common stock performance.
(5) Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. companies within the Russell 3000.
(6) Morningstar Large Cap Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(7) Lipper Multi-Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(8) Fund performance has been increased by expense waivers, without which performance would have been lower.
(9) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A from 9/30/98; Class B, C and Y from 10/31/99.

                         CDC NVEST TARGETED EQUITY FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital

STRATEGY:
Invests primarily in a focused portfolio of companies with above-average growth potential.

INCEPTION DATE:
November 27, 1968

MANAGER:
G. Kenneth Heebner
CAPITAL GROWTH
MANAGEMENT LIMITED
PARTNERSHIP

SYMBOLS:
Class A           NEFGX
Class B           NEBGX
Class C           NEGCX
Class Y           NEGYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2001)

Class A           $7.81
Class B            7.47
Class C            7.47
Class Y            7.85

                                                           MANAGEMENT DISCUSSION

In 2001, the total return on Class A shares of CDC Nvest Targeted Equity Fund was -16.20% at net asset value, including $0.03 in reinvested distributions. Standard & Poor's 500 Index, the fund's benchmark, had a return of -11.87% for the same period, while the funds in Morningstar's Large Value category had an average return of -5.30%.

CDC Nvest Targeted Equity Fund was formerly named CDC Nvest Growth Fund.

EXCESS CAPACITY IN TECH AND TELECOM TRIGGERED 2001 RECESSION
The Federal Reserve Board cut short-term interest rates 11 times during the year in an unsuccessful effort to bring the economy out of a downward spiral toward recession. The economic slowdown began with severe overcapacity in the technology and telecommunications industries. The terrorist attacks of September 11 deepened the uncertainty that characterized most of 2001. And the airline industry, which had been in a long trough, was hard hit, along with the travel and tourism industries. Consumer confidence did not begin to show signs of recovery until the very end of the year.

FUND SHIFTED FROM DEFENSIVE TO MODERATELY AGGRESSIVE
CDC Nvest Targeted Equity Fund began the year in a defensive position, with industry concentrations in real estate investment trusts (REITs), food and beverage, healthcare and energy. We gradually eliminated these positions during the first half of the year, investing the proceeds in technology, retail and some stocks of financial companies. This shift to more aggressive equities was in anticipation of an economic recovery, which we expected to begin during the latter half of 2001.

We believe the events of September 11 postponed the start of the recovery, which we now expect to begin early in 2002. As a result, we continued to increase exposure to economically sensitive sectors. Specifically, in the third quarter, we increased the fund's retail holdings and initiated new positions in the home-building industry, which was the fund's largest sector at year end.

While home building is not generally considered a growth industry, we were impressed by some national companies - including D.R. Horton and Centex - that were growing significant market share and strong profits. Professional management and access to lower-cost capital have given these companies advantages of scale and diversification to help them compete for increasingly scarce parcels of developable land in major metropolitan areas. We believe the share price of the major national homebuilders we selected does not yet adequately reflect the companies' growth prospects over the next several years, and that they offer significant opportunities for capital appreciation.

SELECTED RETAILERS DID WELL; OTHERS WERE PURCHASED TOO SOON
On the positive side, home-improvement retailer Lowe's and electronic specialist Best Buy posted gains despite investors' apprehension about the impact of the economic slowdown. Although both companies experienced slower growth, their earnings came in above estimates.

In hindsight, our investments in retailers J.C. Penny and Nike, computer-printer manufacturer Lexmark, and mining and metals company Inco all proved to be premature. Cigna, a leader in healthcare insurance, was hurt by cost overruns.

CONSUMER CONFIDENCE TURNING UP
We believe the economy will respond positively to what we regard as the strongest combination of monetary and fiscal stimuli in the post-World War II period. We also think that September 11 may come to be viewed as the low point for this cycle, in terms of consumer confidence. We believe consumers will lead the recovery, and that the anti-terrorism measures implemented by the federal government should provide the security needed to help the nation regain confidence and get back to work.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Targeted Equity Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]

                         NAV           MSC        S&P500
     12/31/1991         10000          9425         10000
                         9509          8962       9813.65
                         9598          9046       9940.75
                         9151          8625       9747.42
                         9366          8827      10033.61
                         9392          8852      10082.79
      6/30/1992          9008          8490       9932.79
                         9008          8490      10338.57
                         8651          8153      10126.98
                         8794          8288      10245.98
                         8901          8389      10281.38
                         9196          8667      10631.46
     12/31/1992          9337          8800      10761.94
                         9522          8975      10851.91
                         9189          8660      10999.82
                         9624          9071       11231.9
                         9494          8948      10960.42
                         9726          9167      11253.61
      6/30/1993          9716          9158      11286.58
                         9661          9105      11241.17
                         9939          9367       11667.7
                        10115          9533      11578.21
                        10504          9900      11817.72
                        10254          9664      11705.08
     12/31/1993         10391          9793       11846.6
                        10998         10365      12249.35
                        10610         10000      11916.88
                         9973          9399      11397.34
                         9983          9409       11543.5
                        10172          9587      11732.94
      6/30/1994          9796          9233      11445.34
                        10137          9554      11821.17
                        10397          9799      12305.83
                        10057          9478      12004.91
                        10097          9516      12274.61
                         9516          8969      11827.59
     12/31/1994          9658          9103      12003.03
                         9429          8887      12314.31
                         9887          9318      12794.22
                        10191          9605      13171.74
                        10823         10201       13559.6
                        11476         10816      14101.55
      6/30/1995         12318         11609      14429.09
                        12874         12133       14907.6
                        12939         12195      14945.08
                        13175         12417       15575.8
                        12904         12162      15520.12
                        13520         12742      16201.43
     12/31/1995         13338         12571       16513.5
                        13805         13012      17075.29
                        14248         13429      17234.14
                        14248         13429      17399.76
                        13982         13178      17656.29
                        14197         13381      18112.18
      6/30/1996         14045         13238      18180.73
                        13224         12463      17377.51
                        13350         12582      17744.06
                        14266         13446      18743.34
                        15105         14236      19259.73
                        16281         15345      20715.51
     12/31/1996         16122         15195      20305.04
                        17578         16567      21573.61
                        17286         16292      21742.69
                        16552         15600      20849.32
                        17494         16488      22093.98
                        18354         17298      23439.15
      6/30/1997         19172         18069      24490.93
                        21029         19820      26438.37
                        19948         18801      24957.01
                        20970         19764      26323.52
                        20147         18989      25444.38
                        19918         18773      26622.27
     12/31/1997         19918         18772      27079.48
                        20243         19079         27379
                        22022         20756      29353.71
                        23438         22090      30857.15
                        24338         22938      31167.31
                        23955         22577      30631.61
      6/30/1998         25237         23785      31876.12
                        25371         23912       31536.4
                        20530         19349      26983.99
                        20677         19488      28705.12
                        22758         21450      31040.61
                        24653         23235      32923.29
     12/31/1998         26571         25043       34818.4
                        28372         26740      36274.38
                        26337         24822         35147
                        26968         25418      36554.32
                        26875         25329      37968.72
                        26009         24514      37071.86
      6/30/1999         27927         26321      39129.57
                        27272         25704      37907.75
                        27225         25660      37720.21
                        25612         24139      36686.14
                        26594         25065      39007.68
                        27600         26013      39809.23
     12/31/1999         30605         28845      42145.02
                        28212         26590      40027.28
                        30716         28950      39269.58
                        31050         29264      43111.28
                        29881         28163      41814.24
                        28685         27036      40956.34
      6/30/2000         28796         27140      41966.04
                        27878         26275      41309.94
                        29198         27520      43875.88
                        28142         26524      41559.53
                        28201         26579      41383.82
                        27937         26330      38121.14
     12/31/2000         29211         27531      38307.71
                        26621         25090      39666.84
                        25778         24296      36049.95
                        25123         23678      33766.18
                        26215         24708      36390.16
                        25685         24208      36633.96
      6/30/2001         25859         24372      35742.34
                        25106         23663      35390.49
                        23038         21713      33174.73
                        20812         19616      30492.83
                        20938         19734      31076.99
                        23163         21831       33457.5
     12/31/2001         24479         23072      33759.72

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.



                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001
-----------------------------------------------------------------------------------
CLASS A (INCEPTION 11/27/68)           1 YEAR      5 YEARS   10 YEARS   20 YEARS
Net Asset Value(1)                     -16.20%      8.71%      9.37%      15.43%
With Maximum Sales Charge(2)           -21.01       7.43       8.72       15.08
-----------------------------------------------------------------------------------

CLASS B (Inception 2/28/97)            1 YEAR    SINCE INCEPTION
Net Asset Value(1)                     -16.81%      6.65%
With CDSC(3)                           -20.95       6.46
-----------------------------------------------------------------------------------

CLASS C (Inception 9/1/98)             1 YEAR    SINCE INCEPTION
Net Asset Value(1)                     -16.81%      2.96%
With Maximum Sales Charge and CDSC(3)  -18.45       2.65
-----------------------------------------------------------------------------------

CLASS Y (Inception 6/30/99)            1 YEAR    SINCE INCEPTION
Net Asset Value(1)                     -15.86%     -4.81%
-----------------------------------------------------------------------------------

                                                             SINCE          SINCE         SINCE
COMPARATIVE                 1       5       10       20     CLASS B        CLASS C       CLASS Y
  PERFORMANCE             YEAR    YEARS    YEARS   YEARS  INCEPTION(7)   INCEPTION(7)  INCEPTION(7)
S&P 500 Index(4)        -11.87%   10.70%   12.94%  15.24%    9.53%          5.12%        -5.73%
Morningstar Large
  Value Fund Average(5)  -5.30     8.80    11.80      --     8.00           7.21         -1.30
Lipper Multi Cap
  Value Average(6)       -1.78    10.51    13.28   14.15     9.82          10.16          1.95

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                                     % OF NET ASSETS
                                                          AS OF
  FUND COMPOSITION                                12/31/01      6/30/01
--------------------------------------------------------------------------------
  COMMON STOCKS                                      99.7         99.7
--------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS
   AND OTHER                                          0.3          0.3

                                                     % OF NET ASSETS
                                                          AS OF
  TEN LARGEST HOLDINGS                            12/31/01      6/30/01
--------------------------------------------------------------------------------
  CENTEX CORP.                                        6.3           --
--------------------------------------------------------------------------------
  LOWE'S COMPANIES, INC.                              6.2          4.7
--------------------------------------------------------------------------------
  TENET HEALTHCARE                                    5.9           --
--------------------------------------------------------------------------------
  KB HOME                                             5.9           --
--------------------------------------------------------------------------------
  LENNAR CORP.                                        5.7           --
--------------------------------------------------------------------------------
  WASHINGTON MUTUAL, INC.                             5.6          6.1
--------------------------------------------------------------------------------
  BEST BUY CO., INC.                                  5.5          4.7
--------------------------------------------------------------------------------
  J.C. PENNEY COMPANY, INC.                           5.4           --
--------------------------------------------------------------------------------
  GOLDEN WEST FINANCIAL CORP.                         5.2           --
--------------------------------------------------------------------------------
  HOUSEHOLD INTERNATIONAL, INC.                       5.1          5.3

                                                     % OF NET ASSETS
                                                          AS OF
  FIVE LARGEST INDUSTRIES                         12/31/01      6/30/01
--------------------------------------------------------------------------------
  HOUSING & BUILDING MATERIAL                        27.5           --
--------------------------------------------------------------------------------
  RETAIL                                             22.4         17.8
--------------------------------------------------------------------------------
  HEALTHCARE-SERVICES                                11.8          8.3
--------------------------------------------------------------------------------
  SAVINGS & LOAN                                     10.8          6.1
--------------------------------------------------------------------------------
  ELECTRONIC & COMMUNICATION
   EQUIPMENT                                          9.8          8.9

  Portfolio holdings and asset allocations will vary.

See page 26 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those noted. Class Y shares are available to certain institutional investors only.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) S&P 500 Index is an unmanaged index of U.S. common stock performance.
(5) Morningstar Large Value Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. The Morningstar Large Blend Average does not track a 20-year performance average.
(6) Lipper Multi Cap Value Funds Average is the average performance without sales charges of mutual funds with a similar current investment style or objective as calculated by Lipper Inc.
(7) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 2/28/97; Class C from 9/30/98 and Class Y from 6/30/99.

                        CDC NVEST GROWTH AND INCOME FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term capital growth and income

STRATEGY:
Invests primarily in common stock of large and mid-cap companies in any industry

INCEPTION DATE:
May 6, 1931

MANAGER:
Gerald H. Scriver
WESTPEAK GLOBAL ADVISORS, L.P.

SYMBOLS:
Class A            NEFOX
Class B            NEGBX
Class C            NECOX
Class Y            NEOYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2001)

Class A          $11.78
Class B           11.37
Class C           11.36
Class Y           11.93

Beginning in 2002, this fund will distribute any dividends annually rather than semiannually.

                                                           MANAGEMENT DISCUSSION

The total return on Class A shares of CDC Nvest Growth and Income Fund was -14.58% at net asset value for the 12 months ended December 31, 2001. For the same period, the fund's benchmark, Standard & Poor's 500 Index, returned -11.87%, while the average return on the funds in Morningstar's Large Value category was -5.30%.

MARKET FAVORED VALUE-STYLE INVESTORS IN 2001
The investment style that worked best in 2001 was value oriented - investors seeking GOOD stocks at GREAT prices - rather than growth oriented - GREAT stocks at GOOD prices. Investors tended to ignore stocks of companies with attractive new products, new management or other positive changes that might lead to short-term earnings surprises. Value is generally regarded as a more conservative investment style, and it was even more popular in the wake of the terrible events of September 11. This was in stark contrast to the late '90s, when investors were inspired by the promise of new technology and innovation in telecommunications, and tended to overlook such fundamentals as track records, market breadth and financial strength. However, as 2001 drew to a close, the market seemed to be shifting back toward a growth style, emphasizing companies that may be able to surpass analysts' earnings expectations.

FUND SHIFTED EMPHASIS TO GROWTH, ANTICIPATING RECOVERY
The fund's investment policies allow us to shift the bias of CDC Nvest Growth and Income Fund toward value or growth as the market shifts, pursuing the best returns available at any given time. At the beginning of 2001, we were strongly biased toward value, but we gradually moved toward a more neutral stance during the first half of the year, looking for stocks offering a combination of growth potential and reasonable valuations. That led us to increase the fund's technology holdings. We focused on high-quality companies in anticipation of an improving economy, and because we expected the market to begin to recognize improving valuations in this sector. We continued to pursue this strategy after the terrorist attacks on September 11, but we also balanced the portfolio with stocks in the consumer-staples sector. Given the volatile environment, we believed the market would favor companies with steady earnings prospects, and we shifted from a neutral to a growth orientation.

POSITIVE RESULTS FROM SOME STOCKS ECLIPSED BY DISAPPOINTMENTS
Microchip manufacturer Intel fared well late in 2001, when the company reported better-than-expected earnings. After earnings disappointments late in 2000, semiconductor maker KLA Tencor became one of the few technology companies that consistently reported better year-over-year earnings and beat expectations in 2001. Sears Roebuck was a positive throughout the year, as forecasts for slowing economic growth led investors to favor retailers catering to price-conscious consumers.

One disappointment was communications-equipment manufacturer Scientific-Atlanta, which reported lower-than-expected earnings and declining prospects. The slackening economy hurt media and entertainment firms, including fund investment Walt Disney, which fell most sharply after September 11, when Americans' reluctance to fly reduced attendance at the company's theme parks. Global Crossing, which the fund held for only a few months, declined in value along with telecommunications in general during an exceptionally bad year for that industry.

EARNINGS GROWTH LIKELY TO DRIVE PRICES IN 2002
We expect corporate earnings rather than market sentiment to continue to drive stock prices. We believe the prices of many stocks currently reflect the worst possible scenario, setting the stage for a substantial rally, and we expect growth stocks to return to market leadership. As always, we will remain nimble in an effort to provide superior long-term results for CDC Nvest Growth and Income Fund shareholders.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Growth and Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]

                         NAV           MSC        S&P500
     12/31/1991         10000          9425         10000
                         9932          9361       9813.65
                        10068          9489       9940.75
                         9906          9336       9747.42
                        10230          9642      10033.61
                        10238          9650      10082.79
      6/30/1992         10094          9514       9932.79
                        10514          9910      10338.57
                        10266          9676      10126.98
                        10377          9780      10245.98
                        10463          9862      10281.38
                        10799         10178      10631.46
     12/31/1992         10928         10300      10761.94
                        10991         10359      10851.91
                        11152         10511      10999.82
                        11349         10697       11231.9
                        11097         10459      10960.42
                        11331         10680      11253.61
      6/30/1993         11359         10706      11286.58
                        11305         10655      11241.17
                        11748         11072       11667.7
                        11630         10962      11578.21
                        11839         11158      11817.72
                        11667         10996      11705.08
     12/31/1993         11797         11119       11846.6
                        12225         11522      12249.35
                        11862         11180      11916.88
                        11367         10713      11397.34
                        11461         10802       11543.5
                        11685         11013      11732.94
      6/30/1994         11423         10767      11445.34
                        11762         11086      11821.17
                        12260         11555      12305.83
                        11969         11281      12004.91
                        12158         11459      12274.61
                        11742         11067      11827.59
     12/31/1994         11914         11229      12003.03
                        12212         11510      12314.31
                        12615         11890      12794.22
                        12966         12220      13171.74
                        13361         12593       13559.6
                        13795         13001      14101.55
      6/30/1995         14117         13305      14429.09
                        14610         13770       14907.6
                        14746         13898      14945.08
                        15393         14508       15575.8
                        15242         14365      15520.12
                        15751         14845      16201.43
     12/31/1995         16098         15172       16513.5
                        16602         15647      17075.29
                        16691         15731      17234.14
                        16775         15810      17399.76
                        16831         15863      17656.29
                        17089         16106      18112.18
      6/30/1996         16722         15761      18180.73
                        15891         14977      17377.51
                        16273         15337      17744.06
                        17105         16122      18743.34
                        17632         16618      19259.73
                        19199         18095      20715.51
     12/31/1996         18868         17783      20305.04
                        19806         18667      21573.61
                        20051         18898      21742.69
                        19179         18076      20849.32
                        20188         19027      22093.98
                        21483         20247      23439.15
      6/30/1997         22535         21240      24490.93
                        23956         22578      26438.37
                        23273         21935      24957.01
                        24710         23289      26323.52
                        23626         22268      25444.38
                        24645         23228      26622.27
     12/31/1997         25176         23729      27079.48
                        25324         23868         27379
                        27358         25785      29353.71
                        28900         27238      30857.15
                        29047         27377      31167.31
                        28654         27006      30631.61
      6/30/1998         29851         28134      31876.12
                        29392         27702       31536.4
                        24947         23513      26983.99
                        26189         24683      28705.12
                        28081         26466      31040.61
                        29355         27667      32923.29
     12/31/1998         31200         29406       34818.4
                        32104         30258      36274.38
                        31332         29530         35147
                        31765         29938      36554.32
                        33648         31713      37968.72
                        33497         31571      37071.86
      6/30/1999         34543         32556      39129.57
                        33523         31595      37907.75
                        33070         31168      37720.21
                        31729         29905      36686.14
                        33000         31103      39007.68
                        33096         31193      39809.23
     12/31/1999         34148         32184      42145.02
                        32366         30505      40027.28
                        31274         29476      39269.58
                        33814         31869      43111.28
                        33257         31345      41814.24
                        32232         30379      40956.34
      6/30/2000         32656         30778      41966.04
                        32455         30589      41309.94
                        34634         32643      43875.88
                        33050         31150      41559.53
                        33142         31236      41383.82
                        31168         29376      38121.14
     12/31/2000         31650         29830      38307.71
                        31673         29852      39666.84
                        29791         28078      36049.95
                        28116         26499      33766.18
                        30411         28662      36390.16
                        30457         28706      36633.96
      6/30/2001         29401         27711      35742.34
                        28391         26759      35390.49
                        26647         25115      33174.73
                        24421         23017      30492.83
                        25293         23839      31076.99
                        27083         25526       33457.5
     12/31/2001         27037         25483      33759.72

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------
CLASS A (INCEPTION 5/6/31)              1 YEAR         5 YEARS         10 YEARS
Net Asset Value(1)                      -14.58%         7.46%           10.46%
With Maximum Sales Charge(2)            -19.48          6.19             9.80
----------------------------------------------------------------------------------------------------

CLASS B (Inception 9/13/93)             1 YEAR         5 YEARS     SINCE INCEPTION
Net Asset Value(1)                      -15.15%         6.67%            9.87%
With CDSC(3)                            -19.39          6.42             9.87
----------------------------------------------------------------------------------------------------

CLASS C (Inception 5/1/95)              1 YEAR         5 YEARS     SINCE INCEPTION
Net Asset Value(1)                      -15.10%         6.69%           10.37%
With Maximum Sales Charge and CDSC(3)   -16.82          6.47            10.21
----------------------------------------------------------------------------------------------------

CLASS Y (Inception 11/18/98)            1 YEAR    SINCE INCEPTION
Net Asset Value(1)                      -13.99%        -1.66%
----------------------------------------------------------------------------------------------------

                                                                       SINCE        SINCE        SINCE
                                                                      CLASS B      CLASS C      CLASS Y
COMPARATIVE PERFORMANCE                  1 YEAR  5 YEARS  10 YEARS   INCEPT.(7)   INCEPT.(7)   INCEPT.(7)
S&P 500 Index(4)                         -11.87%  10.70%    12.94%     13.85%      14.18%        0.82%
Morningstar Large Value Funds Avg.(5)     -5.30    8.80     11.80      11.70       12.31         3.30
Lipper Multi-Cap Value Funds Average(6)   -1.78   10.51     13.28      12.90       12.89         6.29

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                                     % OF NET ASSETS
                                                           AS OF
  FUND COMPOSITION                                 12/31/01      6/30/01
--------------------------------------------------------------------------------
  COMMON STOCKS                                      99.1         98.9
--------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS
   AND OTHER                                          0.9          1.1

                                                    % OF NET ASSETS
                                                           AS OF
  TEN LARGEST HOLDINGS                             12/31/01      6/30/01
--------------------------------------------------------------------------------
  MICROSOFT CORP.                                     4.9          1.8
--------------------------------------------------------------------------------
  PFIZER, INC.                                        4.3          3.7
--------------------------------------------------------------------------------
  INTEL CORP.                                         4.0           --
--------------------------------------------------------------------------------
  CISCO SYSTEMS, INC.                                 3.1           --
--------------------------------------------------------------------------------
  PROCTER & GAMBLE CO.                                3.1           --
--------------------------------------------------------------------------------
  BANK AMERICA CORP.                                  3.0          1.8
--------------------------------------------------------------------------------
  VERIZON COMMUNICATIONS, INC.                        3.0          3.3
--------------------------------------------------------------------------------
  MERCK & CO.                                         3.0          2.7
--------------------------------------------------------------------------------
  BRISTOL-MYERS SQUIBB CO.                            2.7          1.6
--------------------------------------------------------------------------------
  PEPSICO, INC.                                       2.6          1.9

                                                     % OF NET ASSETS
                                                           AS OF
  FIVE LARGEST INDUSTRIES                          12/31/01      6/30/01
--------------------------------------------------------------------------------
  DRUGS                                              10.7          8.3
--------------------------------------------------------------------------------
  BANKS                                               8.2          7.9
--------------------------------------------------------------------------------
  SOFTWARE                                            7.8          2.5
--------------------------------------------------------------------------------
  FINANCIAL SERVICES                                  6.5          3.6
--------------------------------------------------------------------------------
  SEMICONDUCTORS                                      5.6          3.5

  Portfolio holdings and asset allocations will vary.

See page 26 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) S&P 500 Index is an unmanaged index of U.S. common stock performance.
(5) Morningstar Large Value Funds Average is an average performance of funds with similar investment objectives as calculated without sales charges by Morningstar, Inc.
(6) Lipper Multi-Cap Value Funds Average is the average performance of mutual funds with a similar current investment style or objective as calculated without sales charges by Lipper Inc.
(7) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 5/31/95 and Class Y from 11/30/98.

                             CDC NVEST BALANCED FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks a reasonable long-term investment return from a combination of capital appreciation and moderate current income

STRATEGY:
Invests principally in common stocks of quality, large- to mid-cap companies in any industry, and in investment-grade bonds

INCEPTION DATE:
November 27, 1968

MANAGERS:
Nicholas E. Moore,
Guy Elliffe,
Eric Hull
JURIKA & VOYLES, L.P.
Mark Baribeau,
Pamela Czekanski,
Richard Skaggs,
John Hyll,
Kurt Wagner
LOOMIS, SAYLES & COMPANY, L.P.

SYMBOLS:
Class A            NEFBX
Class B            NEBBX
Class C            NEBCX
Class Y            NEBYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2001)

Class A           $9.57
Class B            9.59
Class C            9.54
Class Y            9.45

                                                           MANAGEMENT DISCUSSION

For the 12 months ended December 31, 2001, the total return on Class A shares of CDC Nvest Balanced Fund was -9.07% at net asset value, including $0.16 in reinvested distributions. The fund is made up of three portfolios - growth stocks, value stocks and bonds - each with its own management team. To provide a balanced model as a benchmark, we combine 65% of the S&P 500 Index and 35% of Lehman Brothers Government/Corporate Bond Index. The return on the combined index was -4.74% in 2001, while the average return on the funds in Morningstar's Domestic Hybrid category was -3.90%.

ECONOMY, INTEREST RATES HARD ON STOCKS, POSITIVE FOR BONDS
Following months of debate, official acknowledgement of a recession came only recently, after the events of September 11 and before most people were aware that the threat had become a reality. At first, the Federal Reserve Board's aggressive interest rate cuts seemed to have a positive impact, but hopes for an early recovery were one of the casualties of the terrorist attacks. A stream of disappointing earnings announcements also took a toll on many stock sectors, but declining interest rates were generally beneficial for bond investors.

GROWTH STOCKS HARDER HIT THAN VALUE IN 2001
Growth stocks generally proved disappointing. The fund's position in technology, although relatively small, hurt performance in the first three quarters. These holdings rebounded in the fourth quarter, but the net effect this year was negative. Meanwhile, consumer confidence held up unexpectedly well for most of the year, and consumer-cyclical stocks, including retailers, contributed to performance. Strong performers included Best Buy in consumer electronics, Lowe's in home-building and do-it-yourself, and online auction giant e-Bay.

Value stocks generally outperformed growth stocks this year. The value portion of the fund focused on non-cyclical companies with relatively stable revenues and strong competitive positions. For example, positive earnings surprises boosted OM Group, a specialty chemical firm, and Hormel, a company with solid growth prospects in the usually stable food-processing sector. First Data, which processes credit card transactions, enjoyed earnings growth despite the challenging economy. However, two companies with disappointing results were energy giant Enron, which we sold before its steepest price decline, and Palm, a leading manufacturer of handheld computing devices.

MANAGER SHIFTS FROM HIGH-QUALITY TO HIGH-YIELD
Overall this year, CDC Nvest Balanced Fund's bond portfolio made a positive contribution to performance. When government bonds appeared overvalued, the managers shifted emphasis to mortgage-backed securities, which performed well, and to corporate bonds, including some high-yield, lower-rated issues. High-yield bonds lagged for much of the period, but strengthened toward year end as economic concerns began to wane.

Disappointments included Global Crossing, whose fiber-optic network was underutilized, and Delta and Northwest airlines bonds, which were downgraded along with other airlines following the September 11 terrorist attacks. However, the decision to sell longer-maturity bonds of Ford and to buy the company's shorter-term issues was beneficial. By the end of the year, almost two-thirds of the bond portfolio was invested in corporate issues, in anticipation of a possible economic recovery.

FUND'S EQUITY MANAGERS SPLIT ON OUTLOOK
CDC Nvest Balanced Fund's growth managers expect growth stocks to return to favor in 2002, thanks to improving corporate fundamentals and prospects for an economic recovery. Other positive factors include low interest rates and energy prices, lower taxes and more reasonable growth stock valuations compared with a year ago.

The value managers are more cautious, concerned that persistent corporate cost-cutting will lead to further layoffs. That scenario would undermine consumer confidence and delay any recovery for several months. Eventually, however, the value managers believe that low interest rates will work to stimulate the economy.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Balanced Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]

                    NAV           MSC       S&P500/LB
12/31/1991         10000          9425         10000
                   10197          9611       9826.97
                   10433          9834       9927.89
                   10314          9721       9783.29
                   10532          9927       9989.86
                   10622         10011      10089.14
 6/30/1992         10454          9853      10043.42
                   10784         10164      10398.93
                   10524          9919      10294.25
                   10734         10117      10422.26
                   10704         10089      10387.86
                   11096         10458      10612.44
12/31/1992         11393         10738      10760.61
                   11628         10960         10901
                   11710         11036      11077.01
                   11904         11219      11241.16
                   11760         11084      11095.02
                   11996         11306      11283.49
   6/31/93         12110         11414      11394.99
                   12131         11433       11391.4
                   12544         11823      11762.44
                   12575         11852      11718.81
                   12690         11960      11891.63
                   12638         11911      11770.83
12/31/1993         13009         12261      11881.01
                   13502         12726      12205.72
                   13159         12403       11897.3
                   12600         11875      11458.08
                   12675         11946      11519.55
                   12718         11987      11635.26
 6/30/1994         12552         11830      11438.92
                   12889         12148      11763.14
                   13225         12465      12079.84
                   12910         12168      11822.44
                   12900         12158      11993.29
                   12506         11787      11695.55
12/31/1994         12661         11933         11836
                   12819         12082      12115.79
                   13223         12463      12523.07
                   13544         12765      12796.67
                   13907         13107      13107.86
                   14405         13577       13640.1
 6/30/1995         14716         13870      13888.76
                   14978         14117      14182.41
                   15058         14192      14264.24
                   15363         14480      14720.43
                   15303         14423      14751.73
                   15782         14874      15271.36
12/31/1995         15993         15073      15544.05
                   16334         15395      15939.16
                   16407         15464      15939.72
                   16413         15469      16007.58
                   16462         15515       16142.1
                   16621         15666      16430.56
 6/30/1996         16665         15707       16537.3
                   16332         15393      16026.22
                   16628         15672      16252.85
                   17313         16318      16986.27
                   17826         16801      17434.03
                   18850         17766       18470.8
12/31/1996         18730         17653      18148.19
                   19053         17957      18978.63
                   19187         18084      19098.99
                   18609         17539      18459.28
                   18960         17870      19340.08
                   19717         18583       20260.9
 6/30/1997         20495         19317      21004.87
                   21759         20507      22426.31
                   21120         19906      21404.58
                   21792         20539       22374.3
                   21389         20159      21887.18
                   21732         20483      22680.96
12/31/1997         22015         20749      23034.56
                   22138         20865      23305.84
                   22988         21666      24578.21
                   23584         22228      25572.39
                   23600         22243      25801.71
                   23289         21950      25513.09
 6/30/1998         23359         22016         26379
                   22844         21530       26162.7
                   20814         19617      23314.31
                   21855         20599      24598.17
                   22805         21494      26074.29
                   23338         21996      27333.18
12/31/1998         23815         22446      28579.54
                   23674         22313      29568.17
                   23040         21716      28693.03
                   23469         22119       29636.8
                   24602         23188      30570.76
                   24390         22987      29926.98
 6/30/1999         24687         23267       31246.3
                   24028         22646      30436.04
                   23333         21991       30309.5
                   22583         21284      29689.56
                   23070         21744      31213.72
                   22944         21625      31731.45
12/31/1999         22922         21604      33214.07
                   22255         20975      31835.94
                   21157         19941      31416.37
                   21940         20678      33998.61
                   21308         20083      33126.39
                   20952         19748      32563.38
 6/30/2000         21454         20221         33341
                   21474         20239      32978.75
                   22774         21465      34733.11
                   22295         21013      33250.86
                   22036         20769      33175.75
                   20878         19678      31162.35
12/31/2000         21451         20218      31409.59
                   21612         20369      32402.21
                   20770         19575      30119.54
                   19867         18725      28665.77
                   20492         19313         30321
                   20431         19256      30517.83
 6/30/2001         20054         18901      29970.45
                   19912         18767      29909.65
                   19182         18079      28558.06
                   17764         16742      26879.17
                   18232         17183      27437.98
                   19127         18027      28866.52
12/31/2001         19506         18384      29006.85

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------
CLASS A (INCEPTION 11/27/68)          1 YEAR     5 YEARS      10 YEARS
Net Asset Value(1)                     -9.07%      0.81%        6.91%
With Maximum Sales Charge(2)          -14.28      -0.37         6.28
---------------------------------------------------------------------------------------------------------------

CLASS B (Inception 9/13/93)           1 YEAR     5 YEARS    SINCE INCEPTION
Net Asset Value(1)                     -9.72%      0.05%        4.65%
With CDSC(3)                          -14.21      -0.23         4.65
---------------------------------------------------------------------------------------------------------------

CLASS C (Inception 12/30/94)          1 YEAR     5 YEARS    SINCE INCEPTION
Net Asset Value(1)                     -9.77%      0.03%        5.52%
With Maximum Sales Charge and CDSC(3) -11.58      -0.17         5.38
---------------------------------------------------------------------------------------------------------------

CLASS Y (Inception 3/8/94)            1 YEAR7    5 YEARS(7) SINCE INCEPTION(7)
Net Asset Value(1)                     -8.55%      1.29%        5.73%
---------------------------------------------------------------------------------------------------------------

                                                                           SINCE         SINCE         SINCE
                                                                          CLASS B       CLASS C       CLASS Y
COMPARATIVE PERFORMANCE                  1 YEAR   5 YEARS    10 YEARS    INCEPT.(8)    INCEPT.(8)    INCEPT.(8)
S&P 500/Lehman Gov't./Corp. Blend(4)     -4.74%    9.53%       10.95%      11.31%        13.26%       12.37%
Morningstar Domestic Hybrid Fund Avg.(5) -3.90     7.00         9.00        8.70         10.50         9.50
Lipper Balanced Funds Average(6)         -4.39     7.64         9.40        9.34         11.10        10.16

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                                     % OF NET ASSETS
                                                           AS OF
  FUND COMPOSITION                                 12/31/01      6/30/01
--------------------------------------------------------------------------------
  COMMON STOCKS                                      65.8         64.6
--------------------------------------------------------------------------------
  BONDS AND NOTES                                    32.1         30.8
--------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS
   AND OTHER                                          2.1          4.6

                                                     % OF NET ASSETS
                                                           AS OF
  TEN LARGEST HOLDINGS                             12/31/01      6/30/01
--------------------------------------------------------------------------------
  FNMA, 7.50%, 8/01/31                                3.2           --
--------------------------------------------------------------------------------
  PFIZER, INC.                                        2.0          0.8
--------------------------------------------------------------------------------
  FIRST DATA CORP.                                    1.9          1.5
--------------------------------------------------------------------------------
  FREDDIE MAC                                         1.8          1.6
--------------------------------------------------------------------------------
  MCGRAW-HILL CO., INC.                               1.7          1.8
--------------------------------------------------------------------------------
  COMPUTER SCIENCES CORP.                             1.6          0.8
--------------------------------------------------------------------------------
  FORD MOTOR CO.,
    7.45%, 7/16/31                                    1.5          1.2
--------------------------------------------------------------------------------
  US TREASURY BONDS,
    7.50%, 11/15/16                                   1.5           --
--------------------------------------------------------------------------------
  HORMEL FOODS CORP.                                  1.4          1.4
--------------------------------------------------------------------------------
  KIMBERLY-CLARK CORP.                                1.4          0.9

                                                     % OF NET ASSETS
                                                           AS OF
  FIVE LARGEST INDUSTRIES                          12/31/01    6/30/01
--------------------------------------------------------------------------------
  MORTGAGE-BACKED                                    12.4          8.5
--------------------------------------------------------------------------------
  DRUGS & HEALTHCARE                                 10.8         10.3
--------------------------------------------------------------------------------
  SOFTWARE                                            7.2          6.3
--------------------------------------------------------------------------------
  COMPUTERS & BUSINESS EQUIPMENT                      6.4          8.2
--------------------------------------------------------------------------------
  COMMUNICATION SERVICES                              6.4          7.4

  Portfolio holdings and asset allocations will vary.

See page 26 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) S&P 500/Lehman Brothers Gov't./Corp. Blend is an unmanaged index made up of 65% S&P 500 and 35% of the Lehman Brothers Government/Corporate Bond Index.
(5) Morningstar Domestic Hybrid Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Balanced Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(7) Fund performance has been increased by expense waivers, without which performance would have been lower.
(8) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94 and Class Y from 3/31/94.

                         CDC NVEST LARGE CAP VALUE FUND

                                                                 PORTFOLIO FACTS

OBJECTIVE:
Seeks capital growth and dividend income

STRATEGY:
Invests primarily in under-valued common stocks of mid- to large-cap companies

INCEPTION DATE:
November 28, 1995

MANAGER:
Margaret M. Buescher
VAUGHAN, NELSON,
SCARBOROUGH &
MCCULLOUGH, L.P.
(VNSM)

SYMBOLS:
Class A            NEEIX
Class B            NEBIX
Class C            NECEX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2001)

Class A          $17.81
Class B           17.67
Class C           17.68

Beginning in 2002, this fund will distribute any dividends annually rather than quarterly.

                                                           MANAGEMENT DISCUSSION

For the 12 months ended December 31,2001,CDC Nvest Large Cap Value Fund provided a return of -3.52% for Class A shareholders at net asset value, including $0.03 in reinvested distributions. For the same period, the fund's benchmark, the Russell 1000 Value Index, returned -5.59%, and the average return on the funds in Morningstar's Large Cap Value category was -5.30%.

THIRD-QUARTER GDP SHRANK 1.3%
It was a difficult year, as a stream of disappointing corporate earnings sent the economy into a recession that officially began in March. In the third quarter, the Gross Domestic Product shrank 1.3%, the first such contraction in a decade. Hopes for an early recovery disappeared after the terrorist attacks on September 11. Except for a brief stock-price rally in the fourth quarter, value stocks generally outperformed growth stocks.

FOCUS ON INDIVIDUAL STOCKS MORE THAN SECTORS
We believe in building portfolios from the bottom up, so our first goal is to find stocks that represent the best value. We believe individual stock selection rather than industry emphasis gives CDC Nvest Large Cap Value Fund a performance edge over its benchmark.

Having said that, some of the fund's best performers this year have been healthcare and financial companies, which dominated the portfolio. HCA, a nationwide operator of for-profit hospitals, benefited from cost trimming and expanded Medicare reimbursements, and Baxter Healthcare rose on increased earnings. The financial services industry is pressing ahead on the globalization front, a trend led by Citigroup, a major fund holding. When we trimmed the fund's position in American International Group after it acquired American General, the portfolio's exposure to the financial sector decreased. However, disappointments included insurer/lender Conseco, when deteriorating credit quality in the weak economy took its toll on earnings, and Mellon Bank, whose fee income declined as its managed assets contracted with the markets.

Although we limited the fund's exposure to the beleaguered tech and telecommunications sectors, three tech stocks were positives: EDS, Dell Computer and Applied Materials. We also de-emphasized consumer cyclical stocks because we believed their valuations were too high for current economic conditions. And we took profits in Family Dollar Stores when it reached our price target.

Deregulation continues to obscure the outlook for utilities, along with declining oil prices and fallout from the Enron bankruptcy. (Enron was never in the portfolio.) However, Duke Energy, a well-diversified and well-managed energy company, seems to have avoided some of the negative sentiment affecting the industry. The fund also benefited when Mitchell Energy was acquired by Devon Energy.

In the wake of September 11, advertising giant Interpublic suffered as corporations cut back ad budgets, and Disney Corporation felt the impact of reduced travel. Although both stocks are currently depressed, we believe they have solid recovery potential in the improving economic environment we see going forward.

MANAGERS ANTICIPATE GRADUAL ECONOMIC RECOVERY
Late in 2001, we began a modest shift toward increased exposure to industrial stocks, in the belief that economically sensitive sectors will benefit as investors begin to anticipate an economic recovery. For example, we repurchased shares of Honeywell, a diversified manufacturer of aerospace, automation and specialty products, after the collapse of its proposed merger with General Electric.

We are positioning CDC Nvest Large Cap Value Fund for an eventual economic recovery, driven by a combination of lower taxes and the Fed's 11 cuts in short-term interest rates. We think the recovery will be gradual; its timing will depend on such factors as inventory liquidation, a better employment outlook, and greater optimism on the part of consumers.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Large Cap Value Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]

                    NAV           MSC     Russell 1000
11/28/1995         10000          9425         10000
                   10032          9455         10000
                   10321          9727      10251.34
                   10553          9947      10570.74
                   10698         10083      10650.68
                   10875         10249      10831.76
                   11123         10484      10873.39
                   11460         10801      11009.36
 6/30/1996         11356         10703      11018.35
                   11067         10431      10601.96
                   11284         10635      10905.17
                   11701         11028      11338.65
                   12343         11633      11777.06
                   13106         12352      12631.05
12/31/1996         13067         12316       12469.9
                   13464         12690       13074.4
                   13714         12926      13266.49
                   13093         12340       12789.5
                   13542         12763      13326.82
                   14206         13389      14071.28
 6/30/1997         14628         13787      14674.94
                   15603         14706      15778.99
                   15154         14283      15216.82
                   15708         14805      16136.54
                   14948         14089      15685.64
                   15582         14686      16379.18
12/30/1997         16026         15104       16857.3
                   15825         14915      16618.77
                   17083         16100      17737.57
                   17847         16821      18822.47
                   17810         16786      18948.35
                   17198         16209       18667.4
 6/30/1998         17001         16023      18906.63
                   16267         15332      18572.96
                   13964         13161      15808.99
                   14768         13919      16716.37
                   15887         14973      18011.23
                   16386         15444      18850.36
12/30/1998         16453         15507      19491.94
                   15818         14909       19647.6
                   15491         14601      19370.28
                   15400         14514      19771.13
                   16796         15830      21617.76
                   16730         15768      21380.14
 6/30/1999         17364         16365      22000.88
                   16960         15985      21356.77
                   16321         15383      20564.13
                   15602         14705       19845.5
                   16401         15458      20987.75
                   16138         15210      20823.61
12/30/1999         16133         15206      20924.15
                   15532         14638      20241.54
                   14328         13504      18737.69
                   15778         14870      21023.92
                   15825         14915      20779.27
                   16041         15119      20998.34
 6/30/2000         15736         14831      20038.66
                   16048         15125      20289.61
                   17091         16108      21418.56
                   17056         16075      21614.69
                   17615         16602      22145.62
                   16885         15914      21323.61
12/30/2000         17587         16576      22391.92
                   17692         16674      22478.04
                   17083         16101      21852.98
                   16788         15823      21080.76
                   17473         16468       22114.6
                   17948         16916      22611.37
 6/30/2001         17544         16535      22109.88
                   17258         16266      22062.88
                   16916         15943      21179.13
                   15964         15046      19688.53
                   15992         15073      19519.08
                   16735         15773      20653.84
12/31/2001         16968         15993       21140.3

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains. Index values are calculated from 11/30/95.

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001
------------------------------------------------------------------------------------
CLASS A (INCEPTION 11/28/95)           1 YEAR(7)  5 YEARS(7)  SINCE INCEPTION(7)
Net Asset Value(1)                      -3.52%       5.37%          9.07%
With Maximum Sales Charge(2)            -9.07        4.13           8.02
------------------------------------------------------------------------------------

CLASS B (Inception 9/15/97)            1 YEAR(7) SINCE INCEPTION(7)
Net Asset Value(1)                      -4.20%       1.51%
With CDSC(3)                            -8.99        1.07
------------------------------------------------------------------------------------

CLASS C (Inception 9/15/97)            1 YEAR(7) SINCE INCEPTION(7)
Net Asset Value(1)                      -4.25%       1.53%
With Maximum Sales Charge and CDSC(3)   -6.17        1.29
------------------------------------------------------------------------------------

                                                            SINCE           SINCE
                                                           CLASS A     CLASS B AND C
COMPARATIVE PERFORMANCE                 1 YEAR   5 YEARS  INCEPTION(8)   INCEPTION(8)
Russell 1000 Value Index(4)              -5.59%   11.13%    13.09%          6.56%
Morningstar Large Cap Value Fund Avg.(5) -5.30     8.84     10.90           4.70
Lipper Large Cap Value Funds Average(6)  -6.68     8.45     10.65           4.08

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                                     % OF NET ASSETS
                                                            AS OF
  FUND COMPOSITION                                 12/31/01      6/30/01
--------------------------------------------------------------------------------
  COMMON STOCKS                                      97.3         99.4
--------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS AND OTHER                    2.7          0.6

                                                     % OF NET ASSETS
                                                            AS OF
  TEN LARGEST HOLDINGS                             12/31/01      6/30/01
--------------------------------------------------------------------------------
  PEPSICO, INC.                                       5.1          1.4
--------------------------------------------------------------------------------
  AMERICAN INTERNATIONAL GROUP, INC.                  4.8          3.2
--------------------------------------------------------------------------------
  EXXON MOBIL CORP.                                   4.8          3.7
--------------------------------------------------------------------------------
  ACE, LTD.                                           4.6          4.1
--------------------------------------------------------------------------------
  FANNIE MAE                                          4.6          3.8
--------------------------------------------------------------------------------
  CITIGROUP, INC.                                     4.5          4.5
--------------------------------------------------------------------------------
  J.P. MORGAN & CO., INC.                             3.5          4.4
--------------------------------------------------------------------------------
  HCA INC.                                            3.3          3.4
--------------------------------------------------------------------------------
  MERRILL LYNCH & CO., INC.                           3.3          3.4
--------------------------------------------------------------------------------
  WASTE MANAGEMENT, INC.                              3.3          2.8
--------------------------------------------------------------------------------

                                                     % OF NET ASSETS
                                                            AS OF
  FIVE LARGEST INDUSTRIES                          12/31/01      6/30/01
--------------------------------------------------------------------------------
  FINANCIAL SERVICES                                 17.1         17.0
--------------------------------------------------------------------------------
  INSURANCE                                          13.3         15.4
--------------------------------------------------------------------------------
  DRUGS & HEALTHCARE                                  8.9          8.4
--------------------------------------------------------------------------------
  BUSINESS SERVICES                                   7.6          4.7
--------------------------------------------------------------------------------
  FOOD & BEVERAGES                                    7.0          5.5

  Portfolio holdings and asset allocations will vary.

See page 26 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 1000 Value Index is an unmanaged index of the largest 1000 U.S. companies within the Russell 3000.
(5) Morningstar Large Cap Value Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Large Cap Value Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper, Inc.
(7 Fund performance has been increased by expense waivers, without which performance would have been lower.
(8) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A from 11/30/95; Class B and C from 9/30/97.

                          CDC NVEST MID CAP GROWTH FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term capital growth

STRATEGY:
Invests primarily in equity securities of companies with mid-size market capitalizations

INCEPTION DATE:
March 15, 2001

MANAGERS:
Christopher R. Ely
David L. Smith
Philip C. Fine
LOOMIS, SAYLES & COMPANY, L.P.

SYMBOLS:
Class A            NRMAX
Class B            NRMBX
Class C            NRMCX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2001)

Class A           $8.15
Class B            8.11
Class C            8.11

                                                           MANAGEMENT DISCUSSION

Since inception on March 15, 2001 through the end of December, the total return on Class A shares of CDC Nvest Mid Cap Growth Fund was -18.50% based on net asset value. The fund's benchmark, the Russell Midcap Growth Index, returned 0.91% for the same period, and the average return on the funds in Morningstar's Mid-Cap Growth Fund category was -2.90%.

These results reflect a difficult period for aggressive stocks, during which we underestimated the velocity, depth and duration of the year's economic downturn.

FUND OPENED AMID MAJOR STOCK PRICE DECLINES
CDC Nvest Mid Cap Growth Fund began operations in March 2001, in the middle of the worst bear market since 1973-74. As the year progressed, it became increasingly evident that the economy was headed for recession. As growth rates slowed, many companies saw their stock prices fall on weaker earnings.

Although the Federal Reserve Board responded with a series of interest rate cuts, it typically takes about 12 months for the impact of monetary policy to be reflected in the economy. The terrible events of September 11 probably postponed the start of our economic recovery. In general, the market in 2001 favored value stocks over growth stocks and defensive issues over aggressive ones, which was a negative environment for this fund.

MANAGERS AVOID MARKET TIMING, STAY FULLY INVESTED
We don't try to predict market swings, and we stay true to our fundamental stock picking process. Our policy is to stay fully invested in mid-cap growth stocks at all times. Typically, the portfolio has a high degree of exposure to technology. However, in response to changing market conditions, we adjusted our sector weightings in the second half of the year to strike a better balance between companies with more stable growth prospects and those whose growth is more sensitive to the economic cycle.

Technology holdings had the greatest impact. Telecommunications equipment and networking stocks like Finisar, Openwave Systems and Extreme Networks hurt performance, particularly in the third quarter, as corporate customers slashed their capital spending. On the other hand, technology stocks led the market higher in the second and fourth quarters. Semiconductor companies selling into consumer markets (such as NVIDIA) or those that make the chips that enable storage area networks (such as QLogic and Brocade) were among the best performers at the end of the year. Healthcare stocks performed well during the third quarter.

STAGE SEEMS SET FOR ECONOMIC RECOVERY
We are optimistic for 2002. In retrospect, the events of September 11 seem to have defined the low point, in terms of confidence, for this market cycle, setting the stage for a recovery. Despite the environment of uncertainty associated with the war on terrorism, we expect to see a resurgence in stock prices some time this year. Interest rates have fallen to levels not seen in a generation. The Federal Reserve Board policy continues to incline toward easing. Energy prices have fallen sharply, and consumer confidence is rising. Cash in money market funds exceeds $2 trillion, representing a huge reserve of potential investment. Importantly, corporate earnings are beginning to improve, increasing the likelihood of a rebound in capital spending in the second half of the year. This should benefit technology stocks in particular.

However, we expect the stock market to remain volatile. World events could significantly change the economy and the market. Although market conditions did not favor our growth-oriented style in 2001, we believe CDC Nvest Mid Cap Growth Fund should be well positioned to participate in the market's recovery.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Mid Cap Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]

                    NAV           MSC    RUSSELL MIDCAP
 3/15/2001        10,000         9,425        10,000
 3/31/2001         9,850         9,284         9,468
 4/30/2001        11,200        10,556        11,046
 5/31/2001        10,790        10,170        10,994
 6/30/2001        10,430         9,830        11,000
 7/31/2001         9,440         8,897        10,258
 8/31/2001         8,330         7,851         9,515
 9/30/2001         6,730         6,343         7,942
10/31/2001         7,340         6,918         8,777
11/30/2001         8,080         7,615         9,722
12/31/2001         8,150         7,681        10,092

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                              TOTAL RETURNS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------
CLASS A (INCEPTION 3/15/01)              SINCE INCEPTION(7)
Net Asset Value(1)                            -18.50%
With Maximum Sales Charge(2)                  -23.19
--------------------------------------------------------------------------------

CLASS B (Inception 3/15/01)              SINCE INCEPTION(7)
Net Asset Value(1)                            -18.90%
With CDSC(3)                                  -22.96
--------------------------------------------------------------------------------

CLASS C (Inception 3/15/01)              SINCE INCEPTION(7)
Net Asset Value(1)                            -18.90%
With Maximum Sales Charge and CDSC(3)         -20.51
--------------------------------------------------------------------------------

                                               SINCE
                                         CLASS A, B AND C
COMPARATIVE PERFORMANCE                      INCEPTION
Russell Midcap Growth Index(4)                 0.91%
Morningstar MidCap Growth Avg.(5)             -2.90
Lipper MidCap Growth Funds Avg.(6)            -1.59

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                                       % OF NET ASSETS
                                                              AS OF
  FUND COMPOSITION                                   12/31/01      6/30/01
--------------------------------------------------------------------------------
   COMMON STOCKS                                        95.6         90.0
--------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS
   AND OTHER                                            4.4         10.0

                                                       % OF NET ASSETS
                                                              AS OF
  TEN LARGEST HOLDINGS                               12/31/01      6/30/01
--------------------------------------------------------------------------------
  MARVELL TECHNOLOGY GROUP, LTD.                        2.5          1.4
--------------------------------------------------------------------------------
  BROCADE COMMUNICATIONS
   SYSTEMS, INC.                                        2.2          1.7
--------------------------------------------------------------------------------
  VERITAS SOFTWARE CORP.                                2.2           --
--------------------------------------------------------------------------------
  LABORATORY CORP.                                      2.1          1.8
--------------------------------------------------------------------------------
  BEST BUY CO., INC.                                    2.1           --
--------------------------------------------------------------------------------
  QLOGIC CORP.                                          2.1          2.5
--------------------------------------------------------------------------------
  CABOT MICROELECTRONICS CORP.                          2.0          1.3
--------------------------------------------------------------------------------
  NVIDIA CORP.                                          2.0           --
--------------------------------------------------------------------------------
  BLOCKBUSTER, INC.                                     1.9           --
--------------------------------------------------------------------------------
  NETWORK ASSOCIATES, INC.                              1.9           --

                                                       % OF NET ASSETS
                                                              AS OF
  FIVE LARGEST INDUSTRIES                            12/31/01      6/30/01
--------------------------------------------------------------------------------
  SOFTWARE                                             19.6          9.1
--------------------------------------------------------------------------------
  ELECTRONICS-SEMICONDUCTORS                           13.8         17.6
--------------------------------------------------------------------------------
  DRUGS & HEALTHCARE                                   13.4         16.0
--------------------------------------------------------------------------------
  BUSINESS SERVICES                                     4.7           --
--------------------------------------------------------------------------------
  COMMUNICATION SERVICES                                4.1          0.9

  Portfolio holdings and asset allocations will vary.

See page 26 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell Midcap Growth Index is an unmanaged index of mid-cap stocks of growth- oriented U.S. corporations.
(5) Morningstar MidCap Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper MidCap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper, Inc.
(7) Fund performance has been increased by expense waivers, without which performance would have been lower.

                  CDC NVEST JURIKA & VOYLES RELATIVE VALUE FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital

STRATEGY:
Emphasizes stocks of mid- to large-cap companies selling at reasonable prices

INCEPTION DATE:
September 30, 1994

MANAGERS:
Guy Elliffe
Eric Hull
Nicholas E. Moore
JURIKA & VOYLES, L.P.

SYMBOLS:
Class A            NJVAX
Class B            NJVBX
Class C            NJVCX
Class Y            NJVYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2001)

Class A          $12.98
Class B           12.98
Class C           12.98
Class Y           12.97

* Formerly Jurika & Voyles Value+Growth Fund; effective with this report, performance will be presented on a calendar-year basis, in June and December.

                                                           MANAGEMENT DISCUSSION

For the six months ended December 31, 2001, the total return on Class Y shares of CDC Nvest Jurika & Voyles Relative Value Fund* was -4.24%, including $1.81 in reinvested distributions. The fund's benchmark, the Russell 1000 Index, returned -5.81% for the same period, while the average return on Morningstar's Mid-Cap Blend category was -3.80%.

MANAGERS SAW 2001 RECESSION BEGINNING IN SPRING
This summer market observers were debating whether the economy was in a recession or merely sluggish. We noticed that the industrial sector began contracting early in 2001, although this was masked, to some extent, by consumer activity. As the year progressed, repeated corporate layoffs began to dampen consumer confidence. In the days following the terrorist attacks on September 11, it became clear to everyone that the U.S. was in a recession. However, after establishing a low on September 21, a broad market rally got underway based primarily on expectations of a strong economic recovery.

Because early in the year we had believed the market's expectations for earnings were far too optimistic, we structured the portfolio defensively. Despite their long slide, we thought stock prices did not adequately reflect the potential risks. In the wake of September 11, our approach proved to be prudent. While the fund lost ground, our focus on companies with relatively stable revenue streams and strong competitive positions helped cushion assets to some extent during this uncertain environment.

DISAPPOINTMENTS ECLIPSED SUCCESSES IN 2001
The fund's best performers were those able to grow earnings despite the sagging economy. These included Blockbuster Video, which rebounded as investors recognized the value offered by its stable business model. Two other contributors were OM Group and Hormel. OM is a specialty chemical company, which has achieved 30 consecutive quarters of growth in the face of the industrial downturn. Hormel enjoys one of the best growth profiles in the packaged food industry and still seems attractively valued. The fund also benefited when First Data Corp. posted 15% earnings growth.

Negatives included Enron, which suffered a highly publicized fall from grace in the wake of management's misleading treatment of off-balance-sheet liabilities. Although the fund realized a loss, we sold the stock in the mid teens, before its final, precipitous fall. AES also proved problematic, as investors became concerned about this independent power producer's emerging market exposure and weakness within its peer group. We continue to hold AES because its business model remains intact and we have faith in the company. Palm, a leader in handheld computing devices, fell along with the tech sector and experienced weaker-than-expected demand for its newer products. However, Palm is still in the fund's portfolio because we believe the market for its devices is large and growing, and the stock's valuation is low relative to projected earnings.

RECOVERY COULD BE FARTHER OFF THAN MOST EXPECT
As we enter the new year, once again our views differ from the consensus forecast, which calls for a relatively mild, brief economic downturn and a vigorous recovery. Although the recession in the manufacturing sector appears to be nearing a bottom, we are concerned that corporate cost cutting will lead to more job cuts. In turn, we believe this may hurt consumer confidence and spending, which could result in a gradual, relatively modest recovery.

Consequently, we intend to maintain CDC Nvest Jurika & Voyles Relative Value Fund in a conservative position and avoid sectors that are sensitive to consumer spending. Our long-term forecast, however, is positive because the monetary stimulus provided by the Federal Reserve Board has established a firm base for a broad economic recovery in time.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Jurika & Voyles Relative Value Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS Y SHARES*]

                    NAV     RUSSELL 2000
 9/30/1994         10000         10000
                   10140      10188.74
                   10080       9822.04
12/31/1994         10559       9962.07
                   10469      10219.59
                   10870      10635.55
                   11210      10909.23
                   11751      11199.07
                   12162      11629.06
 6/30/1995         12843      11936.89
                   13474      12393.04
                   13554      12486.38
                   13755      13000.38
                   13103       12941.2
                   13845      13518.41
12/31/1995         13525      13724.45
                   13431       14168.1
                   13757      14352.46
                   13946      14481.06
                   14714      14701.65
                   14998      15055.04
 6/30/1996         14398      15071.57
                   13410      14344.41
                   14146      14734.68
                   14829      15563.08
                   15134      15907.68
                   16263      17081.61
12/31/1996         16272       16805.2
                   16940      17801.81
                   17081      17870.08
                   16389      17065.13
                   16741      17988.48
                   18334      19140.55
 6/30/1997         19061      19933.78
                   20408         21565
                   19786      20547.75
                   20994      21674.68
                   19760      20972.36
                   19684      21881.62
12/31/1997         19776      22325.99
                   19369      22492.31
                   21023      24095.71
                   21876      25310.97
                   22283      25571.18
                   21089      25017.89
 6/30/1998         21259      25944.05
                   20196      25632.04
                   16968      21800.72
                   18097      23268.96
                   19645      25106.85
                   20104      26660.95
12/31/1998         20986      28359.22
                   20902      29371.13
                   20074         28439
                   20565      29528.71
                   21604      30763.68
                   21646      30098.61
 6/30/1999         22544      31632.37
                   22179      30666.57
                   21365      30379.24
                   20046      29543.93
                   21028      31529.92
                   21801      32341.03
12/31/1999         23489      34289.68
                   22966      32885.84
                   22312      32797.88
                   24709      35786.42
                   25043      34593.44
                   25174      33698.73
 6/30/2000         24607      34557.88
                   24869      33983.71
                   26394       36499.1
                   25740      34804.97
                   25973      34385.72
                   25202      31241.17
12/31/2000         26944      31618.81
                   27580      32659.23
                   26877      29612.83
                   25271      27646.04
                   26459      29867.37
                   26794      30069.27
 6/30/2001         25940      29390.02
                   25806      28988.71
                   24836      27221.98
                   22091      24913.36
                   22258      25432.04
                   23915      27390.37
12/31/2001         24779       27682.4

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                              TOTAL RETURNS -- DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------------------
CLASS A (INCEPTION 11/30/01)                   SINCE INCEPTION(7)
Net Asset Value(1)                                   3.87%
With Maximum Sales Charge(2)                        -2.09
-----------------------------------------------------------------------------------------------------------

CLASS B (Inception 11/30/01)                   SINCE INCEPTION(7)
Net Asset Value(1)                                   3.88%
With CDSC(3)                                        -0.66
-----------------------------------------------------------------------------------------------------------

CLASS C (Inception 11/30/01)                   SINCE INCEPTION(7)
Net Asset Value(1)                                   3.88%
With Maximum Sales Charge and CDSC(3)                1.97
-----------------------------------------------------------------------------------------------------------

CLASS Y (Inception 9/30/94)*                      6 MONTHS(7)  1 YEAR(7)   5 YEARS(7)   SINCE INCEPTION(7)
Net Asset Value(1)                                  -4.24%       -7.87%       8.81%          13.33%
-----------------------------------------------------------------------------------------------------------

* Class Y performance includes periods from the predecessor fund.

                                                                                    SINCE         SINCE
                                                                              CLASSES A, B, C    CLASS Y
COMPARATIVE INDEX PERFORMANCE             6 MONTHS     1 YEAR     5 YEARS         INCEPTION     INCEPTION
Russell 1000 Index(4)                      -5.81%      -12.45%     10.50%            1.07%        15.08%
Morningstar Mid Blend Avg.(5)              -3.80        -5.00       9.60             3.76         13.10
Lipper Multi Cap Value Funds Average(6)    -3.12        -1.78      10.51             2.58         13.94

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                                       % OF NET ASSETS
                                                              AS OF
  FUND COMPOSITION                                   12/31/01      6/30/01
--------------------------------------------------------------------------------
  COMMON STOCKS                                        93.8         95.1
--------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS AND OTHER                      6.2          4.9

                                                       % OF NET ASSETS
                                                              AS OF
  TEN LARGEST HOLDINGS                               12/31/01      6/30/01
--------------------------------------------------------------------------------
  MCGRAW-HILL COMPANIES, INC.                           3.9          5.3
--------------------------------------------------------------------------------
  COMPUTER SCIENCES CORP.                               3.8          2.5
--------------------------------------------------------------------------------
  HORMEL FOODS CORP.                                    3.8          4.8
--------------------------------------------------------------------------------
  ELECTRONIC DATA SYSTEMS CORP.                         3.0          2.6
--------------------------------------------------------------------------------
  DEERE & CO.                                           2.9          2.4
--------------------------------------------------------------------------------
  FREDDIE MAC                                           2.9          2.1
--------------------------------------------------------------------------------
  WELLPOINT HEALTH NETWORKS, INC.                       2.9          1.6
--------------------------------------------------------------------------------
  KIMBERLY-CLARK CORP.                                  2.9          3.1
--------------------------------------------------------------------------------
  FIRST DATA CORP.                                      2.8          2.2
--------------------------------------------------------------------------------
  SABRE GROUP HOLDINGS, INC.                            2.7          3.0

                                                       % OF NET ASSETS
                                                              AS OF
  FIVE LARGEST INDUSTRIES                            12/31/01    6/30/01
--------------------------------------------------------------------------------
  DRUGS & HEALTHCARE                                   11.7          9.9
--------------------------------------------------------------------------------
  BUSINESS SERVICES                                     7.3          5.2
--------------------------------------------------------------------------------
  COMPUTER SOFTWARE & SERVICES                          6.8          5.1
--------------------------------------------------------------------------------
  COMPUTERS & BUSINESS EQUIPMENT                        6.3          7.0
--------------------------------------------------------------------------------
  INSURANCE                                             6.3          4.8

  Portfolio holdings and asset allocations will vary.

See page 26 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 1000 Index is an unmanaged index of the largest 1000 companies in the broader Russell 3000 Index of U.S. stocks.
(5) Morningstar Mid Blend Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Multi Cap Value Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper, Inc.
(7) Fund performance has been increased by expense waivers, without which performance would have been lower.

                             CDC NVEST SELECT FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term capital appreciation

STRATEGY:
Focuses on 15 to 20 stocks of mid- to large- cap U.S. companies

INCEPTION DATE:
March 15, 2001

MANAGERS:
William C. Nygren
Floyd J. Bellman
HARRIS ASSOCIATES,
L.P.

SYMBOLS:
Class A            NRSAX
Class B            NRSBX
Class C            NRSCX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2001)

Class A          $10.96
Class B           10.90
Class C           10.90

                                                           MANAGEMENT DISCUSSION

From its March 15, 2001 inception through December 31, the total return on Class A shares of CDC Nvest Select Fund was 9.60% based on net asset value. For the same period, the total return on the fund's benchmark, Standard & Poor's 500 Stock Index, was -1.12%, while the average return on the funds in Morningstar's Mid-Cap Value category was 7.10%.

VALUE STOCKS OUTPERFORMED IN VOLATILE MARKET
As corporate profits shrank and layoffs increased during much of 2001, the Federal Reserve Board cut interest rates aggressively in an effort to revive the economy, but hopes for an early recovery ended on September 11. However, value stocks held up better than growth stocks, as the faltering economy forced investors to reduce their expectations for growth sectors, including technology.

The market's renewed respect for value-oriented investments and companies with strong fundamentals played to our strengths. It allowed us to build a concentrated portfolio of about 20 stocks that represented good value relative to our estimates of each company's prospects. Our approach is to focus on stock selection, with little emphasis on sectors or near-term trends. Instead, we focus on internal factors, such as a company's potential for improving its operating results. We selected companies that are relatively immune to economic cycles, and which appeared to be out of favor with investors. All were chosen for their potential to ride out the current economic environment and increase earnings over the next few years.

SERVICES, HEALTHCARE, TECH, MEDIA SELECTIONS DID WELL
H&R Block did especially well, and we believe that increasingly complex tax rules will continue to drive more taxpayers to professional preparers. In healthcare, Guidant Corporation also did well; this medical devices company that produces heart valves from human tissue, serves a growing need unrelated to the economy.

Although technology tends to be cyclical, Electronic Data Systems benefited from the weak economy when cost-conscious companies elected to outsource key technology functions. Another positive was newspaper publisher Knight-Ridder, which we purchased on a price decline; it is positioned to enjoy increased advertising revenues during an economic recovery.

AUTO, FINANCIAL, ENERGY, FOOD SELECTIONS WERE DISAPPOINTING In hindsight, our purchase of Ford Motor was premature. When car sales slumped after September 11, Ford quickly offered generous rebates and 0% financing, programs that will cut into profits in the near term. However, we believe earnings should recover when business conditions improve. Another disappointing performer was Washington Mutual, whose stock price declined along with other lenders because of the slumping economy. In our opinion, the company was unfairly penalized; its loans are of high quality, cash flow is strong and earnings are increasing. Oil and gas producer Burlington Resources suffered from volatile energy prices, and supermarket operator Kroger struggled to develop new business strategies in the face of competitive pressure.

MANAGERS PREPARE FOR OPPORTUNITIES IN VOLATILE MARKET Lower interest rates and the government's stimulus package may eventually translate into a more buoyant economy and better corporate earnings. We think a recovery will begin some time in 2002, but the rebound is unlikely to start as abruptly as the recession did. For one thing, the global economic slowdown will probably impact overseas sales for many U.S. companies. Although the market is likely to remain volatile, price declines place attractive opportunities within our valuation parameters, creating opportunities for value investors like us. We continue to seek quality companies with strong industry franchises and the potential to deliver superior results over the next three to five years for CDC Nvest Select Fund's shareholders.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Select Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]

                   NAV           MSC          S&P500
 3/15/2001        10,000         9,425        10,000
 3/31/2001        10,090         9,510         9,890
 4/30/2001        10,420         9,821        10,658
 5/31/2001        10,690        10,075        10,729
 6/30/2001        10,990        10,358        10,468
 7/31/2001        11,310        10,660        10,365
 8/31/2001        10,870        10,245         9,716
 9/30/2001        10,240         9,651         8,931
10/31/2001        10,000         9,425         9,102
11/30/2001        10,680        10,066         9,799
12/31/2001        10,960        10,330         9,888

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                              TOTAL RETURNS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------
CLASS A (INCEPTION 3/15/01)                 SINCE INCEPTION(7)
Net Asset Value(1)                                9.60%
With Maximum Sales Charge(2)                      3.30
--------------------------------------------------------------------------------

CLASS B (Inception 3/15/01)                 SINCE INCEPTION(7)
Net Asset Value(1)                                9.00%
With CDSC(3)                                      4.00
--------------------------------------------------------------------------------

CLASS C (Inception 3/15/01)                 SINCE INCEPTION(7)
Net Asset Value(1)                                9.00%
With Maximum Sales Charge and CDSC(3)             6.93
--------------------------------------------------------------------------------

                                                  SINCE
                                            CLASS A, B AND C
COMPARATIVE PERFORMANCE                         INCEPTION
S&P 500 Index(4)                                  -1.12%
Morningstar MidCap Value(5)                        7.10
Lipper Multi Cap Value Funds Avg.(6)               1.84

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                     % OF NET ASSETS
                                                            AS OF
  FUND COMPOSITION                                 12/31/01      6/30/01
--------------------------------------------------------------------------------
  COMMON STOCKS                                      92.1         92.4
--------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS
   AND OTHER                                          7.9          7.6

                                                     % OF NET ASSETS
                                                            AS OF
  TEN LARGEST HOLDINGS                             12/31/01      6/30/01
--------------------------------------------------------------------------------
  WASHINGTON MUTUAL, INC.                            15.1         14.4
--------------------------------------------------------------------------------
  TXU CORP.                                           4.6          4.4
--------------------------------------------------------------------------------
  THE KROGER CO.                                      4.5          4.4
--------------------------------------------------------------------------------
  AT&T CORP.                                          4.5          4.6
--------------------------------------------------------------------------------
  WASTE MANAGEMENT, INC.                              4.4          3.8
--------------------------------------------------------------------------------
  BURLINGTON RESOURCES, INC.                          4.4          4.5
--------------------------------------------------------------------------------
  KNIGHT-RIDDER, INC.                                 4.3          4.7
--------------------------------------------------------------------------------
  GUIDANT CORP.                                       4.2           --
--------------------------------------------------------------------------------
  ELECTRONIC DATA SYSTEMS CORP.                       4.2          4.4
--------------------------------------------------------------------------------
  SPRINT CORP.                                        4.1          4.0

                                                     % OF NET ASSETS
                                                            AS OF
  FIVE LARGEST INDUSTRIES                          12/31/01      6/30/01
--------------------------------------------------------------------------------
  BANKS & THRIFTS                                    15.1           --
--------------------------------------------------------------------------------
  RETAIL                                             11.5          6.4
--------------------------------------------------------------------------------
  TELECOMMUNICATIONS                                  8.6          8.6
--------------------------------------------------------------------------------
  COMPUTER SOFTWARE & SERVICES                        7.7          8.8
--------------------------------------------------------------------------------
  UTILITIES                                           4.6           --

  Portfolio holdings and asset allocations will vary.

See page 26 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) S&P 500 Stock Index is an unmanaged index of U.S. common stock performance
(5) Morningstar Midcap Value Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Multi-Cap Value Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(7) Fund performance has been increased by expense waivers, without which performance would have been lower.

                 CDC NVEST JURIKA & VOYLES SMALL CAP GROWTH FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital

STRATEGY:
Invests primarily in a diversified portfolio of small-cap stocks

INCEPTION DATE:
September 30, 1994

MANAGER:
Jon Hickman
JURIKA & VOYLES, L.P.

SYMBOLS:
Class A            NFBSX
Class B            NFBBX
Class C            NFBCX
Class Y            NFBYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2001)

Class A          $13.04
Class B           13.03
Class C           13.04
Class Y           13.05

* Jurika & Voyles Small-Cap Fund and CDC Nvest Jurika & Voyles Small Cap Growth Fund (formerly CDC Nvest Bullseye Fund) were recently reorganized. See Note 11 on page 82.

    Effective with this report, performance will be presented on a calendar-year basis, in June and December.

                                                           MANAGEMENT DISCUSSION

For the six-month period between June 30 and December 31, 2001, the total return on Class Y shares of CDC Nvest Jurika & Voyles Small Cap Growth Fund* was -19.87%, including $0.15 in reinvested distributions. For the same period, the return on the fund's benchmark, the Russell 2000 Index, was -4.09%, while the average return on the funds in Morningstar's Small Growth category was -6.40%.

MANAGER SHIFTED STRATEGIES AFTER TERRORIST ATTACKS
In the third quarter of 2001, the background turned sharply negative for small companies, especially after the tragic events of September 11. Although stock prices rebounded in the fourth quarter, for many it was not enough to make up for losses incurred in the third quarter. The Federal Reserve Board's stimulus, increased government spending, lower tax rates, lower energy prices and trimmed inventories all suggest an economic recovery to come, but we believe the consensus may be expecting too much too soon.

Before September 11, we had positioned the portfolio to benefit from an economic recovery that we felt would emerge toward the end of 2001. After September 11, we followed a two-pronged strategy. First, we realigned part of the portfolio to benefit from emerging trends and survive a longer period of economic weakness than we had previously expected. For example, Americans have been staying close to home, so we invested in Ruby Tuesday's, a successful restaurant chain, and AMC Entertainment, a leading movie-theater chain. We also added to the fund's defensive position in healthcare stocks, which tend to be able to provide steady, predictable earnings growth even in a slow economy. At the same time, part two of our strategy was to adjust a portion of the portfolio to be more aggressive, in anticipation of an economic recovery in 2002. This portion includes leaders in high-growth industries, including technology, whose share prices had been beaten down during most of 2001.

SUCCESSES INCLUDE ACTIVISION, INTERMUNE AND GLOBAL SPORTS
Our best selections included Activision, which creates software for video games. Best known for its action titles, the company has outperformed Wall Street's earnings estimates for the last six quarters in a row. InterMune enjoyed share-price gains after the Food and Drug Administration granted the biotechnology firm Fast Track status on a drug it is testing to combat a fatal lung disease. Global Sports is an aggressive, young company enjoying rapid growth by running online sales sites for established sporting good chains.

NEXTCARD, MESA AIRLINES STILL IN FUND, DESPITE DISAPPOINTMENTS
Our biggest disappointment was NextCard, an innovator in online consumer credit services, which suffered a sharp reversal in the third quarter when federal regulators forced the company to reclassify certain losses and increase its allowances for loan losses. NextCard revealed that it was unable to provide the capital needed to operate on its own and is seeking a buyer. We are holding the stock because we believe NextCard's loan portfolio will be worth more upon liquidation than the company's current share price. Mesa Airlines lost share value in the aftermath of September 11. We've also maintained this position because of the firm's contracts with United Airlines and our confidence that this small regional carrier will recover.

MANAGER EXPECTS SMALL CAPS TO LEAD RECOVERY
We believe small-cap stocks in general should fare well going forward because they tended to outperform in the past when the market and the economy emerged from downturns, and because they were so hard hit during the past nine to 12 months. Historically, the market has tended to swing back and forth between value and growth. We believe the pendulum may be about to swing back toward growth, creating a positive environment for CDC Nvest Jurika & Voyles Small Cap Growth Fund.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Jurika & Voyles Small Cap Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS Y SHARES]

                    NAV      RUSSELL 2000
 9/30/1994         10000         10000
                   10410       9960.53
                   10400       9558.26
12/31/1994         10650       9815.06
                   10409       9691.23
                   11211      10094.37
                   11832      10268.22
                   12814      10496.54
                   13245      10677.02
 6/30/1995         14146       11230.9
                   15359      11877.82
                   15279      12123.54
                   15509      12340.04
                   15149      11788.17
                   16070      12283.44
12/31/1995         16210      12607.53
                   15816      12593.97
                   16690      12986.52
                   17691      13250.86
                   19683       13959.4
                   20503       14509.5
 6/30/1996         19598       13913.7
                   18575      12698.42
                   19384       13435.7
                   19949      13960.75
                   20034      13745.59
                   21006      14311.97
12/31/1996         21424      14687.05
                   21896      14980.57
                   20929      14617.34
                   20270      13927.61
                   20226      13966.43
                   22456      15520.19
 6/30/1997         23984      16185.31
                   26005      16938.45
                   27119      17326.02
                   29320      18594.19
                   27710      17777.36
                   27663      17662.38
12/31/1997         26536      17971.53
                   25705       17687.9
                   27159       18995.8
                   28669      19779.24
                   29320      19888.68
                   26993      18817.54
 6/30/1998         26453      18857.12
                   24472      17330.56
                   19306      13965.32
                   19957      15058.21
                   21287      15672.34
                   21993      16493.46
12/31/1998         22737       17514.1
                   23384      17746.84
                   20652      16309.45
                   20715      16564.06
                   23195      18048.33
                   23668      18311.96
 6/30/1999         25468      19140.02
                   25216      18614.83
                   24158      17925.91
                   24978      17929.83
                   25563      18002.45
                   29715      19077.36
12/31/1999         35431      21236.92
                   34357      20895.88
                   39899      24346.54
                   39236      22741.36
                   33836      21372.89
                   31042      20127.24
 6/30/2000         37295      21881.76
                   35274      21177.75
                   39584      22793.63
                   36868      22123.72
                   33237      21136.12
                   27442      18966.47
12/31/2000         29619      20595.35
                   31544      21667.62
                   28160      20245.91
                   24251      19255.56
                   28121      20761.92
                   29793      21272.24
 6/30/2001         32224      22006.76
                   29113      20815.55
                   26254      20143.24
                   20731       17431.7
                   22481      18451.81
                   24426      19880.29
12/31/2001         25683      21107.37

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

Class A, B, and C shares were created recently; their performance results, appear below.

                                                     AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------
CLASS A (INCEPTION 11/30/01)                    SINCE INCEPTION(7)
Net Asset Value(1)                                     3.82%
With Maximum Sales Charge(2)                          -2.18
------------------------------------------------------------------------------------------------------

CLASS B (Inception 11/30/01)                    SINCE INCEPTION(7)
Net Asset Value(1)                                     3.74%
With CDSC(3)                                          -1.26
------------------------------------------------------------------------------------------------------

CLASS C (Inception 11/30/01)                    SINCE INCEPTION(7)
Net Asset Value(1)                                     3.82%
With Maximum Sales Charge and CDSC(3)                  1.77
------------------------------------------------------------------------------------------------------

CLASS Y (Inception 9/30/94)*           6 MONTHS(7)  1 YEAR(7)   5 YEARS(7)   SINCE INCEPTION(7)
Net Asset Value(1)                       -19.87%     -13.29%      3.69%         13.89%
------------------------------------------------------------------------------------------------------

*   Class Y performance includes periods from the predecessor fund.

                                                                             SINCE          SINCE
                                                                        CLASSES A, B, C    CLASS Y
COMPARATIVE PERFORMANCE                  6 MONTHS    1 YEAR   5 YEARS      INCEPTION      INCEPTION
Russell 2000 Index(4)                      -4.09      2.49%     7.52%        6.17%          10.85%
Morningstar Small Growth Avg.(5)           -6.40     -9.10      8.90         6.22           11.30
Lipper Small Cap Growth Funds Avg.(6)      -7.35    -10.79      8.51         6.11           11.54

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                                     % OF NET ASSETS
                                                            AS OF
  FUND COMPOSITION                                 12/31/01      6/30/01
--------------------------------------------------------------------------------
  COMMON STOCKS                                     100.4         97.4
--------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS
   AND OTHER                                         (0.4)         2.6

                                                     % OF NET ASSETS
                                                            AS OF
  TEN LARGEST HOLDINGS                             12/31/01      6/30/01
--------------------------------------------------------------------------------
  MED DESIGN CORP.                                    2.9          3.8
--------------------------------------------------------------------------------
  DURASWITCH INDUSTRIES, INC.                         2.6          2.7
--------------------------------------------------------------------------------
  DIGITAL INSIGHT CORP.                               2.6          2.0
--------------------------------------------------------------------------------
  LANTRONIX, INC.                                     2.2          2.0
--------------------------------------------------------------------------------
  AMERICAN HEALTHWAYS, INC.                           2.2           --
--------------------------------------------------------------------------------
  SHUFFLE MASTER, INC.                                2.2          1.4
--------------------------------------------------------------------------------
  GLOBAL SPORTS, INC.                                 2.1           --
--------------------------------------------------------------------------------
  SBA COMMUNICATIONS CORP.                            2.1          2.0
--------------------------------------------------------------------------------
  US UNWIRED, INC.                                    2.1          0.9
--------------------------------------------------------------------------------
  PHARMACEUTICAL PRODUCT
    DEVELOPMENT, INC.                                 2.1          1.1

                                                     % OF NET ASSETS
                                                            AS OF
  FIVE LARGEST INDUSTRIES                          12/31/01    6/30/01
--------------------------------------------------------------------------------
  DRUGS & HEALTHCARE                                 13.7         11.4
--------------------------------------------------------------------------------
  COMPUTER SOFTWARE                                   8.1          7.0
--------------------------------------------------------------------------------
  SOFTWARE                                            7.3          --
--------------------------------------------------------------------------------
  RETAIL                                              6.3          7.8
--------------------------------------------------------------------------------
  COMMUNICATION SERVICES                              5.2          2.9

  Portfolio holdings and asset allocations will vary.

See page 26 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 2000 Index is an unmanaged list of the 2000 smallest companies in the broader Russell 3000 Index.
(5) Morningstar Small Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Small Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(7) Fund performance has been increased by expense waivers, without which performance would have been lower.

                       CDC NVEST INTERNATIONAL EQUITY FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks total return from long-term capital growth and dividend income

STRATEGY:
Invests primarily in equity securities of companies organized or headquartered outside of the United States

INCEPTION DATE:
May 21, 1992

MANAGERS:
Alexander Muromcew
John Tribolet
Eswar Menon
LOOMIS, SAYLES & COMPANY, L.P.

SYMBOLS:
Class A            NEFIX
Class B            NEIBX
Class C            NECIX
Class Y            NEIYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2001)

Class A          $12.72
Class B           12.14
Class C           12.18
Class Y           13.11

                                                           MANAGEMENT DISCUSSION

For the 12 months ended December 31, 2001, the total return on Class A shares of CDC Nvest International Equity Fund was -23.47% at net asset value. Its benchmark, MSCI EAFE, ended the year with a return of -21.44%, while the average return on the funds in Morningstar's Foreign Stock category Funds was -21.90%.

U.S. DOWNTURNS SPREAD TO MAJOR OVERSEAS MARKETS
Overall, the past 12 months gave investors in international equities little to cheer about. Declining interest rates and low inflation characterized the investment climate worldwide, as the U.S. and most overseas economies continued to slow. Such major markets as the United Kingdom, Germany and Japan faced an exceptionally difficult year, while some smaller markets, including Canada, Australia and South Korea, performed relatively well.

Although our industry weightings played a role, individual stock selection was the biggest contributor to performance. Despite a cooling overseas investment environment, we were able to select individual companies throughout the world that we believed had significant long-term potential.

As always, fundamental analysis was the key to our investment strategy. Rather than basing our investment decisions on broad, macroeconomic issues, we judge companies on an individual basis, analyzing their revenues, earnings and balance sheets. We look for companies with rapid earnings growth, significant industry leadership, strong management and the potential for increased market share.

BEST PERFORMERS FOUND IN COUNTRIES WORLDWIDE
Throughout the year, our focus was on businesses that seemed likely to sustain their growth even in a slowing economy. Ryanair, an Irish-based, no-frills airline, is a good example of what we mean. Efficient management has enabled Ryanair to keep overhead costs and expenses low while they take on larger, more established airlines. Even though 2001 was one of the worst years for air travel, Ryanair increased its share of the European market.

Other examples of stocks we favor include Wesfarmers, an Australian conglomerate based on GE's model, and South Korea's Samsung Electronics, which is earning handsome profits from several of its technology ventures. In Japan, Nissan Motor Company and Honda were strong performers as they both gained market share here in the U.S.

We also like two biotech firms: Biovail of Canada, and Tera Pharmaceuticals of Israel. Both companies stand poised to bring generic drugs to market when a number of patents from competing firms expire over the next several years.

SOME STOCKS, DISAPPOINTING IN 2001, STILL IN PORTFOLIO
A worldwide economic downturn in 2001 caused many firms' earnings to fall, despite their fundamental strengths. Examples include Interbrew, the world's second largest brewing company, based in Belgium, and Germany's Alliunz Insurance, which was hurt by the fallout from the September 11 terrorist attacks in the U.S. Both are still in the portfolio because we believe in the long-term potential of these well-run companies.

OTHER ECONOMIES LIKELY TO REFLECT U.S. RECOVERY
Although we're cautiously optimistic about long-term prospects for economic recovery overseas, we expect continued sluggish growth for most markets worldwide. World markets today are closely intertwined. If interest-rate cuts in the U.S. help to improve this economy, many markets abroad are also likely to benefit. Moreover, equity markets throughout the world tend to move in advance of events. A rally in stock prices can occur before an economic recovery is detected. While we do not expect a return to the vigorous markets of the '90s, we will continue to focus on what we believe are quality companies and closely monitor conditions around the world, looking for attractively priced stocks for CDC Nvest International Equity Fund.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest International Equity Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]

                    NAV           MSC       MSCI EAFE
 5/21/1992         10000          9425         10000
                   10160          9576         10000
 6/30/1992          9840          9274          9526
                    9424          8882        9282.2
                    9880          9312       9864.39
                    9680          9123        9669.6
                    9288          8754       9162.38
                    9480          8935        9248.6
12/31/1992          9503          8956       9296.44
                    9422          8880       9295.29
                    9583          9032       9576.08
                   10509          9905      10410.78
                   11282         10634      11398.79
                   11468         10808      11639.53
 6/30/1993         11202         10558      11457.93
                   11677         11006      11859.01
                   12257         11552       12499.2
                   12015         11324      12217.85
                   12289         11583      12594.38
                   11548         10884      11493.49
12/31/1993         12295         11588      12323.41
                   13189         12431      13365.29
                   12999         12252      13328.28
                   12668         11939      12754.21
                   13148         12392      13295.36
                   13123         12369      13219.03
 6/30/1994         13347         12579      13405.84
                   13454         12681      13534.76
                   13818         13024       13855.2
                   13371         12602      13418.82
                   13835         13040      13865.67
                   13173         12415      13199.28
12/31/1994         13286         12522      13281.93
                   12651         11924       12771.7
                   12729         11997      12735.05
                   13166         12409      13529.34
                   13509         12732      14038.17
                   13466         12691      13870.82
 6/30/1995         13354         12587      13627.57
                   14100         13289      14475.97
                   13612         12829      13923.77
                   13757         12966       14195.7
                   13269         12506      13814.12
                   13603         12821      14198.48
12/31/1995         14054         13246      14770.54
                   13958         13155      14831.18
                   14019         13213      14881.32
                   14359         13533      15197.33
                   14890         14034      15639.17
                   14794         13944      15351.38
 6/30/1996         14908         14050      15437.78
                   14394         13566      14986.58
                   14428         13599      15019.41
                   14623         13782      15418.42
                   14365         13539      15260.64
                   14711         13866      15867.83
12/31/1996         14513         13679      15663.71
                   13632         12848      15115.52
                   13819         13024      15362.75
                   13801         13008      15418.38
                   13614         12832      15500.19
                   14317         13494      16508.85
 6/30/1997         14922         14064      17419.27
                   15412         14525      17701.08
                   14059         13251      16379.08
                   15018         14155      17296.62
                   13654         12869      15967.12
                   13358         12590      15804.35
12/31/1997         13415         12644       15942.2
                   13921         13120      16671.29
                   14713         13867      17741.02
                   15457         14568      18287.29
                   15467         14577      18432.04
                   15113         14244      18342.58
 6/30/1998         14560         13723      18481.44
                   14722         13876      18668.81
                   12747         12014      16355.95
                   12440         11725       15854.5
                   13208         12449      17507.19
                   13938         13136      18404.11
12/31/1998         14313         13490      19130.14
                   14293         13471      19073.65
                   13651         12866      18619.08
                   13901         13102      19396.27
                   14504         13670      20182.18
                   14032         13225      19142.83
 6/30/1999         14634         13793      19889.15
                   15286         14408      20480.33
                   15487         14597      20555.12
                   16096         15171      20762.02
                   17422         16421      21539.67
                   21461         20227      22288.06
12/31/1999         26849         25305      24288.45
                   25527         24059       22745.2
                   30180         28445       23357.5
                   27748         26153      24262.92
                   24354         22953      22986.13
                   22525         21229      22424.72
 6/30/2000         23423         22076      23301.71
                   21975         20711       22324.8
                   22641         21339      22518.58
                   21545         20306      21422.11
                   19707         18574      20916.08
                   18434         17374      20131.72
12/31/2000         19183         18080      20847.27
                   19148         18047      20836.52
                   17347         16350      19274.46
                   15858         14947       17989.6
                   16736         15773      19239.73
                   16493         15545      18560.69
 6/30/2001         16205         15273      17801.64
                   15731         14827      17477.75
                   15281         14403      17034.83
                   14023         13217      15309.43
                   14347         13522      15701.54
                   14508         13674      16280.34
12/31/2001         14681         13837      16377.06

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains. Index returns are calculated from 5/31/92.

                                AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001
---------------------------------------------------------------------------------
CLASS A (INCEPTION 5/21/92)            1 YEAR     5 YEARS(7)   SINCE INCEPTION(7)
Net Asset Value(1)                     -23.47%       0.23%          4.08%
With Maximum Sales Charge(2)           -27.85       -0.96           3.44
---------------------------------------------------------------------------------

CLASS B (Inception 9/13/93)            1 YEAR     5 YEARS(7)   SINCE INCEPTION(7)
Net Asset Value(1)                     -24.08%      -0.49%          1.49%
With CDSC(3)                           -27.87       -0.80           1.49
---------------------------------------------------------------------------------

CLASS C (Inception 12/30/94)           1 YEAR     5 YEARS(7)   SINCE INCEPTION(7)
Net Asset Value(1)                     -24.11%      -0.47%          0.74%
With Maximum Sales Charge and CDSC(3)  -25.61       -0.67           0.59
---------------------------------------------------------------------------------

CLASS Y (Inception 9/9/93)             1 YEAR     5 YEARS(7)   SINCE INCEPTION(7)
Net Asset Value(1)                     -22.97%       0.87%          2.91%
---------------------------------------------------------------------------------

                                                                SINCE          SINCE         SINCE       SINCE
                                                               CLASS A        CLASS B       CLASS C     CLASS Y
COMPARATIVE PERFORMANCE                1 YEAR      5 YEARS    INCEPT.(8)     INCEPT.(8)    INCEPT.(8)  INCEPT.(8)
MSCI EAFE(4)                           -21.44%     0.89%        5.28%          3.62%         3.04%       3.62%
Morningstar Foreign Stock Fund Avg.(5) -21.90      2.30         5.90           5.10          4.60        5.10
Lipper International Funds Average(6)  -21.71      1.94         5.93           4.90          4.26        4.90

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                                     % OF NET ASSETS
                                                           AS OF
  FUND COMPOSITION                                 12/31/01      6/30/01
--------------------------------------------------------------------------------
  COMMON STOCKS                                      99.5         95.8
--------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS
   AND OTHER                                          0.5          4.2

                                                     % OF NET ASSETS
                                                           AS OF
  TEN LARGEST HOLDINGS                             12/31/01      6/30/01
--------------------------------------------------------------------------------
  CAPITA GROUP PLC                                    2.1          1.0
--------------------------------------------------------------------------------
  PORTUGAL TELECOM, SGPS, SA                          1.9          1.2
--------------------------------------------------------------------------------
  ROYAL BANK OF SCOTLAND GROUP PLC                    1.9          1.3
--------------------------------------------------------------------------------
  SYNTHES-STRATEC, INC.                               1.9          1.3
--------------------------------------------------------------------------------
  VODAFONE GROUP PLC                                  1.7          1.3
--------------------------------------------------------------------------------
  UBS AG                                              1.6          1.0
--------------------------------------------------------------------------------
  ORANGE SA                                           1.5          0.5
--------------------------------------------------------------------------------
  TESCO                                               1.5          1.3
--------------------------------------------------------------------------------
  ANGLO IRISH BANK CORP., 144A                        1.5          1.1
--------------------------------------------------------------------------------
  SAMSUNG ELECTRONICS                                 1.4          0.4

                                                     % OF NET ASSETS
                                                           AS OF
  FIVE LARGEST COUNTRIES                           12/31/01     6/30/01
--------------------------------------------------------------------------------
  UNITED KINGDOM                                     21.0         17.4
--------------------------------------------------------------------------------
  JAPAN                                              14.3         20.4
--------------------------------------------------------------------------------
  FRANCE                                             10.6         10.3
--------------------------------------------------------------------------------
  CANADA                                              8.2          6.8
--------------------------------------------------------------------------------
  SWITZERLAND                                         6.1          3.4

  Portfolio holdings and asset allocations will vary.

See page 26 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. ClassY shares are available to certain institutional investors only.
(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) The Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index (EAFE) is an unmanaged index of common stocks traded outside the U.S.
(5) Morningstar Foreign Stock Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper International Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(7) Fund performance has been increased by expense waivers for the periods indicated, without which performance would have been lower.
(8) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A from 5/31/92; Class B from 9/30/93; Class C from 12/31/94; Class Y from 9/30/93.

RISKS OF THE CDC NVEST EQUITY FUNDS

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

CDC Nvest Capital Growth Fund invests primarily in growth stocks, which tend to be more sensitive to market movements because their stock prices are based on future expectations. From time to time it may also invest a portion of assets in small-cap companies that are more volatile than the overall market. Frequent portfolio turnover may increase your risk of greater tax liability and lower your return from this fund.

CDC Nvest Large Cap Growth Fund invests primarily in equity securities of companies with large market capitalizations that the subadviser believes have better than average long-term growth potential. Growth stocks tend to be more sensitive to market movements because their stock prices are based on future expectations. The fund invests in fewer holdings, which means changes in value of a single security (up or down) may have a greater impact on the fund's performance.

CDC Nvest Targeted Equity Fund invests primarily in growth stocks, which tend to be more sensitive to market movements because their stock prices are based on future expectations. The fund may also invest in foreign securities that have special risks, including regulatory and currency risks, which may affect the value of your investment. It may also invest in real estate investment trusts (REITs) that are subject to changes in underlying real estate values, prepayment and other mortgage-related risks. Frequent portfolio turnover may increase your risk of greater tax liability and lower your return from this fund.

CDC Nvest Growth and Income Fund invests primarily in growth stocks, which tend to be more sensitive to market movements because their stock prices are based on future expectations. It also invests in value stocks, which can fall out of favor with investors and may underperform growth stocks under certain market conditions. The fund may also invest in foreign and emerging market securities, which have special risks. From time to time it may invest a portion of assets in small-cap companies that are more volatile than the overall market. Frequent portfolio turnover may increase your risk of greater tax liability and lower your return from this fund.

CDC Nvest Balanced Fund generally invests approximately 65% of assets in stocks and 35% in fixed-income securities. The fund's equity securities may include both growth and value stocks. Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. Value stocks can fall out of favor with investors and may underperform growth stocks during certain market conditions. The fund may also invest in foreign securities that have special risks, and in mortgage securities that are subject to prepayment risk. Fixed-income securities are subject to credit risk, interest rate risk, and liquidity risk.

CDC Nvest Large Cap Value Fund invests primarily in value stocks, which can fall out of favor with investors, and which may underperform growth stocks during certain conditions. The fund may also invest in foreign securities that have special risks, including regulatory and currency risks, which may affect the value of your investment. It may also invest in real estate investment trusts (REITs) that are subject to changes in underlying real estate values, prepayment and other mortgage-related risks.

CDC Nvest Mid Cap Growth Fund invests primarily in stocks of companies that fall within the Russell Midcap Growth Index. Mid-cap growth stocks tend to be more sensitive to market movement because their stock prices are based on future expectations. The fund may also invest in foreign securities that have special risks, including regulatory and currency risks; and it may invest in Initial Public Offerings, which may involve greater risk than other investments. It may also invest in real estate investment trusts (REITs) that are subject to changes in underlying real estate values, prepayment and other mortgage-related risks

CDC Nvest Jurika & Voyles Relative Value Fund invests primarily in equity securities of quality companies with medium to large market capitalizaitons that sell at a discount to Jurika & Voyles' estimates of their true value. Such stocks can fall out of favor with investors and may underperform growth stocks during certain conditions. The fund may also invest in foreign securities that have special risks, including regulatory and currency risks, which may affect the value of your investment. It may also invest in real estate investment trusts (REITs) that are subject to changes in underlying real estate values, prepayment and other mortgage-related risks.

CDC Nvest Select Fund invests primarily in value stocks, which can fall out of favor with investors, and which may underperform growth stocks under certain conditions. Because the fund is non-diversified and concentrates in relatively few securities, changes in value of a single security (up or down) may have a greater impact on the fund's performance than if the fund were more broadly diversified.

CDC Nvest Jurika & Voyles Small Cap Growth Fund invests primarily in stocks of quality companies having small market capitalizations. Small companies may be subject to greater price volatility, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their prices are based on future expectations. The fund may also invest in fixed-income securities that can be converted into common stock, and in real estate investment trusts (REITs) that are subject to changes in underlying real estate values, prepayment and other mortgage-related risks.

CDC Nvest International Equity Fund invests in foreign and emerging market securities - strategies that have special risks, including political, economic, regulatory and currency risks. Emerging markets may be more subject to these risks than developed markets. The fund emphasizes growth stocks, which are generally more sensitive to market movements because their stock prices are based on future expectations. It also invests in stocks of small-cap and emerging-growth companies that are also more volatile than the overall market. Frequent portfolio turnover may increase your risk of greater tax liability and lower your return from this fund.

              NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

                                    FINANCIAL
                                   STATEMENTS

                 CAPITAL GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

  SHARES      DESCRIPTION                                              VALUE (a)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.5% OF TOTAL NET ASSETS
              BUSINESS SERVICES -- 1.4%
     24,300   First Data Corp.                                       $ 1,906,335
                                                                     -----------
              COMMUNICATION SERVICES -- 0.8%
     12,800   L-3 Communications Holding, Inc. (c)                     1,152,000
                                                                     -----------
              COMPUTER HARDWARE -- 4.9%
    259,900   Cisco Systems, Inc. (c)                                  4,706,789
     55,800   EMC Corp. (c)                                              749,952
      3,700   Lexmark International Group, Inc.(c)                       218,300
     81,400   Sun Microsystems, Inc. (c)                               1,001,220
                                                                     -----------
                                                                       6,676,261
                                                                     -----------
              COMPUTER SOFTWARE -- 14.6%
     17,400   Cerner Corp. (c)                                           868,782
     19,400   Electronic Arts, Inc. (c)                                1,163,030
     47,200   International Business Machines Corp.                    5,709,312
     17,200   Mentor Graphics Corp. (c)                                  405,404
    126,400   Microsoft Corp. (c)                                      8,374,000
    218,800   Oracle Corp. (c)                                         3,021,628
      7,400   PeopleSoft, Inc. (c)                                       297,480
                                                                     -----------
                                                                      19,839,636
                                                                     -----------
              COMPUTERS & BUSINESS EQUIPMENT -- 4.0%
    117,300   Dell Computer Corp. (c)                                  3,188,214
     60,700   Pitney Bowes, Inc.                                       2,282,927
                                                                     -----------
                                                                       5,471,141
                                                                     -----------
              DRUGS -- 17.9%
     42,200   Amgen, Inc. (c)                                          2,381,768
     55,300   Bristol-Myers Squibb Co.                                 2,820,300
     51,050   Cardinal Health, Inc.                                    3,300,893
      6,800   Eli Lilly & Co.                                            534,072
     16,116   King Pharmaceuticals, Inc. (c)                             678,967
     40,600   Merck & Co.                                              2,387,280
    207,850   Pfizer, Inc.                                             8,282,823
    109,500   Schering-Plough Corp.                                    3,921,195
                                                                     -----------
                                                                      24,307,298
                                                                     -----------
              DRUGS & HEALTHCARE -- 5.4%
     26,300   AmerisourceBergen Corp.                                  1,671,365
     16,300   Barr Laboratories, Inc. (c)                              1,293,568
     33,600   Baxter International, Inc.                               1,801,968
     27,200   Medtronic, Inc.                                          1,392,912
      9,000   Pharmacia & Upjohn, Inc.                                   383,850
     12,200   Tenet Healthcare Corp. (c)                                 716,384
                                                                     -----------
                                                                       7,260,047
                                                                     -----------
              ELECTRONICS -- 0.1%
      6,600   Agilent Technologies, Inc. (c)                             188,166
                                                                     -----------
              ENTERTAINMENT -- 0.3%
     10,000   Pixar (c)                                                  359,600
                                                                     -----------
              FINANCIAL SERVICES -- 11.3%
     38,500   AmeriCredit Corp. (c)                                    1,214,675
     44,000   Citigroup, Inc.                                          2,221,120
     16,300   Freddie Mac                                              1,066,020
    200,600   General Electric Co.                                     8,040,048
     77,300   MBNA Corp.                                               2,720,960
                                                                     -----------
                                                                      15,262,823
                                                                     -----------
              FOOD & BEVERAGES -- 3.8%
     17,500   Hershey Foods Corp.                                      1,184,750
     33,000   Pepsi Bottling Group, Inc.                                 775,500
     65,100   PepsiCo, Inc.                                            3,169,719
                                                                     -----------
                                                                       5,129,969
                                                                     -----------
              HEALTH CARE-PRODUCTS -- 2.9%
     18,800   Johnson & Johnson, Inc.                                $ 1,111,080
     39,400   Varian Medical Systems, Inc. (c)                         2,807,644
                                                                     -----------
                                                                       3,918,724
                                                                     -----------
              HOUSEHOLD PRODUCTS -- 3.7%
     51,800   Alberto Culver Co.                                       2,317,532
     12,000   Colgate - Palmolive Co.                                    693,000
     25,000   Procter & Gamble Co.                                     1,978,250
                                                                     -----------
                                                                       4,988,782
                                                                     -----------
              INFORMATION SERVICES -- 2.3%
     16,200   Automatic Data Processing, Inc.                            954,180
     31,500   Electronic Data Systems Corp.                            2,159,325
                                                                     -----------
                                                                       3,113,505
                                                                     -----------
              INTERNET -- 2.5%
     76,700   AOL Time Warner, Inc. (c)                                2,462,070
     23,300   VeriSign, Inc. (c)                                         886,332
                                                                     -----------
                                                                       3,348,402
                                                                     -----------
              OIL & GAS-DRILLING EQUIPMENT -- 0.1%
      4,000   Nabors Industries, Inc. (c)                                137,320
                                                                     -----------
              PROPERTY & CASUALTY INSURANCE -- 0.2%
      2,700   American International Group, Inc.                         214,380
                                                                     -----------
              RESTAURANTS -- 0.6%
     29,100   Brinker International, Inc. (c)                            866,016
                                                                     -----------
              RETAIL -- 0.9%
     19,300   eBay, Inc. (c)                                           1,291,170
                                                                     -----------
              RETAIL-DEPARTMENT STORE -- 4.6%
     37,300   Kohl's Corp. (c)                                         2,627,412
     62,300   Wal-Mart Stores, Inc.                                    3,585,365
                                                                     -----------
                                                                       6,212,777
                                                                     -----------
              RETAIL-GROCERY -- 0.5%
      6,900   Safeway, Inc. (c)                                          288,075
     18,500   The Kroger Co. (c)                                         386,095
                                                                     -----------
                                                                         674,170
                                                                     -----------
              RETAIL-SPECIALTY -- 4.3%
      6,600   Best Buy Co., Inc. (c)                                     491,568
    100,650   Home Depot, Inc.                                         5,134,156
      4,300   Walgreen Co.                                               144,738
                                                                     -----------
                                                                       5,770,462
                                                                     -----------
              SEMICONDUCTORS -- 7.4%
     20,900   Applied Materials, Inc. (c)                                838,090
    256,700   Intel Corp.                                              8,073,215
      4,900   Linear Technology Corp.                                    191,296
     32,410   Texas Instruments, Inc.                                    907,480
                                                                     -----------
                                                                      10,010,081
                                                                     -----------
              TELECOMMUNICATIONS -- 1.0%
     16,900   Qwest Communications International, Inc.                   238,797
      4,800   SBC Communications, Inc.                                   188,016
     35,800   Sprint Corp. (PCS Group) (c)                               873,878
                                                                     -----------
                                                                       1,300,691
                                                                     -----------
              TELECOMMUNICATIONS-EQUIPMENT -- 2.5%
     66,600   QUALCOMM, Inc. (c)                                       3,363,300
                                                                     -----------
              TOBACCO -- 1.5%
     35,500   Philip Morris Companies                                  1,627,675
     13,100   UST, Inc.                                                  458,500
                                                                     -----------
                                                                       2,086,175
                                                                     -----------
              Total Common Stock (Identified Cost $146,522,012)      134,849,231
                                                                     -----------

                 See accompanying notes to financial statements.

                                       28

PRINCIPAL
AMOUNT         DESCRIPTION                                              VALUE(a)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENT -- 0.8%
$   1,061,000  Repurchase Agreement with
               State Street Bank and Trust Co.
               dated 12/31/2001 at 0.85%
               to be repurchased at $1,061,050
               on 1/02/2002, collateralized by
               $1,040,000 U.S. Treasury Bond,
               6.000%, due 2/15/2026
               valued at $1,084,687                                   $  1,061,000
                                                                      -------------
              Total Short Term Investment (Identified Cost $1,061,000)   1,061,000
                                                                      -------------
              Total Investments -- 100.3%
              (Identified Cost $147,583,012) (b)                       135,910,231
              Other assets less liabilities                               (344,408)
                                                                      -------------
              Total Net Assets -- 100%                                $135,565,823
                                                                      =============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2001, the net unrealized depreciation on investments based on cost of $147,907,578 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost               $ 12,204,145
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over value    (24,201,492)
                                                                      -------------
     Net unrealized depreciation                                      $(11,997,347)
                                                                      =============

     At December 31, 2001, the Fund had a capital loss carryover of approximately $26,648,714 which expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
     For the year ended December 31, 2001, the Fund has elected to defer $4,953,493 of capital losses attributable to Post-October losses.
     At December 31, 2001, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed above on a tax basis.
(c)  Non-income producing security.

                See accompanying notes to financial statements.

                LARGE CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

   SHARES     DESCRIPTION                                               VALUE (a)
---------------------------------------------------------------------------------
COMMAN STOCK -- 99.8% OF TOTAL NET ASSETS

              ADVERTISING -- 3.6%
     68,900   The Interpublic Group of Companies, Inc. (d)             $ 2,035,306
                                                                       -----------
              AEROSPACE/DEFENSE -- 3.2%
     53,000   Honeywell International, Inc.                              1,792,460
                                                                       -----------
              BANKS -- 5.0%
     24,900   Citigroup, Inc.                                            1,256,952
     30,000   State Street Corp.                                         1,567,500
                                                                       -----------
                                                                         2,824,452
                                                                       -----------
              BIOTECHNOLOGY -- 5.3%
     20,000   Amgen, Inc. (c)                                            1,128,800
     31,000   Genzyme Corp. (c) (d)                                      1,855,660
                                                                       -----------
                                                                         2,984,460
                                                                       -----------
              BUSINESS SERVICES -- 1.2%
     20,400   Waste Management, Inc.                                       650,964
                                                                       -----------
              COMPUTER HARDWARE --  8.6%
     50,000   Dell Computer Corp. (c)                                    1,359,000
     17,600   International Business Machines Corp.                      2,128,896
    110,000   Sun Microsystems, Inc.                                     1,353,000
                                                                       -----------
                                                                         4,840,896
                                                                       -----------
              COMPUTER NETWORKING -- 1.4%
     44,000   Cisco Systems, Inc. (c)                                      796,840
                                                                       -----------
              COMPUTER PERIPHERALS -- 3.6%
    151,800   EMC Corp. (c)                                              2,040,192
                                                                       -----------
              COMPUTER SOFTWARE & SERVICES --8.7%
     42,500   Microsoft Corp. (c)                                        2,815,625
    150,200   Oracle Corp. (c)                                           2,074,262
                                                                       -----------
                                                                         4,889,887
                                                                       -----------
              DRUGS & HEALTHCARE -- 18.8%
     41,600   American Home Products Corp.                               2,552,576
      8,200   Eli Lilly & Co. (d)                                          644,028
     30,000   Medtronic, Inc. (d)                                        1,536,300
     28,000   Merck & Co.                                                1,646,400
     50,000   Pfizer, Inc.                                               1,992,500
     61,000   Schering-Plough Corp.                                      2,184,410
                                                                       -----------
                                                                        10,556,214
                                                                       -----------
              FOOD & BEVERAGES -- 1.7%
     20,000   PepsiCo, Inc.                                                973,800
                                                                       -----------
              FREIGHT TRANSPORTATION -- 1.6%
     16,300   United Parcel Service, Inc. (d)                              888,350
                                                                       -----------
              GAS & PIPELINE UTILITIES -- 3.1%
     39,100   El Paso Corp. (d)                                          1,744,251
                                                                       -----------
              INSURANCE -- 5.0%
     35,000   American International Group, Inc.                         2,779,000
                                                                       -----------
              INVESTMENT BANKING/BROKERAGE -- 2.5%
     27,000   Merrill Lynch & Co., Inc. (d)                              1,407,240
                                                                       -----------
              MANUFACTURING-DIVERSIFIED -- 7.3%
     29,000   General Electric Co.                                       1,162,320
     50,000   Tyco International, Ltd. (d)                               2,945,000
                                                                       -----------
                                                                         4,107,320
                                                                       -----------
              MEDIA & ENTERTAINMENT -- 1.0%
     27,500   Walt Disney Co.                                              569,800
                                                                       -----------
              MEDICAL SERVICES -- 2.2%
     15,200   Laboratory Corp. (c) (d)                                 $ 1,228,920
                                                                       -----------
              MULTIMEDIA -- 1.9%
     32,600   AOL Time Warner, Inc. (c)                                  1,046,460
                                                                       -----------
              RETAIL -- 6.5%
     32,200   Home Depot, Inc.                                           1,642,522
     35,000   Wal-Mart Stores, Inc.                                      2,014,250
                                                                       -----------
                                                                         3,656,772
                                                                       -----------
              SEMICONDUCTORS -- 2.6%
     18,300   Applied Materials, Inc. (c)                                  733,830
     23,000   Intel Corp.                                                  723,350
                                                                       -----------
                                                                         1,457,180
                                                                       -----------
              TELECOMMUNICATIONS-EQUIPMENT -- 3.3%
     75,000   Nokia Corp. (ADR) (d)                                      1,839,750
                                                                       -----------
              TELECOMMUNICATIONS-LONG DISTANCE -- 1.7%
     65,700   Qwest Communications International, Inc. (c)                 928,341
                                                                       -----------
              Total Common Stock (Identified Cost $56,048,823)          56,038,855
                                                                       -----------

   PRINCIPAL
    AMOUNT
--------------
SHORT TERM INVESTMENT -- 0.4%
$   244,000   Repurchase Agreement with State Street Bank and Trust Co.
              dated 12/31/2001 at 0.85% to be repurchased at $244,012
              on 1/02/2002, collateralized by $180,000 U.S. Treasury
              Bond, 9.875%, due 11/15/2015 valued at $254,399              244,000
                                                                       -----------
              Total Short Term Investment (Identified Cost $244,000)       244,000
                                                                       -----------
              Total Investments -- 100.2%
              (Identified Cost $56,292,823) (b)                         56,282,855
              Other assets less liabilities                               (120,226)
                                                                       -----------
              Total Net Assets -- 100%                                 $56,162,629
                                                                       ===========

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At December 31, 2001, the net unrealized depreciation on investments based on cost of $56,650,725 for federal income tax purposes was as follows:

      Aggregate gross unrealized appreciation for all investments in
      which there is an excess of value over tax cost                  $ 2,681,419
      Aggregate gross unrealized depreciation for all investments in
      which there is an excess of tax cost over value                   (3,049,289)
                                                                       ------------
      Net unrealized depreciation                                      $  (367,870)
                                                                       ============

      At December 31, 2001, the Fund had a capital loss carryover of approximately $29,782,262 of which $3,696,755 expires on December 31, 2008 and $26,085,507 expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

      For the year ended December 31, 2001, the Fund has elected to defer $996,399 of capital losses attributable to Post-October losses.

      At December 31, 2001, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed above on a tax basis.
(c)   Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2001.
ADR - An American Depositary Receipt is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

                 TARGETED EQUITY FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

   SHARES     DESCRIPTION                                              VALUE (a)
----------------------------------------------------------------------------------
COMMON STOCK  -- 99.7% OF TOTAL NET ASSETS
              AIRLINES -- 0.8%
     455,000  Southwest Airlines Co.                                   $ 8,408,400
                                                                     -------------
              BUSINESS SERVICES -- 2.6%
   1,443,000  Cendant Corp. (c)                                         28,297,230
                                                                     -------------
              ELECTRONIC & COMMUNICATION EQUIPMENT -- 9.8%
   1,370,000  Celestica, Inc. (c)                                       55,334,300
   2,210,000  Flextronics International, Ltd. (c)                       53,017,900
                                                                     -------------
                                                                       108,352,200
                                                                     -------------
              ELECTRONIC COMPONENTS -- 3.7%
   1,320,000  Micron Technology, Inc. (c)                               40,920,000
                                                                     -------------
              FINANCIAL SERVICES -- 5.1%
     980,000  Household International, Inc.                             56,781,200
                                                                     -------------
              FOOD & BEVERAGES -- 0.6%
      95,000  Hershey Foods Corp.                                       6,431,500
                                                                     -------------
              HEALTH CARE-SERVICES -- 11.8%
   1,440,000  HCA, Inc.                                                 55,497,600
      60,000  Laboratory Corporation of America Holdings (c)             4,851,000
      58,000  Quest Diagnostics, Inc. (c)                                4,159,180
   1,115,000  Tenet Healthcare Corp. (c)                                65,472,800
                                                                     -------------
                                                                       129,980,580
                                                                     -------------
              HOUSING & BUILDING MATERIALS -- 27.5%
   1,215,000  Centex Corp.                                              69,364,350
   1,609,800  D.R. Horton, Inc.                                         52,254,108
   1,615,000  KB HOME                                                   64,761,500
   1,345,900  Lennar Corp.                                              63,015,038
   1,203,300  Pulte Homes, Inc.                                         53,751,411
                                                                     -------------
                                                                       303,146,407
                                                                     -------------
              INSURANCE -- 0.4%
      55,000  American International Group, Inc.                         4,367,000
                                                                     -------------
              LEISURE -- 4.2%
     680,000  International Game Technology (c)                         46,444,000
                                                                     -------------
              RETAIL -- 22.4%
     300,000  AutoZone, Inc. (c)                                        21,540,000
     820,000  Best Buy Co., Inc. (c)                                    61,073,600
   2,510,000  Dollar General Corp.                                      37,399,000
   2,200,000  J.C. Penney Company, Inc.                                 59,180,000
   1,480,000  Lowe's Companies, Inc.                                    68,686,800
                                                                     -------------
                                                                       247,879,400
                                                                     -------------
              SAVINGS & LOAN -- 10.8%
     978,000  Golden West Financial Corp.                               57,555,300
   1,900,000  Washington Mutual, Inc.                                   62,130,000
                                                                     -------------
                                                                       119,685,300
                                                                     -------------
   Total Common Stock (Identified Cost $1,025,084,308)               1,100,693,217
                                                                     -------------
PRINCIPAL
AMOUNT          DESCRIPTION                                                   VALUE(a)
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENT -- 0.4%
$    4,555,000  American Express Credit Corp., 1.770%, 1/02/2001        $    4,555,000
                                                                        --------------
                Total Short Term Investment (Identified Cost $4,555,000)     4,555,000
                                                                        --------------
                Total Investments -- 100.1%
                (Identified Cost $1,029,639,308) (b)                     1,105,248,217
                Other assets less liabilities                                1,397,328)
                                                                        --------------
                Total Net Assets -- 100%                                $1,103,850,889
                                                                        ==============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2001 the net unrealized appreciation on investments based on cost of $1,033,069,243 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                            $ 118,150,465
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                              (45,971,491)
                                                                          --------------
     Net unrealized appreciation                                          $  72,178,974
                                                                          ==============

     At December 31, 2001, the Fund had a capital loss carryover of approximately $187,367,538 which expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
     At December 31, 2001, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed above on a tax basis.
(c)  Non-income producing security.

                See accompanying notes to financial statements.

               GROWTH AND INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments of December 31, 2001

    SHARES    DESCRIPTION                             VALUE (a)
--------------------------------------------------------------------------------
Common Stock -- 99.1% of Total Net Assets

              AEROSPACE/DEFENSE -- 1.5%
     58,600   Honeywell International, Inc.              $  1,981,852
     49,600   United Technologies Corp.                     3,205,648
                                                        --------------
                                                            5,187,500
                                                        --------------
              BANKS -- 8.2%
    170,400   Bank America Corp.                           10,726,680
    146,666   Citigroup, Inc.                               7,403,700
     20,500   M & T Bank Corp.                              1,493,425
     90,100   National City Corp.                           2,634,524
     90,800   North Fork Bancorp, Inc.                      2,904,692
    160,000   SouthTrust Corp.                              3,947,200
                                                        --------------
                                                           29,110,221
                                                        --------------
              BEVERAGES-ALCOHOLIC -- 0.2%
     14,600   Constellation Brands, Inc. (c)                  625,610
                                                        --------------
              BUSINESS SERVICES -- 2.2%
    115,300   Electronic Data Systems Corp.                 7,903,815
                                                        --------------
              COMMUNICATION SERVICES -- 2.9%
     94,000   A T & T Wireless Services, Inc. (c) .         1,350,780
     18,000   L-3 Communications Holding, Inc. (c)          1,620,000
    359,100   Sprint Corp.                                  7,210,728
                                                        --------------
                                                           10,181,508
                                                        --------------
              COMPUTER HARDWARE -- 3.2%
    603,500   Cisco Systems, Inc. (c)                      10,929,385
     13,200   Tech Data Corp. (c)                             571,296
                                                        --------------
                                                           11,500,681
                                                        --------------
              COMPUTER SOFTWARE -- 1.6%
     45,600   International Business Machines Corp.         5,515,776
                                                        --------------
              COMPUTERS & BUSINESS EQUIPMENT -- 4.0%
    117,400   Dell Computer Corp. (c)                       3,190,932
    221,900   Hewlett-Packard Co.                           4,557,826
    173,200   Pitney Bowes, Inc.                            6,514,052
                                                        --------------
                                                           14,262,810
                                                        --------------
              CONSUMER GOODS & SERVICES -- 3.9%
     39,500   H & R Block, Inc.                             1,765,650
     66,700   Mattel, Inc.                                  1,147,240
    136,500   Procter & Gamble Co.                         10,801,245
                                                        --------------
                                                           13,714,135
                                                        --------------
              DRUGS -- 10.7%
     35,500   Amgen, Inc. (c)                               2,003,620
    184,900   Bristol-Myers Squibb Co.                      9,429,900
     12,500   Eli Lilly & Co.                                 981,750
    178,100   Merck & Co.                                  10,472,280
    379,900   Pfizer, Inc.                                 15,139,015
                                                        --------------
                                                           38,026,565
                                                        --------------
              DRUGS & HEALTHCARE -- 0.3%
     10,000   Amerisourcebergen Corp.                         635,500
      9,200   Tenet Healthcare Corp. (c)                      540,224
                                                        --------------
                                                            1,175,724
                                                        --------------
              ELECTRIC UTILITIES -- 0.4%
     33,800   Duke Power Co.                                1,326,988
                                                        --------------
              ELECTRONICS -- 2.5%
     95,000   Agilent Technologies, Inc. (c)                2,708,450
     76,600   QUALCOMM, Inc. (c)                            3,868,300
     78,900   UTStarcom, Inc.                               2,248,650
                                                        --------------
                                                            8,825,400
                                                        --------------
              ENERGY -- 0.4%
     65,800   Sempra Energy                              $  1,615,390
                                                        --------------
              ENERGY RESERVES -- 3.7%
    143,600   Exxon Mobil Corp.                             5,643,480
    239,000   Occidental Petroleum Corp.                    6,340,670
     21,400   Royal Dutch Petroleum Co.                     1,049,028
                                                        --------------
                                                           13,033,178
                                                        --------------
              FINANCIAL SERVICES -- 6.5%
     13,700   Countrywide Credit Industries, Inc.             561,289
     63,200   Fannie Mae                                    5,024,400
    201,500   General Electric Co.                          8,076,120
     65,500   John Hancock Financial Services, Inc.         2,705,150
    191,500   MBNA Corp.                                    6,740,800
                                                        --------------
                                                           23,107,759
                                                        --------------
              FOOD & BEVERAGES -- 4.6%
     15,900   Hershey Foods Corp.                           1,076,430
     58,400   Pepsi Bottling Group, Inc.                    1,372,400
    186,100   PepsiCo, Inc.                                 9,061,209
     42,800   Smithfield Foods, Inc. (c)                      943,312
     52,200   Sysco Corp.                                   1,368,684
     40,900   Unilever NV                                   2,356,249
                                                        --------------
                                                           16,178,284
                                                        --------------
              HEALTH CARE-PRODUCTS -- 3.9%
     59,300   Abbott Laboratories                           3,305,975
     63,800   Baxter International, Inc.                    3,421,594
    118,500   Johnson & Johnson, Inc.                       7,003,350
                                                        --------------
                                                           13,730,919
                                                        --------------
              HEALTH CARE-SERVICES -- 1.5%
     99,000   Hillenbrand Industries, Inc.                  5,471,730
                                                        --------------
              HOTELS & RESTAURANTS -- 0.8%
     43,400   Darden Restaurants, Inc.                      1,536,360
     31,000   Hotel Reservations Network, Inc. (c)          1,426,000
                                                        --------------
                                                            2,962,360
                                                        --------------
              HOUSEHOLD PRODUCTS -- 0.9%
     53,600   Colgate-Palmolive Co.                         3,095,400
                                                        --------------
              INFORMATION SERVICES -- 0.3%
     15,100   First Data Corp.                              1,184,595
                                                        --------------
              INSURANCE -- 2.3%
     35,600   American International Group, Inc.            2,826,640
     75,000   Metlife, Inc.                                 2,376,000
     18,900   Progressive Corp.                             2,821,770
                                                        --------------
                                                            8,024,410
                                                        --------------
              INTERNET CONTENT -- 0.5%
     43,800   VeriSign, Inc. (c)                            1,666,152
                                                        --------------
              MANUFACTURING-DIVERSIFIED -- 2.2%
    131,900   Tyco International, Ltd.                      7,768,910
                                                        --------------
              MEDIA & ENTERTAINMENT -- 0.9%
    100,100   AOL Time Warner, Inc. (c)                     3,213,210
                                                        --------------
              OIL & GAS-DRILLING EQUIPMENT -- 0.3%
     26,900   Baker Hughes, Inc.                              981,043
                                                        --------------
              OIL & GAS-REFINING/MARKETING -- 0.6%
     53,200   Valero Energy Corp.                           2,027,984
                                                        --------------
              PUBLISHING -- 0.4%
     35,000   Deluxe Corp.                                  1,455,300
                                                        --------------
              RAILROADS & EQUIPMENT -- 0.9%
     94,100   CSX Corp.                                     3,298,205
                                                        --------------

                See accompanying notes to financial statements.

                                       32

    SHARES    DESCRIPTION                                  VALUE (a)
 ------------------------------------------------------------------------
              RETAIL -- 0.6%
     49,700   Costco Wholesale Corp. (c)                $   2,205,686
                                                        -------------
              RETAIL-DEPARTMENT STORE -- 3.0%
     43,300   Kohl's Corp. (c)                              3,050,052
    158,100   Sears, Roebuck & Co.                          7,531,884
                                                        -------------
                                                           10,581,936
                                                        -------------

              RETAIL-FOOD & DRUG -- 0.4%
     42,300   Albertson's, Inc.                             1,332,027
                                                        -------------

              RETAIL-SPECIALTY -- 2.3%
    159,000   Home Depot, Inc.                              8,110,590
                                                        -------------

              SEMICONDUCTORS -- 5.6%
    454,400   Intel Corp.                                  14,290,880

    113,900   KLA-TENCOR CORP. (c)                          5,644,884
                                                        -------------
                                                           19,935,764
                                                        -------------

              SOFTWARE -- 7.8%
    232,700   Computer Associates International,
                Inc.                                        8,025,823
    260,900   Microsoft Corp. (c)                          17,284,625
     32,600   Nvidia Corp. (c)                              2,180,940
                                                        -------------
                                                           27,491,388
                                                        -------------

              TELECOMMUNICATIONS -- 5.3%
    213,500   BellSouth Corp.                               8,145,025
    220,800   Verizon Communications, Inc.                 10,479,168
                                                        -------------
                                                           18,624,193
                                                        -------------

              TOBACCO -- 1.8%
     97,000   Philip Morris Companies, Inc.                 4,447,450
     51,000   UST, Inc.                                     1,785,000
                                                        -------------
                                                            6,232,450
                                                        -------------
    Total Common Stock (Identified
      Cost $339,808,085)                                  350,685,596
                                                        -------------

PRINCIPAL
AMOUNT    DESCRIPTION                                   VALUE (a)
-----------------------------------------------------------------------
SHORT TERM INVESTMENT -- 0.3%
$ 1,181,000   Repurchase Agreement with State
              Street Bank and Trust Co. dated
              12/31/2001 at 0.85% to be
              repurchased at $1,181,056 on
              1/02/2002, collateralized by
              $1,155,000 U.S. Treasury Bond,
              6.000%, due 2/15/2026 valued at
              $1,204,628                                $   1,181,000
                                                        -------------

              Total Short Term Investment
              (Identified Cost $1,181,000)                  1,181,000
                                                        -------------

              Total Investments -- 99.4%
              (Identified Cost $340,989,085) (b)          351,866,596
              Other assets less liabilities                 2,103,279
                                                        -------------

              Total Net Assets -- 100%                  $ 353,969,875
                                                        =============

(a) See Note 2a of Notes to Financial Statements
(b) Federal Tax Information:
    At December 31, 2001, the net unrealized appreciation on investments based on cost of $341,620,094 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of
    value over tax cost                                 $  26,484,079
    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax
    cost over value                                       (16,237,577)
                                                        -------------
    Net unrealized appreciation                         $  10,246,502
                                                        =============

    At December 31, 2001, the Fund had a capital loss carryover of approximately $89,846,413 of which $19,895,206 expires on December 31, 2008 and
    $69,951,207 expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

    For the year ended December 31, 2001, the Fund has elected to defer $1,928,057 of capital losses attributable to Post-October losses.

    At December 31, 2001, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed above on a tax basis.

(c) Non-income producing security.

                 See accompanying notes to financial statements.

                    BALANCED FUND - SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

    SHARES    DESCRIPTION                              VALUE (a)
----------------------------------------------------------------------
COMMON STOCK-- 65.8%
              AIR TRAVEL -- 0.8%
     54,200   AMR Corp. (c)                            $   1,201,614
                                                       -------------
              AIRLINES -- 0.4%
     31,600   Southwest Airlines Co.                         583,968
                                                       -------------
              AUTO PARTS -- 0.3%
     21,700   Goodyear Tire & Rubber Co.                     516,677
                                                       -------------
              AUTOMOTIVE -- 0.7%
     19,800   Harley-Davidson, Inc.                        1,075,338
                                                       -------------
              BANKS-- 2.2%
     27,600   Citigroup, Inc.                              1,393,248
     14,800   Comerica, Inc.                                 848,040
     23,400   Wells Fargo & Co.                            1,016,730
                                                       -------------
                                                           3,258,018
                                                       -------------
              BUSINESS SERVICES -- 4.7%
     47,900   Cendant Corp. (c)                              939,319
     38,600   Concord EFS, Inc. (c)                        1,265,308
     17,600   Ecolab, Inc.                                   708,400
     35,700   First Data Corp.                             2,800,665
     30,200   Sabre Group Holdings, Inc. (c)               1,278,970
                                                       -------------
                                                           6,992,662
                                                       -------------
              CHEMICALS -- 1.4%
     22,700   OM Group, Inc.                               1,502,513
     15,300   Rohm & Haas Co.                                529,839
                                                       -------------
                                                           2,032,352
                                                       -------------
              COMMUNICATION SERVICES -- 4.7%
     56,800   AT&T Wireless Services, Inc.                   816,216
      7,000   L-3 Communications Holding, Inc. (c)           630,000
     40,900   McGraw-Hill Co., Inc.                        2,494,082
     11,500   Omnicom Group, Inc.                          1,027,525
     32,700   SBC Communications, Inc.                     1,280,859
     24,400   The Interpublic Group of Companies, Inc.       720,776
                                                       -------------
                                                           6,969,458
                                                       -------------
              COMPUTER-NETWORKING -- 0.3%
     12,400   Brocade Communications Systems, Inc. (c)       410,688
              COMPUTER SOFTWARE & Services -- 0.4%
     14,100   VERITAS Software Corp. (c)                     632,103
                                                       -------------
              COMPUTERS & BUSINESS EQUIPMENT -- 6.4%
    116,800   3Com Corp. (c)                                 745,184
     21,200   Analog Devices, Inc. (c)                       941,068
     97,100   Cisco Systems, Inc. (c)                      1,758,481
     54,400   Dell Computer Corp. (c)                      1,478,592
      6,400   International Business Machines Corp.          774,144
     33,400   LSI Logic Corp. (c)                            527,052
     16,300   Maxim Integrated Products, Inc. (c)            855,913
    161,100   Palm, Inc. (c)                                 625,068
     32,600   SanDisk Corp. (c)                              469,440
     25,100   Scientific-Atlanta, Inc.                       600,894
     23,200   STMicroelectronics NV                          734,744
                                                       -------------
                                                           9,510,580
                                                       -------------
              CONSTRUCTION -- 0.3%
     14,000   Baker Hughes, Inc.                             510,580
                                                       -------------
              DOMESTIC OIL -- 1.6%
     10,100   ChevronTexaco Corp.                            905,061
     46,900   Suncor Energy, Inc.                          1,544,886
                                                       -------------
                                                           2,449,947
                                                       -------------
              DRUGS & HEALTHCARE -- 10.8%
     13,800   AmerisourceBergen Corp.                  $     876,990
     18,300   Baxter International, Inc.                     981,429
     10,000   Bristol-Myers Squibb Co.                       510,000
     16,300   Forest Laboratories, Inc. (c)                1,335,785
     23,600   Johnson & Johnson, Inc.                      1,394,760
     28,000   King Pharmaceuticals, Inc. (c)               1,179,640
     20,300   Medtronic, Inc.                              1,039,563
     76,800   Pfizer, Inc.                                 3,060,480
     30,036   Pharmacia Corp.                              1,281,035
     14,700   Schering-Plough Corp.                          526,407
     10,100   Stryker Corp. (c)                              589,537
     21,000   Tenet Healthcare Corp. (c)                   1,233,120
     13,400   UnitedHealth Group, Inc.                       948,318
     10,900   Wellpoint Health Networks, Inc. (c)          1,273,665
                                                       -------------
                                                          16,230,729
                                                       -------------
              ELECTRIC UTILITIES -- 0.6%
     52,000   AES Corp. (c)                                  850,200
                                                       -------------
              FINANCIAL-CONSUMER/DIVERSIFIED -- 1.8%
     42,100   Freddie Mac                                  2,753,340
                                                       -------------
              FINANCIAL SERVICES -- 1.4%
      8,700   Fannie Mae                                     691,650
     23,400   Nationwide Financial Services                  970,164
      5,800   USA Education, Inc.                            487,316
                                                       -------------
                                                           2,149,130
                                                       -------------
              FOOD & BEVERAGES -- 2.2%
     75,500   Hormel Foods Corp.                           2,028,685
     27,500   PepsiCo, Inc.                                1,338,975
                                                       -------------
                                                           3,367,660
                                                       -------------
              HOTELS & RESTAURANTS -- 1.0%
     29,300   Brinker International, Inc. (c)                871,968
     21,500   Wendy's International, Inc.                    627,155
                                                       -------------
                                                           1,499,123
                                                       -------------
              HOUSEHOLD PRODUCTS -- 1.4%
     33,800   Kimberly-Clark Corp.                         2,021,240
                                                       -------------
              INDUSTRIAL MACHINERY -- 1.2%
     40,200   Cognex Corp. (c)                             1,029,522
     17,600   Deere & Co.                                    768,416
                                                       -------------
                                                           1,797,938
                                                       -------------

              INSURANCE -- 2.7%
     26,000   Allmerica Financial Corp.                    1,158,300
      6,600   American International Group, Inc. ..          524,040
      9,200   Hartford Financial Services Group, Inc.        578,036
     44,000   Principal Financial Group                    1,056,000
     22,700   Protective Life Corp.                          656,711
                                                       -------------
                                                           3,973,087
                                                       -------------

              INVESTMENT BANKING/BROKER/MANAGEMENT -- 0.7%
     16,800   Lehman Brothers Holdings, Inc.               1,122,240
                                                       -------------
              INVESTMENT BANKING/BROKERAGE -- 1.1%
     15,700   Moody's Corp.                                  625,802
     10,400   The Goldman Sachs Group, Inc.                  964,600
                                                       -------------
                                                           1,590,402
                                                       -------------
              MANUFACTURING-DIVERSIFIED -- 2.0%
     47,700   General Electric Co.                         1,911,816
     17,200   Tyco International, Ltd.                     1,013,080
                                                       -------------
                                                           2,924,896
                                                       -------------
              OIL & GAS-EXPLORATION & PRODUCTION -- 0.7%
     36,100   GlobalSantaFe Corp.                          1,029,572
                                                       -------------

                  See accompany notes to financial statements.

                                       34

    SHARES    DESCRIPTION                                   VALUE (a)
--------------------------------------------------------------------------------
              RETAIL -- 4.0%
     13,100   Autozone, Inc. (c)                          $   940,580
     18,600   Bed Bath & Beyond, Inc. (c)                     630,540
     16,800   Best Buy Co., Inc. (c)                        1,251,264
     39,800   Blockbuster, Inc.                             1,002,960
     10,900   eBay, Inc. (c)                                  729,210
     31,800   Lowe's Co., Inc.                              1,475,838
                                                          -----------
                                                            6,030,392
                                                          -----------
              RETAIL-GROCERY -- 0.8%
     12,100   Safeway, Inc. (c)                               505,175
     28,000   Sysco Corp.                                     734,160
                                                          -----------
                                                            1,239,335
                                                          -----------
              RETAIL-SPECIALTY -- 1.3%
     38,500   Home Depot, Inc.                              1,963,885
                                                          -----------
              SOFTWARE -- 7.2%
      4,700   Affiliated Computer Services, Inc. (c)          498,811
     31,000   Citrix Systems, Inc. (c)                        702,460
     47,800   Computer Sciences Corp. (c)                   2,341,244
     19,400   Electronic Data Systems Corp                  1,329,870
     29,000   Microsoft Corp. (c)                           1,921,250
      8,800   NVIDIA Corp. (c)                                588,720
     64,100   Oracle Corp. (c)                                885,221
     18,500   PeopleSoft, Inc. (c)                            743,700
     27,800   Siebel Systems, Inc. (c)                        777,844
     79,200   Transaction Systems Architects, Inc. (c)        970,992
                                                          -----------
                                                           10,760,112
                                                          -----------
              TRUCKING & FREIGHT FORWARDING -- 0.7%
     18,800   United Parcel Service, Inc.                   1,024,600
                                                          -----------
              Total Common Stock (Identified
              Cost $98,145,551)                            98,471,866
                                                          -----------

                                                        RATINGS (d) (UNAUDITED)
                                                        -----------------------
PRINCIPAL                                                           STANDARD
AMOUNT                                                   MOODY'S    & POOR'S      VALUE (a)
---------------------------------------------------------------------------------------------
BONDS AND NOTES -- 32.1% OF TOTAL NET ASSETS
              AEROSPACE/DEFENSE -- 1.2%
$ 1,780,000   Raytheon Co., 6.300%, 3/15/2005             Baa3       BBB-          1,820,192
                                                                                  ----------
              AIRLINES -- 0.3%
    600,000   Delta Air Lines, Inc., 9.200%, 9/23/2014    Ba1        BBB             483,900
                                                                                  ----------
              AUTOMOTIVE -- 1.5%
  2,465,000   Ford Motor Co., 7.450%, 7/16/2031            A3        BBB+          2,261,712
                                                                                  ----------
              BANKS -- 0.9%
  1,300,000   Capital One Bank, 6.875%, 2/01/2006         Baa2       BBB-          1,265,927
                                                                                  ----------
              CHEMICALS -- 2.8%
  1,500,000   Dow Chemical Co., 7.375%, 11/01/2029        A1          A            1,636,050
  1,000,000   IMC Global, Inc., 7.625%, 11/01/2005        Ba2         B+             946,510
    600,000   Lyondell Chemical Co., 10.875%, 5/01/2009    B2         B+             555,000
  1,000,000   Rohm & Haas Co., 7.850%, 7/15/2029           A3         A-           1,113,040
                                                                                  ----------
                                                                                   4,250,600
                                                                                  ----------
              COMMUNICATION SERVICES -- 1.7%
  1,800,000   Clear Channel Communications, Inc.,
              7.650%, 9/15/2010                           Baa3       BBB-          1,858,320
    675,000   Sprint Capital Corp., 6.125%, 11/15/2008    Baa1       BBB+            656,559
                                                                                  ----------
                                                                                   2,514,879
                                                                                  ----------
              ELECTRIC UTILITIES -- 1.2%
    700,000   AES Corp., 9.375%, 9/15/2010                Ba1        BB              607,537
  1,000,000   Calpine Corp., 7.625%, 4/15/2006            Ba1        BB+             895,000
    300,000   Keyspan Corp., 7.250%, 11/15/2005            A3         A               319,815
                                                                                  ----------
                                                                                   1,822,352
                                                                                  ----------
              FINANCE & BANKING -- 2.3%
$   600,000   First Chicago NBD Corp., 6.125%, 2/15/2006   A1         A-         $    616,194
  1,500,000   General Motors Acceptance Corp.,
              6.750%, 1/15/2006                            A2        BBB+           1,519,245
  1,000,000   Household Finance Corp., 6.500%, 11/15/2008  A2         A             1,002,020
    300,000   Reliastar Financial Corp., 8.000%,
              10/30/2006                                  Aa3        AA-              330,249
                                                                                -------------
                                                                                    3,467,708
                                                                                -------------
              HOTELS & RESTAURANTS -- 1.1%
    600,000   Host Marriott LP, 9.500%, 1/15/2007          NA         BB              603,000
    950,000   Tricon Global Restaurants, Inc.,
              8.500%, 4/15/2006                           Ba1         BB              980,875
                                                                                -------------
                                                                                    1,583,875
                                                                                -------------
              INDUSTRIALS -- 1.0%
    600,000   Conoco Funding Co., 6.350%, 10/15/2011      Baa1       BBB+            607,734
    800,000   TRW, Inc., 7.625%, 3/15/2006                Baa2       BBB             836,048
                                                                                -------------
                                                                                   1,443,782
                                                                                -------------
              INVESTMENT BANKING/BROKER/MANAGEMENT -- 0.3%
    500,000   Lehman Brothers Holdings, Inc.,
              6.250%, 5/15/2006                            A2         A               512,640
                                                                                -------------
              MORTGAGE BACKED -- 12.4%
  1,000,000   Federal Home Loan Mortgage Corp.,
              7.000%, 3/15/2010                           Aaa        AAA           1,088,120
    758,763   Federal Home Loan Mortgage Corp.,
              6.500%, 7/01/2016                           Aaa        AAA             775,509
    940,672   Federal Home Loan Mortgage Corp.,
              6.000%, 7/01/2028                           Aaa        AAA             923,918
    727,791   Federal Home Loan Mortgage Corp.,
              7.000%, 5/01/2031                           Aaa        AAA             742,114
    275,000   Federal National Mortgage Association,
              5.750%, 4/15/2003                           Aaa        AAA             286,044
    760,000   Federal National Mortgage Association,
              7.125%, 3/15/2007                           Aaa        AAA             837,072
    575,000   Federal National Mortgage Association,
              6.375%, 6/15/2009                           Aaa        AAA             605,998
  1,144,647   Federal National Mortgage Association,
              6.000%, 5/01/2016                           Aaa        AAA           1,147,508
  1,395,316   Federal National Mortgage Association,
              6.000%, 10/01/2016                          Aaa        AAA           1,398,804
    854,955   Federal National Mortgage Association,
              6.500%, 7/01/2028                           Aaa        AAA             856,818
    547,023   Federal National Mortgage Association,
              7.000%, 10/01/2029                          Aaa        AAA             557,279
  1,168,890   Federal National Mortgage Association,
              6.000%, 5/01/2031                           Aaa        AAA           1,142,953
  4,673,880   Federal National Mortgage Association,
              7.500%, 8/01/2031                           Aaa        AAA           4,822,837
    841,850   Federal National Mortgage Association,
              6.500%, 9/01/2031                           Aaa        AAA             842,919
  1,395,477   Federal National Mortgage Association,
              6.000%, 11/01/2031                          Aaa        AAA           1,364,511
    461,932   Government National Mortgage Association,
              8.000%, 12/15/2025                          Aaa        AAA             486,475
    657,395   Government National Mortgage Association,
              7.000%, 11/15/2028                          Aaa        AAA             671,568
                                                                                -------------
                                                                                  18,550,447
                                                                                -------------
              OIL & GAS-EXPLORATION & PRODUCTION -- 0.5%
    730,000   Kerr Mcgee Corp., 5.875%, 9/15/2006         Baa2       BBB             726,759
                                                                                -------------
              PAPER & FOREST PRODUCTS -- 0.6%
  1,000,000   Fort James Corp., 6.875%, 9/15/2007         Baa3       BBB-            945,070
                                                                                -------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.7%
  1,000,000   Simon Property Group LP, 6.375%, 11/15/2007  -         BBB             989,740
                                                                                -------------

                 See accompanying notes to financial statements

                                       35

                                                        RATINGS (d) (UNAUDITED)
                                                        -----------------------
PRINCIPAL                                                           STANDARD
AMOUNT                                                   MOODY'S    & POOR'S      VALUE (a)
---------------------------------------------------------------------------------------------
              RETAIL -- 0.2%
$   280,000   Target Corp., 7.500%, 8/15/2010             A2         A+         $    307,096
                                                                                ------------
              U.S. GOVERNMENT AND AGENCIES -- 3.4%
  1,875,000   United States Treasury Bonds,
              7.500%, 11/15/2016                          Aaa        AAA           2,217,187
  1,200,000   United States Treasury Bonds,
              6.000%, 2/15/2026                           Aaa        AAA           1,234,692
    815,000   United States Treasury Notes,
              7.000%, 7/15/2006                           Aaa        AAA             901,080
    710,000   United States Treasury Notes,
              6.500%, 2/15/2010                           Aaa        AAA             779,339
                                                                                ------------
                                                                                   5,132,298
                                                                                ------------
              Total Bonds and Notes (Identified Cost
              $47,970,802)                                                        48,078,977
                                                                                ------------

SHORT TERM INVESTMENTS -- 1.7%
$ 2,104,000   Repurchase Agreement with State Street Bank and Trust Co.
              dated 12/31/2001 at 0.85% to be repurchased at
              $2,104,099 on 1/02/2002, collateralized by $2,060,000
              U.S. Treasury Bond, 6.000%, due 2/15/2026
              valued at $2,148,514                                                 2,104,000

    383,000   Repurchase Agreement with State Street Bank and Trust Co.
              dated 12/31/2001 at 0.85% to be repurchased at
              $383,018 on 1/02/2002, collateralized by $395,000
              U.S. Treasury Bond, zero coupon, due 5/23/2002
              valued at $392,254                                                     383,000
                                                                                ------------
              Total Short Term Investments (Identified Cost $2,487,000)            2,487,000
                                                                                ------------
              Total Investments -- 99.6%
              (Identified Cost $148,603,353) (b)                                 149,037,843
              Other assets less liabilities                                          667,854
                                                                                ------------
              Total Net Assets -- 100%                                          $149,705,697
                                                                                ============

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:
    At December 31, 2001, the net unrealized depreciation on investments based on cost of $149,387,985 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
    is an excess of value over tax cost                                         $  7,352,965
    Aggregate gross unrealized depreciation for all investments in which
    there is an excess of tax cost over value.                                    (7,703,107)
                                                                                ------------
     Net unrealized depreciation                                                $   (350,142)
                                                                                ============

    At December 31, 2001, the Fund had a capital loss carryover of approximately $31,124,206 of which $15,926,671 expires on December 31, 2008 and $15,197,535 expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
    At December 31, 2001, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed above on a tax basis.
(c)  Non-income producing security.
(d) The ratings shown are believed to be the most recent ratings available at December 31, 2001. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2001. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

                 See accompanying notes to financial statements

                LARGE CAP VALUE FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

    SHARES    DESCRIPTION                                    VALUE (a)
 --------------------------------------------------------------------------------
COMMON STOCK  -- 97.3% OF TOTAL NET ASSETS
              AEROSPACE -- 2.1%
     12,800   Honeywell International, Inc.               $   432,896
                                                          -----------
              BANKS -- 5.2%
      7,000   Bank of America Corp.                           440,650
     17,000   Mellon Financial Corp.                          639,540
                                                          -----------
                                                            1,080,190
                                                          -----------
              BROADCAST MEDIA -- 1.4%
     14,500   The Walt Disney Co.                             300,440
                                                          -----------
              BUSINESS SERVICES -- 7.6%
      6,400   Electronic Data Systems Corp.                   438,720
     15,200   The Interpublic Group of Companies, Inc.        449,008
     21,700   Waste Management, Inc.                          692,447
                                                          -----------
                                                            1,580,175
                                                          -----------
              CHEMICALS -- 1.5%
      7,500   E.l. du Pont de Nemours & Co.                   318,825
                                                          -----------
              COMMUNICATION SERVICES -- 6.2%
     10,000   AT&T Corp.                                      181,400
     10,600   BellSouth Corp.                                 404,390
      8,000   Qwest Communications International, Inc. (c)    113,040
      9,516   Verizon Communications, Inc.                    451,629
     10,100   WorldCom, Inc. (c)                              142,208
                                                          -----------
                                                            1,292,667
                                                          -----------
              COMPUTERS & Business Equipment -- 3.4%
      4,400   Applied Materials, Inc. (c)                     176,440
     14,600   Dell Computer Corp. (c)                         396,828
      7,000   Hewlett-Packard Co.                             143,780
                                                          -----------
                                                              717,048
                                                          -----------
              DOMESTIC OIL -- 4.8%
     25,300   Exxon Mobil Corp.                               994,290
                                                          -----------
              DRUGS & HEALTHCARE -- 8.9%
     11,800   Baxter International, Inc.                      632,834
      5,400   Merck & Co.                                     317,520
     10,000   Pharmacia Corp.                                 426,500
     13,200   Schering-Plough Corp.                           472,692
                                                          -----------
                                                            1,849,546
                                                          -----------
              ELECTRIC UTILITIES -- 3.1%
     16,600   Duke Energy Corp.                               651,716
                                                          -----------
              FINANCIAL SERVICES -- 17.1%
     18,700   Citigroup, Inc.                                 943,976
     12,000   Fannie Mae                                      954,000
     19,900   J.P. Morgan Chase & Co., Inc.                   723,365
     13,300   Merrill Lynch & Co., Inc.                       693,196
      2,800   The Goldman Sachs Group, Inc.                   259,700
                                                          -----------
                                                            3,574,237
                                                          -----------
              FOOD & BEVERAGES -- 7.0%
     11,600   Kraft Foods, Inc.                               394,748
     21,940   PepsiCo, Inc.                                 1,068,259
                                                          -----------
                                                            1,463,007
                                                          -----------
              HEALTH CARE -- 3.3%
     18,000   HCA, Inc.                                  $    693,720
                                                          -----------
              INSURANCE -- 13.3%
     24,000   ACE, Ltd.                                       963,600
     12,574   American International Group, Inc.              998,376
      9,800   Radian Group, Inc.                              420,910
      9,200   St. Paul Companies                              404,524
                                                          -----------
                                                            2,787,410
                                                          -----------
              INTERNATIONAL OIL -- 4.6%
      9,200   BP PLC (ADR)                                    427,892
     12,800   Shell Transport & Trading Co. PLC (ADR)         530,560
                                                          -----------
                                                              958,452
                                                          -----------
              OFFICE FURNISHINGS & SUPPLIES -- 2.0%
      7,400   Avery Dennison Corp.                            418,322
                                                          -----------
              PAPER & FOREST PRODUCTS -- 2.9%
      5,300   Kimberly-Clark Corp.                            316,940
      5,300   Weyerhaeuser Co.                                286,624
                                                          -----------
                                                              603,564
                                                          -----------
              RETAIL -- 1.0%
      7,400   CVS Corp.                                       219,040
                                                          -----------
              TOBACCO -- 1.9%
      8,500   Philip Morris Companies, Inc.                   389,725
                                                          -----------
              Total Common Stock (Identified
                Cost $19,963,468)                          20,325,270
                                                          -----------

    UNITS
    -----
WARRANTS -- 0.0%
              TRANSPORTATION -- 0.0%
         86   Seabulk International, Inc. (c)                     305
         54   Seabulk International, Inc. (c)                      20
                                                          -----------
              Total Warrants (Identified Cost $0)                 325
                                                          -----------

CONVERTIBLE SECURITY -- 0.8%
              COMPUTERS & BUSINESS EQUIPMENT -- 0.8%
      9,850   Merrill Lynch & Co., Inc., 8% STRIDES
              exchangable for shares of Cisco Systems
                   Common Stock, Zero Coupon,                 171,390
                                                          -----------
              Total Convertible Security (Identified
                Cost $163,045)                                171,390
                                                          -----------

                 See accompanying notes to financial statements.

                                       37

PRINCIPAL
AMOUNT        DESCRIPTION                                                          VALUE (a)
 --------------------------------------------------------------------------------------------
SHORT TERM INVESTMENT -- 1.9%
$   387,000   Repurchase Agreement with State Street Bank and Trust Co.
              dated 12/31/2001 at 0.85% to be repurchased at $387,018
              on 1/02/2002, collateralized by $350,000 U.S. Treasury Note,
              7.500%, due 02/15/2005 valued at $396,265                         $    387,000
                                                                                ------------
              Total Short Term Investment
              (Identified Cost $387,000)                                             387,000
                                                                                ------------
              Total Investments -- 100.0%
              (Identified Cost $20,513,513) (b)                                   20,883,985
              Other assets less liabilities                                           (4,211)
                                                                                ------------
              Total Net Assets -- 100%                                          $ 20,879,774
                                                                                ------------

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:
    At December 31, 2001, the net unrealized appreciation on investments based on cost of $20,513,513 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
    is an excess of value over tax cost                                         $  1,980,971
    Aggregate gross unrealized depreciation for all investments in which
    there is an excess of tax cost over value                                     (1,610,499)
                                                                                ------------
    Net unrealized appreciation                                                 $    370,472
                                                                                ============

     At December 31, 2001, the Fund had a capital loss carryover of approximately $253,498 which expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
     At December 31, 2001, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed above on a tax basis, consisted of $264 in undistributed ordinary income and $0 in undistributed long-term gain.
(c)  Non-income producing security.
ADR An American Depositary Receipt is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                 See accompanying notes to financial statements.

                 MID CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

    SHARES    DESCRIPTION                                   VALUE (a)
-------------------------------------------------------------------------------
COMMON STOCK -- 95.6% OF TOTAL NET ASSETS
              ADVERTISING -- 1.3%
      3,250   TMP Worldwide, Inc. (c)                     $   139,425
                                                          -----------
              APPAREL & TEXTILES -- 1.6%
      4,150   Coach, Inc. (c)                                 161,767
                                                          -----------
              BANKS -- 1.0%
      1,550   Investors Financial Services Corp. ..           102,626
                                                          -----------
              BIOTECHNOLOGY -- 2.3%
      3,000   Affymetrix, Inc.                                113,250
                                                          -----------
      1,950   Invitrogen Corp. (c)                            120,764
                                                          -----------
                                                              234,014
                                                          -----------
              BROADCAST MEDIA -- 1.6%
      6,400   Cox Radio, Inc.                                 163,072
                                                          -----------
              BUSINESS SERVICES -- 4.7%
      3,200   ChoicePoint, Inc. (c)                           162,208
      4,900   Concord EFS, Inc. (c)                           160,622
      3,950   CSG Systems International, Inc. (c) .           159,777
                                                          -----------
                                                              482,607
                                                          -----------
              CHEMICALS -- 2.0%
      2,600   Cabot Microelectronics Corp. (c)                206,050
                                                          -----------
              COMMUNICATION EQUIPMENT -- 2.6%
      3,650   Ciena Corp.                                      52,232
      4,750   Juniper Networks, Inc. (c)                       90,012
      4,450   UTStarcom, Inc. (c)                             126,825
                                                          -----------
                                                              269,069
                                                          -----------
              COMMUNICATION SERVICES -- 4.1%
      6,400   Gemstar-TV Guide International, Inc. (c)        177,280
      1,150   L-3 Communications Holding, Inc. (c)            103,500
      4,900   Westwood One, Inc. (c)                          147,245
                                                          -----------
                                                              428,025
                                                          -----------
              COMPUTER NETWORKING -- 1.3%
     14,750   Enterasys Networks, Inc. (c)                    130,538
              COMPUTER SOFTWARE & SERVICES -- 1.6%
      4,800   Mercury Interactive Corp. (c)                   163,104
                                                          -----------
              COMPUTERS & BUSINESS EQUIPMENT -- 1.0%
      7,750   ATI Technologies, Inc.                           98,425
                                                          -----------
              DRUGS & HEALTHCARE -- 13.4%
      4,400   Abgenix, Inc. (c)                               148,016
      2,000   Barr Laboratories, Inc.                         158,720
      3,100   Biovail Corp. (c)                               174,375
      1,600   Cephalon, Inc. (c)                              120,936
      1,250   Enzon, Inc. (c)                                  70,350
      2,350   ICOS Corp. (c)                                  134,984
      2,200   IDEC Pharmaceuticals Corp. (c)                  151,646
      2,750   Laboratory Corp. (c)                            222,337
      2,450   Mylan Laboratories, Inc.                         91,875
      3,450   Protein Design Labs, Inc. (c)                   113,160
                                                          -----------
                                                            1,386,399
                                                          -----------
              EDUCATION -- 1.3%
      4,150   Apollo Group (c)                                135,249
                                                          -----------
              ELECTRONICS-SEMICONDUCTORS -- 13.8%
      5,450   Cree Research, Inc. (c)                         160,557
      4,150   Flextronics International, Ltd. (c) .            99,558
      5,650   Intersil Holding Corp. (c)                      182,212
      3,500   KLA-Tencor Corp. (c)                            173,460
      7,200   Marvell Technology Group, Ltd. (c) ..           257,904
      4,900   QLogic Corp. (c)                                218,099
      4,950   RF Micro Devices, Inc. (c)                  $    95,189
      3,600   Semtech Corp. (c)                               128,484
      2,050   Sepracor, Inc. (c)                              116,973
                                                          -----------
                                                            1,432,436
                                                          -----------
              ENTERTAINMENT -- 1.2%
      1,800   International Game Technology (c)               122,940
                                                          -----------
              FINANCIAL SERVICES -- 1.5%
      5,100   AmeriCredit Corp. (c)                           160,905
                                                          -----------
              HEALTH CARE-MEDICAL TECHNOLOGY -- 1.5%
      5,950   Cytyc Corp. (c)                                 155,295
                                                          -----------
              INSURANCE -- 1.0%
      3,100   Arthur J. Gallagher & Co.                       106,919
                                                          -----------
              INTERNET -- 1.5%
      9,700   Riverstone Networks, Inc. (c)                   161,020
                                                          -----------
              INVESTMENT COMPANIES -- 1.4%
      4,250   Labranche & Co., Inc.                           146,455
                                                          -----------
              NETWORK SYSTEMS -- 2.8%
      5,000   Network Appliance, Inc. (c)                     109,350
      5,300   Polycom, Inc. (c)                               180,571
                                                          -----------
                                                              289,921
                                                          -----------
              OIL & GAS-DRILLING & EQUIPMENT -- 3.0%
      6,300   ENSCO International, Inc.                       156,555
      4,100   Weatherford International, Inc.                 152,766
                                                          -----------
                                                              309,321
                                                          -----------
              OIL & GAS-EXPLORATION & PRODUCTION -- 1.6%
      4,750   Nabors Industries, Inc. (c)                     163,068
                                                          -----------
              RETAIL -- 4.0%
      2,950   Best Buy Co., Inc. (c)                          219,716
      7,850   Blockbuster, Inc.                               197,820
                                                          -----------
                                                              417,536
                                                          -----------
              SOFTWARE -- 19.6%
      1,500   Affiliated Computer Services, Inc. (c)          159,195
      3,600   Check Point Software Technolgies, Ltd.          143,604
      4,050   Internet Security Systems, Inc.                 129,843
      3,950   Intuit, Inc. (c)                                168,981
      7,500   Network Associates, Inc. (c)                    193,875
      3,050   Nvidia Corp. (c)                                204,045
      3,650   Overture Services, Inc. (c)                     129,320
      4,750   Perot Systems Corp.                              96,995
      6,050   Quest Software, Inc. (c)                        133,765
      5,350   Siebel Systems, Inc. (c)                        149,693
      2,750   THQ, Inc.                                       133,293
     10,750   TIBCO Software, Inc. (c)                        160,497
      5,150   VERITAS Software Corp. (c)                      230,874
                                                          -----------
                                                            2,033,980
                                                          -----------
              TELECOMMUNICATIONS-EQUIPMENT -- 2.9%
      7,000   Brocade Communications Systems, Inc. (c)        231,840
     11,300   ONI Systems Corp. (c)                            70,851
                                                          -----------
                                                              302,691
                                                          -----------

              Total Common Stock (Identified
                Cost $9,157,181 )                           9,902,857
                                                          -----------

                 See accompanying notes to financial statements.

                                       39

PRINCIPAL
AMOUNT     DESCRIPTION                                                          VALUE (a)
--------------------------------------------------------------------------------------------

SHORT TERM INVESTMENT-- 6.1%
$   630,000   Repurchase Agreement with State Street Bank and Trust Co.
              dated 12/31/2001 at 0.85% to be repurchased at$630,030
              on 1/02/2002, collateralized by $620,000 U.S. Treasury Bond,
              6.00%, due 02/15/2026 valued at $646,640                          $    630,000
                                                                                ------------
              Total Short Term Investment
              (Identified Cost $630,000)                                             630,000
                                                                                ------------
              Total Investments-- 101.7%
              (Identified Cost $9,787,181) (b)                                    10,532,857
              Other assets less liabilities                                         (178,524)
                                                                                ------------
              Total Net Assets-- 100%                                           $ 10,354,333
                                                                                ============

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:
    At December 31, 2001, the net unrealized appreciation on investments based on cost of $9,811,502 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
    is an excess of value over tax cost                                         $  1,014,024
    Aggregate gross unrealized depreciation for all investments in which
    there is an excess of tax cost over value                                       (292,669)
                                                                                ------------
    Net unrealized appreciation                                                 $    721,355
                                                                                ============

    At December 31, 2001, the Fund had a capital loss carryover of approximately $2,414,681 which expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

    For the year ended December 31, 2001, the Fund has elected to defer $240,177 of capital losses attributable to Post-October losses.

    At December 31, 2001, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed above on a tax basis.
(c) Non-income producing security.

                See accompanying notes to financial statements.

        JURIKA & VOYLES RELATIVE VALUE FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

    SHARES    DESCRIPTION                                    VALUE (a)
-------------------------------------------------------------------------
COMMON STOCK -- 93.8% OF TOTAL NET ASSETS
              ADVERTISING -- 1.1%
     10,200   The Interpublic Group of Companies, Inc.    $   301,308
                                                          ------------
              AIRLINES -- 3.2%
     22,700   AMR Corp. (c)                                   503,259
     19,375   Southwest Airlines                              358,050
                                                          ------------
                                                              861,309
                                                          ------------
              AUTO PARTS -- 1.0%
     11,400   Goodyear Tire & Rubber Co.                      271,434
                                                          ------------
              BANKS -- 2.9%
      6,600   Comerica, Inc.                                  378,180
      9,800   Wells Fargo & Co.                               425,810
                                                          ------------
                                                              803,990
                                                          ------------
              BUSINESS SERVICES -- 7.3%
     23,700   Cendant Corp. (c)                               464,757
      9,900   First Data Corp.                                776,655
     17,500   Sabre Group Holdings, Inc. (c)                  741,125
                                                          ------------
                                                            1,982,537
                                                          ------------
              CHEMICALS -- 4.4%
      7,200   Ecolab, Inc.                                    289,800
      9,600   OM Group, Inc.                                  635,424
      8,400   Rohm & Haas Co.                                 290,892
                                                          ------------
                                                            1,216,116
                                                          ------------
              COMMUNICATION SERVICES -- 4.2%
     29,900   AT&T Wireless Services, Inc. (c)                429,663
     18,400   SBC Communications, Inc.                        720,728
                                                          ------------
                                                            1,150,391
                                                          ------------
              COMPUTER SOFTWARE & SERVICES -- 6.8%
     21,000   Computer Sciences Corp. (c)                   1,028,580
     12,000   Electronic Data Systems Corp.                   822,600
                                                          ------------
                                                            1,851,180
                                                          ------------
              COMPUTERS & BUSINESS EQUIPMENT -- 6.3%
     64,100   3Com Corp. (c)                                  408,958
     14,000   LSI Logic Corp. (c)                             220,920
     66,900   Palm, Inc. (c)                                  259,572
     14,100   SanDisk Corp. (c)                               203,040
     12,100   Scientific-Atlanta, Inc.                        289,674
     10,800   STMicroelectronics NV                           342,036
                                                          ------------
                                                            1,724,200
                                                          ------------
              CONSTRUCTION -- 1.1%
      8,100   Baker Hughes, Inc.                              295,407
                                                          ------------
              DRUGS & HEALTHCARE -- 11.7%
     11,200   Baxter International, Inc.                      600,656
      5,300   Bristol-Myers Squibb Co.                        270,300
     18,200   Pfizer, Inc.                                    725,270
     12,702   Pharmacia & Upjohn, Inc. (c)                    541,740
      7,700   Schering-Plough Corp.                           275,737
      6,700   Wellpoint Health Networks, Inc. (c) .           782,895
                                                          ------------
                                                            3,196,598
                                                          ------------
              ELECTRIC UTILITIES -- 1.3%
     22,500   AES Corp. (c)                               $   367,875
                                                          ------------
              FINANCIAL SERVICES -- 4.4%
     12,200   Freddie Mac                                     797,880
      9,900   Nationwide Financial Services                   410,454
                                                          ------------
                                                            1,208,334
                                                          ------------
              FOOD & BEVERAGES -- 3.8%
     38,200   Hormel Foods Corp.                            1,026,434
                                                          ------------
              FOOD PROCESSING -- 1.4%
     14,700   Sysco Corp.                                     385,434
                                                          ------------
              HOTELS & RESTAURANTS -- 2.3%
     12,100   Brinker International, Inc.                     360,096
      8,800   Wendy's International, Inc.                     256,696
                                                          ------------
                                                              616,792
                                                          ------------
              INDUSTRIAL MACHINERY -- 4.6%
     18,100   Cognex Corp. (c)                                463,541
     18,300   Deere & Co.                                     798,978
                                                          ------------
                                                            1,262,519
                                                          ------------
              INSURANCE -- 6.3%
     13,500   Allmerica Financial Corp.                       601,425
      4,200   Hartford Financial Services Group, Inc.         263,886
     24,200   Principal Financial Group (c)                   580,800
      9,300   Protective Life Corp.                           269,049
                                                          ------------
                                                            1,715,160
                                                          ------------
              OIL & GAS -- 6.1%
      6,200   Chevron-Texaco Corp.                            555,582
     15,700   GlobalSantaFe Corp.                             447,764
     19,800   Suncor Energy, Inc.                             652,212
                                                          ------------
                                                            1,655,558
                                                          ------------
              PAPER & FOREST PRODUCTS -- 2.8%
     13,000   Kimberly-Clark Corp.                            777,400
                                                          ------------
              PUBLISHING -- 3.9%
     17,300   McGraw-Hill Companies, Inc.                   1,054,954
                                                          ------------
              RETAIL -- 2.3%
     24,500   Blockbuster, Inc.                               617,400
                                                          ------------
              RETAIL-GROCERY -- 1.0%
      6,500   Safeway, Inc. (c)                               271,375
                                                          ------------
              SOFTWARE -- 1.5%
     34,300   Transaction Systems Architects, Inc. (c)        420,518
                                                          ------------
              TRUCKING & FREIGHT FORWARDING -- 2.1%
     10,700   United Parcel Service, Inc.                     583,150
                                                          ------------
              Total Common Stock (Identified
                Cost $25,666,149)                          25,617,373
                                                          ------------

                 See accompanying notes to financial statements.

                                       41

PRINCIPAL
AMOUNT        DESCRIPTION                                                          VALUE (a)
 --------------------------------------------------------------------------------------------
SHORT TERM INVESTMENT-- 6.2%
$ 1,699,000   Repurchase Agreement with State Street Bank and Trust Co.
              dated 12/31/2001 at 0.85% to be repurchased at$1,669,080
              on 1/02/2002, collateralized by $1,740,000 zero coupon
              U.S. Treasury Bill, due 2/28/2002 valued at $1,735,137            $  1,699,000
                                                                                ------------
              Total Short Term Investment
              (Identified Cost $1,699,000)                                         1,699,000
                                                                                ------------
              Total Investments -- 100.0%
              (Identified Cost $27,365,149) (b)                                   27,316,373
              Other assets less liabilities                                           (5,728)
                                                                                ------------
              Total Net Assets -- 100%                                          $ 27,310,645
                                                                                ============

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:
    At December 31, 2001 the net unrealized depreciation on investments based on cost of $27,511,064 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
    is an excess of value over tax cost                                         $  3,475,011
    Aggregate gross unrealized depreciation for all investments in which
    there is an excess of tax cost over value                                     (3,669,702)
                                                                                ------------
    Net unrealized depreciation                                                 $   (194,691)
                                                                                ============

    For the year ended December 31, 2001, the Fund has elected to defer $144,310 of capital losses attributable to Post-October losses.

    At December 31, 2001, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed above on a tax basis.

(c) Non-income producing security.

                See accompanying notes to financial statements.

                      SELECT FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

    SHARES    DESCRIPTION                                    VALUE (a)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.1% OF TOTAL NET ASSETS
              AUTO & RELATED -- 2.5%
    229,200   Ford Motor Co.                             $  3,603,024
                                                         ------------
              BANKS & THRIFTS -- 15.1%
    660,400   Washington Mutual, Inc.                      21,595,080
                                                         ------------
              COMMUNICATION SERVICES -- 2.9%
    292,100   Liberty Media Corp. (c)                       4,089,400
                                                         ------------
              COMPUTER SOFTWARE & SERVICES --7.7%
     68,600   First Data Corp.                              5,381,670
  1,214,500   Novell, Inc. (c)                              5,574,555
                                                         ------------
                                                           10,956,225
                                                         ------------
              CONSUMER GOODS & SERVICES -- 3.1%
     97,840   H & R Block, Inc.                             4,373,448
                                                         ------------
              DRUGS & HEALTHCARE -- 3.6%
    208,400   Omnicare, Inc.                                5,184,992
                                                         ------------
              HARDWARE -- 3.4%
    129,800   Black & Decker Corp.                          4,897,354
                                                         ------------
              MEDIA & ENTERTAINMENT -- 4.2%
     87,200   Electronic Data Systems Corp.                 5,977,560
                                                         ------------
              MEDICAL PRODUCTS -- 4.2%
    121,000   Guidant Corp. (c)                             6,025,800
                                                         ------------
              OIL & GAS-EXPLORATION & PRODUCTION -- 4.4%
    167,700   Burlington Resources, Inc.                    6,295,458
                                                         ------------
              PHARMACEUTICAL -- 3.9%
    128,800   Chiron Corp. (c)                              5,646,592
                                                         ------------
              PUBLISHING -- 4.3%
     94,930   Knight-Ridder, Inc.                           6,163,805
                                                         ------------
              RETAIL -- 11.5%
    193,500   J.C. Penney, Inc.                             5,205,150
    309,600   The Kroger Co. (c)                            6,461,352
     98,700   Tricon Global Restaurants, Inc. (c)           4,856,040
                                                         ------------
                                                           16,522,542
                                                         ------------
              SPECIALTY PRINTING -- 3.7%
    147,500   Valassis Communications, Inc. (c)             5,253,950
                                                         ------------
              TELECOMMUNICATIONS -- 8.6%
    354,500   AT&T Corp.                                    6,430,630
    292,000   Sprint Corp.                                  5,863,360
                                                         ------------
                                                           12,293,990
                                                         ------------
              UTILITIES -- 4.6%
    139,400   TXU Corp.                                     6,572,710
                                                         ------------
              WASTE MANAGEMENT -- 4.4%
    198,500   Waste Management, Inc.                        6,334,135
                                                         ------------

              Total Common Stock (Identified
              Cost $125,844,474)                         131,786,065
                                                         ------------

  PRINCIPAL
  AMOUNT    DESCRIPTION                                                          VALUE (a)
--------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS-- 8.7%
$12,452,000   Repurchase Agreement with State Street Bank and Trust Co.
              dated 12/31/2001 at 1.57% to be repurchased at $12,453,086 on 1/02/2002, collateralized by $12,180,000 U.S. Treasury Bond,
              6.00%, due 2/15/2026 valued at $12,703,350                        $ 12,452,000
                                                                                ------------

              Total Short Term Investment
              (Identified Cost $12,452,000)                                       12,452,000
                                                                                ------------

              Total Investments-- 100.8%
              (Identified Cost $138,296,474) (b)                                 144,238,065
              Other assets less liabilities                                       (1,174,449)
                                                                                ------------

              Total Net Assets-- 100%                                           $143,063,616
                                                                                ============

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:

    At December 31, 2001 the net unrealized appreciation on investments based on cost of $138,296,474 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there
    is an excess of value over tax cost                                                 $11,062,214
    Aggregate gross unrealized depreciation for all investments in which
    there is an excess of tax cost over value                                            (5,120,623)
                                                                                        ===========
    Net unrealized appreciation                                                         $ 5,941,591
                                                                                        ===========

    At December 31, 2001, the Fund had a capital loss carryover of approximately $1,480,080 which expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

    At December 31, 2001, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed above on a tax basis.

(c)  Non-income producing security.

                See accompanying notes to financial statements.

       JURIKA & VOYLES SMALL CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

   SHARES     DESCRIPTION                                    VALUE (a)
--------------------------------------------------------------------------------
COMMON STOCK -- 100.4% OF TOTAL NET ASSETS
              AIRLINES -- 0.9%
     35,000   Mesa Air Group, Inc. (c)                    $   263,200
                                                          -----------
              BANKS -- 1.9%
      7,000   City National Corp.                             327,950
     10,000   Silicon Valley Bancshares (c)                   267,300
                                                          -----------
                                                              595,250
                                                          -----------
              BUILDING CONSTRUCTION -- 0.6%
     12,500   Craftmade International, Inc.                   196,375
                                                          -----------

              BUSINESS SERVICES -- 4.8%
     15,500   Cornell Companies, Inc. (c)                     273,575
     25,100   Headwaters, Inc. (c)                            287,646
    109,500   Infonow Corp. (c)                               407,340
     15,000   Quovadx, Inc. (c)                               137,250
     17,500   Steiner Leisure, Ltd. (c)                       371,875
                                                          -----------
                                                            1,477,686
                                                          -----------
              CHEMICALS -- 0.4%
     33,900   Landec Corp. (c)                                127,125
                                                          -----------
              COMMERCIAL SERVICES -- 3.9%
     16,000   Copart, Inc. (c)                                581,920
     59,500   Surebeam Corp. (c)                              622,965
                                                          -----------
                                                            1,204,885
                                                          -----------
              COMMUNICATION -- 1.6%
     22,000   Finisar Corp. (c)                               223,740
     22,500   Harmonic, Inc. (c)                              270,450
                                                          -----------
                                                              494,190
                                                          -----------
              COMMUNICATION SERVICES -- 5.2%
     37,500   Centillium Communications, Inc. (c) .           294,750
     50,000   SBA Communcations Corp. (c)                     651,000
     63,500   US Unwired, Inc. (c)                            646,430
                                                          -----------
                                                            1,592,180
                                                          -----------
              COMPUTER SOFTWARE -- 8.1%
     21,000   Activision, Inc. (c)                            546,210
     35,400   Digital Insight Corp. (c)                       791,544
     71,400   Quadramed Corp. (c)                             603,330
     41,500   Trizetto Group, Inc. (c)                        544,480
                                                          -----------
                                                            2,485,564
                                                          -----------
              COMPUTER SOFTWARE & Services -- 0.1%
      5,000   eLoyalty Corp. (c)                               26,550
                                                          -----------
              COMPUTER PERIPHERALS -- 3.2%
     18,000   Concurrent Computer Corp. (c)                   267,300
    107,000   Lantronix, Inc. (c)                             676,240
     13,500   Wave Systems Corp. (c)                           30,240
                                                          -----------
                                                              973,780
                                                          -----------
              COMPUTERS & BUSINESS EQUIPMENT -- 3.3%
     45,000   Logicvision, Inc. (c)                           573,750
     12,500   Pixelworks, Inc. (c)                            200,750
     12,500   SonicWALL, Inc. (c)                             243,000
                                                          -----------
                                                            1,017,500
                                                          -----------
              DRUGS & HEALTHCARE -- 13.7%
     21,000   American Healthways, Inc.                       670,740
     37,500   Cardiodynamics International Corp. (c)          247,875
      3,000   Closure Medical Corp.                            70,080
     17,500   Given Imaging (c)                               312,550
      7,500   Intermune, Inc. (c)                             369,450
     15,500   Lincare Holdings, Inc.                          444,075
     13,000   Martek Biosciences Corp. (c)                    282,750
     15,000   Medamicus, Inc. (c)                             233,400
      6,500   Northwest Biotherapeutics, Inc. (c) .            32,500
     23,000   Novavax, Inc. (c)                           $   324,300
     13,250   Pediatrix Medical Group (c)                     449,440
      8,500   Taro Pharmaceutical Industries, Ltd. (c)        339,575
     24,000   Wright Med Group, Inc. (c)                      429,600
                                                          -----------
                                                            4,206,335
                                                          -----------
              ELECTRONICS -- 3.7%
     95,000   Duraswitch Industries, Inc. (c)                 807,500
     12,500   Plexus Corp. (c)                                332,000
                                                          -----------
                                                            1,139,500
                                                          -----------
              FINANCIAL SERVICES-- 5.1%
     10,000   Allied Capital Corp.                            260,000
     47,500   eSpeed, Inc. (c)                                393,300
     42,500   Knight Trading Group, Inc. (c)                  468,350
     16,000   Metris Co.                                      411,360
     36,300   Nextcard, Inc. (c)                               18,876
                                                          -----------
                                                            1,551,886
                                                          -----------
              FOOD & BEVERAGES -- 0.6%
     19,500   Suprema Specialties, Inc. (c) (d)               177,450
                                                          -----------
              GAMING & LOTTERY -- 2.1%
     42,000   Shuffle Master, Inc. (c)                        658,140
                                                          -----------
              HARDWARE & TOOLS -- 0.6%
      6,500   Electro Scientific Industries, Inc. (c)         195,065
                                                          -----------
              HEALTHCARE-MEDICAL PRODUCTS &
              SUPPLIES -- 2.4%
     65,700   Medwave, Inc. (c)                               137,970
     35,000   Thoratec Labs Corp. (c)                         595,000
                                                          -----------
                                                              732,970
                                                          -----------
              HEALTH CARE-PRODUCTS -- 2.9%
     45,500   Med Design Corp. (c)                            896,350
                                                          -----------
              HEALTH CARE-SERVICES -- 2.8%
     19,900   Pharmaceutical Product Development, Inc.        642,969
      6,500   Renal Care Group (c)                            208,650
                                                          -----------
                                                              851,619
                                                          -----------
              HOTELS & RESTAURANTS -- 1.4%
     22,500   Main Street & Main, Inc. (c)                    111,150
     15,000   Ruby Tuesday, Inc.                              309,450
                                                          -----------
                                                              420,600
                                                          -----------
              INSURANCE -- 1.4%
     20,000   Amerigroup Corp. (c)                            436,000
                                                          -----------
              INTERNET -- 2.5%
     37,000   Earthlink, Inc. (c)                             450,290
    200,000   LivePerson, Inc. (c)                             66,000
     40,000   StorageNetworks, Inc. (c)                       247,200
                                                          -----------
                                                              763,490
                                                          -----------
              MEDIA & ENTERTAINMENT -- 0.9%
     22,500   AMC Entertainment, Inc. (c)                     270,000
                                                          -----------
              OIL & GAS-DRILLING EQUIPMENT -- 0.6%
     20,000   Key Energy Group (c)                            184,000
                                                          -----------
              OIL & GAS-EXPLORATION & PRODUCTION -- 3.4%
     17,500   Core Laboratories NV (c)                        245,350
     15,000   Remington Oil Gas Corp. (c)                     259,500
     19,100   Superior Energy Services, Inc. (c) ..           165,215
     62,500   Ultra Petroleum Corp. (c)                       380,625
                                                          -----------
                                                            1,050,690
                                                          -----------
              RAILROADS & EQUIPMENT -- 1.5%
      6,500   Genesee & Wyoming, Inc. (c)                     212,225
     13,500   Knight Transportation, Inc. (c)                 253,530
                                                          -----------
                                                              465,755
                                                          -----------

                 See accompanying notes to financial statements.

                                       44

    SHARES    DESCRIPTION                                    VALUE (a)
--------------------------------------------------------------------------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.8%
      9,000   Alexandria Real Estate Equity               $   369,900
     13,000   American Land Lease, Inc.                       170,300
                                                          -----------
                                                              540,200
                                                          -----------
              RETAIL -- 6.3%
     15,000   1-800-Flowers.com, Inc. (c)                     234,000
      8,750   Electronics Boutique Holdings Corp. (c)         349,475
      9,500   Foot Locker, Inc. (c)                           148,675
     32,700   Global Sports, Inc. (c)                         652,365
     10,500   Pacific Sunwear of California, Inc. (c)         214,410
      9,500   Rent-A-Center, Inc. (c)                         318,915
                                                          -----------
                                                            1,917,840
                                                          -----------
              RETAIL-GROCERY -- 1.4%
     22,500   Fleming Companies, Inc.                         416,250
                                                          -----------
              SEMICONDUCTORS -- 4.0%
     15,500   Cirrus Logic (c)                                204,910
     35,000   Ibis Technology Corp. (c)                       520,450
     15,500   Monolithic Systems Technology, Inc. (c)         319,300
      8,000   Power Integrations, Inc. (c)                    182,720
                                                          -----------
                                                            1,227,380
                                                          -----------
              SOFTWARE -- 7.3%
     17,700   Activcard SA (c)                                166,203
     85,000   Click2Learn, Inc. (c)                           255,000
     18,000   iManage, Inc. (c)                               142,020
     10,500   Precise Software Solutions, Ltd. (c)            216,930
     37,000   Raindance Communications, Inc. (c)              211,270
     14,000   Serena Software, Inc. (c)                       304,360
     13,000   Smartforce PLC (c)                              321,750
     21,200   Stellent, Inc. (c)                              626,672
                                                          -----------
                                                            2,244,205
                                                          -----------
              Total Common Stock (Identified
              Cost $31,371,880)                            30,800,010
                                                          -----------

              Total Investments -- 100.4%
              (Identified Cost $31,371,880) (b)            30,800,010
              Other assets less liabilities                  (127,124)
                                                          -----------
              Total Net Assets -- 100%                    $30,672,886
                                                          ===========

(a)  See Note 2a of Notes to Financial Statements
(b)  Federal Tax Information:

    At December 31, 2001, the net unrealized depreciation on investments based on cost of $31,866,583 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there
    is an excess of value over tax cost                                         $  2,475,699
    Aggregate gross unrealized depreciation for all investments in which
    there is an excess of tax cost over value                                     (3,542,272)
                                                                                -------------
    Net unrealized depreciation                                                 $ (1,066,573)
                                                                                =============

    At December 31, 2001, the Fund had a capital loss carryover of approximately $7,479,805 of which $6,245,133 expires on December 31, 2008 and $1,234,672 expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

    For the year ended December 31, 2001, the Fund has elected to defer $2,948,929 of capital losses attributable to Post-October losses.

    At December 31, 2001, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed above on a tax basis.
(c) Non-income producing security.
(d) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                See accompanying notes to financial statements.

              INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

    SHARES    DESCRIPTION                                    VALUE (a)
--------------------------------------------------------------------------------

COMMON STOCK -- 99.5% OF TOTAL INVESTMENTS
              AUSTRALIA -- 4.7%
    214,300   Foster's Brewing Group, Ltd.                $   533,091
    272,200   Macquarie Infrastructure Group                  487,640
     38,400   Rio Tinto, Ltd.                                 731,285
     38,800   Wesfarmers, Ltd.                                615,455
     59,200   Westpac Bank Corp., 144A                        477,400
                                                          -----------
                                                             2,844,871
                                                          -----------
              BELGIUM -- 1.3%
     27,800   Interbrew                                       760,945
                                                          -----------
              CANADA -- 8.2%
     14,000   Biovail Corp. (c)                               781,813
     24,850   Canadian Pacific Railway                        500,964
     15,000   Celestica, Inc. (c)                             602,901
     16,877   Fairmont Hotels Resorts, Inc.                   402,025
     12,654   Pancanadian Energy Corp.                        328,211
     27,200   Rogers Communication, Inc. (c)                  463,270
     16,000   Royal Bank of Canada                            520,806
     22,400   Sun Life Financial Services, Inc.               477,598
      8,400   Talisman Energy, Inc.                           319,161
     48,700   TransCanada Pipelines, Ltd.                     607,718
                                                          -----------
                                                            5,004,467
                                                          -----------
              DENMARK -- 2.1%
     38,900   Danske Bank A/S                                 624,129
     15,800   Novo Nordisk A/S                                646,052
                                                          -----------
                                                            1,270,181
                                                          -----------
              FINLAND -- 2.2%
     26,700   Nokia OYJ                                       688,293
     48,500   Stora Enso OYJ                                  620,817
                                                          -----------
                                                            1,309,110
                                                          -----------
              FRANCE -- 10.6%
      8,600   Aventis SA                                      610,509
     13,300   Carrefour SA                                    691,397
      6,300   Compagnie Francaise d'Etudes et de Construc     841,192
    101,600   Orange SA (c)                                   920,672
     10,800   Sanofi-Synthelabo SA                            805,621
     16,900   STMicroelectronics NV                           535,223
     15,620   Thales                                          538,786
      5,140   TotalFinaElf SA                                 733,890
     14,100   Vivendi Universal SA                            771,894
                                                          -----------
                                                            6,449,184
                                                          -----------
              GERMANY -- 4.6%
      2,600   Allianz AG                                      615,628
     17,800   Bayerische Motoren Werke AG                     620,319
     39,200   Infineon Technologies AG                        800,815
      2,700   Muenchener Rueckversicherungs-Gesellschaft      732,918
                                                          -----------
                                                            2,769,680
                                                          -----------
              HONG KONG -- 1.7%
    970,000   Huaneng Power International, Inc.               584,656
    193,000   Wharf Holdings                                  471,501
                                                          -----------
                                                            1,056,157
                                                          -----------
              INDIA -- 0.9%
     29,700   Dr. Reddy's Laboratories, Ltd.                  562,815
                                                          -----------
              IRELAND -- 4.4%
    227,900   Anglo Irish Bank Corp., 144A                    882,464
     67,500   Bank Of Ireland                                 626,087
     13,800   Elan Corp., PLC (ADR) (c)                       621,828
     85,600   Ryanair Holdings (c)                            540,997
                                                          -----------
                                                            2,671,376
                                                          -----------
              ISRAEL -- 2.4%
     20,400   Amdocs, Ltd. (c)                            $   692,988
      8,100   Taro Pharmaceutical Industries, Ltd. (c)        323,595
      7,600   Teva Pharmaceutical Industries, Ltd. (ADR)      468,388
                                                          -----------
                                                            1,484,971
                                                          -----------
              ITALY -- 2.1%
     55,350   Eni SpA                                         693,719
     50,000   Riunione Adriatica di Sicurta SpA               588,834
                                                          -----------
                                                            1,282,553
                                                          -----------
              JAPAN -- 14.3%
     15,000   Canon, Inc.                                     516,373
     18,600   Honda Motor Co.                                 742,524
     11,000   Kao Corp.                                       228,799
      1,500   Keyence Corp.                                   249,485
     35,000   Kirin Brewery Co.                               250,324
     12,500   Matsumotokiyoshi Co., Ltd.                      441,760
     51,000   Mitsubishi Pharma                               575,361
     44,000   NEC Corp.                                       449,034
      4,300   Nintendo Co.                                    753,263
     12,000   Nippon System Development Co., Ltd. .           478,132
    132,000   Nissan Motor Co., Ltd.                          700,252
      9,600   Nitto Denko Corp.                               222,029
     60,000   Onward Kashiyama Co., Ltd.                      576,139
      7,400   Orix Corp.                                      663,125
     26,400   Sega Corp. (c)                                  526,952
      2,840   Shohkoh Fund & Co.                              225,448
      4,800   Sony Corp.                                      219,464
      6,300   Takefuji Corp.                                  455,874
     16,000   Yamanouchi Pharmaceutical Company, Ltd.         422,563
                                                          -----------
                                                            8,696,901
                                                          -----------
              NETHERLANDS -- 3.1%
     35,700   ASM Lithography Holding NV (c)                  608,685
     23,469   Fortis                                          607,926
     23,200   Koninklijke Ahold NV                            674,891
                                                          -----------
                                                            1,891,502
                                                          -----------
              PORTUGAL -- 1.9%
    147,255   Portugal Telecom, SGPS, SA (c)                1,146,942
                                                          -----------
              SINGAPORE -- 1.7%
    161,000   City Developments, Ltd.                         527,511
     70,000   DBS Group Holdings                              523,152
                                                          -----------
                                                            1,050,663
                                                          -----------
              SOUTH AFRICA -- 0.7%
     26,400   Anglo American PLC                              399,539
              SOUTH KOREA -- 2.2%
      4,000   Samsung Electronics                             852,885
     12,470   Samsung Securities Co., Ltd. (c)                456,010
                                                          -----------
                                                            1,308,895
                                                          -----------
              SPAIN -- 3.3%
     72,500   Banco Santander Central Hispano SA (c)          607,283
     44,800   Grupo Ferrovial, SA                             785,212
     46,213   Telefonica SA (ADR) (c)                         618,282
                                                          -----------
                                                            2,010,777
                                                          -----------
              SWITZERLAND -- 6.1%
      4,200   Converuim Holdings AG (c)                       204,230
      3,600   Nestle SA                                       767,896
      6,300   Swiss Reinsurance (c)                           633,948
      1,640   Synthes-Stratec, Inc.                         1,142,347
     19,200   UBS AG (c)                                      969,487
                                                          -----------
                                                            3,717,908
                                                          -----------

                 See accompanying notes to financial statements.

                                       46

    SHARES    DESCRIPTION                                    VALUE (a)
--------------------------------------------------------------------------------
              UNITED KINGDOM--21.0%
    109,900   Allied Domecq PLC                          $    650,674
    132,900   BHP Billiton PLC                                674,303
     98,200   BP PLC                                          762,355
     28,600   British Sky Broadcast (c)                       314,335
    182,800   Capita Group PLC                              1,302,861
    192,700   Centrica PLC                                    621,927
     96,000   Compass Group PLC                               718,758
     67,600   Diageo PLC                                      771,473
     92,900   Dixons Group PLC                                317,386
     24,600   Glaxosmithkline                                 616,204
    233,900   Hilton                                          717,492
     51,500   HSBC Holdings PLC                               603,457
     55,400   Kingfisher                                      322,967
     76,700   Reed International                              635,586
     47,100   Royal Bank of Scotland Group PLC              1,144,884
     52,600   Shire Pharmaceuticals Group PLC (c) .           657,641
    249,300   Tesco                                           902,456
    387,971   Vodafone Group PLC                            1,013,847
                                                           12,748,606
                                                           ----------
              Total Common Stock (Identified
                Cost $59,997,597)                          60,438,043
                                                           ----------

   PRINCIPAL
    AMOUNT
----------------
SHORT TERM INVESTMENT -- 0.3%
$   172,000   Repurchase Agreement with State Street Bank and Trust Co.
              dated 12/31/2001 at 0.85% to be repurchased at $172,008
              on 1/02/2002, collateralized by $125,000 U.S. Treasury Bond,
              12.000%, due 8/15/2013 valued at $179,336                              172,000
                                                                                ------------
              Total Short Term Investment
              (Identified Cost $172,000)                                             172,000
                                                                                ------------
              Total Investments -- 99.8%
              (Identified Cost $60,169,597) (b)                                   60,610,043
              Other assets less liabilities                                          143,681
                                                                                ------------
              Total Net Assets -- 100%                                          $ 60,753,724
                                                                                ============

(a) See Note 2a of Notes to Financial Statements
(b) Federal Tax Information:
    At December 31, 2001, the net unrealized depreciation on investments based on cost of $60,694,117 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
    is an excess of value over tax cost                                         $  3,492,970
    Aggregate gross unrealized depreciation for all investments in which
    there is an excess of tax cost over value.                                    (3,577,044)
                                                                                ------------
    Net unrealized depreciation                                                 $    (84,074)
                                                                                ============

     At December 31, 2001, the Fund had a capital loss carryover of approximately $20,761,210 of which expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
     For the year ended December 31, 2001, the Fund has elected to defer $1,504,908 of capital losses attributable to Post-October losses.
     At December 31, 2001, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed above on a tax basis.
(c)  Non-income producing security.
ADR An American Depositary Receipt is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,359,864 or 2.2% of net assets.

INDUSTRY HOLDINGS AT DECEMBER 31, 2001

     Banks                             12.6%
     Drugs & Healthcare                11.7%
     Telecommunications                 6.9%
     Beverages                          4.9%
     Semiconductor & Equipment          4.6%
     Insurance                          4.6%
     Retail                             4.5%
     Financial Services                 3.6%
     Oil & Gas                          3.5%
     Automotive                         3.4%
     Hotels & Restaurants               3.0%
     Metals & Mining                    3.0%
     Media & Entertainment              2.8%
     Technology                         2.8%
     Construction                       2.7%
     Electrical Equipment               2.3%
     Business Services                  2.1%
     Utilities                          2.0%
     Other, less than 2.0% each        19.0%

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

December 31, 2001

                                                          CAPITAL GROWTH      LARGE CAP      TARGETED EQUITY     GROWTH AND
                                                               FUND          GROWTH FUND          FUND           INCOME FUND
                                                         ----------------  ---------------  ----------------  ---------------
ASSETS
   Investments at cost                                   $    147,583,012  $    56,292,823   $ 1,029,639,308  $   340,989,085
   Net unrealized appreciation (depreciation)                 (11,672,781)          (9,968)       75,608,909       10,877,511
                                                         ----------------  ---------------  ----------------  ---------------
     Investments at value                                     135,910,231       56,282,855     1,105,248,217      351,866,596
   Cash                                                               581              397             3,580               98
   Foreign cash at value (identified cost $80,606)                     --               --                --               --
   Investments held as collateral for loaned securities                --       10,878,109                --               --
   Receivable for Fund shares sold                                199,179           18,805           278,548          129,120
   Receivable for securities sold                                 685,347               --        26,528,662        2,712,166
   Dividends and interest receivable                              115,201           35,707           319,468          452,962
   Tax reclaims receivable                                             --               --                --               --
   Receivable from investment adviser                                  --               --                --               --
   Securities lending income receivable                             4,751               --                --               --
   Unamortized organization expense                                    --               --                --               --
   Other assets                                                        --           48,136                --               --
                                                         ----------------  ---------------  ----------------  ---------------
     TOTAL ASSETS                                             136,915,290       67,264,009     1,132,378,475      355,160,942
                                                         ----------------  ---------------  ----------------  ---------------
LIABILITIES
   Collateral on securities loaned, at value                           --       10,878,109                --               --
   Payable for securities purchased                                    --               --        24,546,174          694,490
   Payable for Fund shares redeemed                             1,091,591          131,882         2,551,359               --
   Custodial Bank                                                      --               --                --               --
   Management fees payable                                         88,462            1,719           630,963          206,339
   Deferred Trustees' fees                                         45,431               --           244,143           51,729
   Transfer agent fees payable                                     64,058           38,830           367,463          148,477
   Accounting and administrative fees payable                       5,858            5,945            45,938           15,117
   Other accounts payable and accrued expenses                     54,067           44,895           141,546           74,915
                                                         ----------------  ---------------  ----------------  ---------------
     TOTAL LIABILITIES                                          1,349,467       11,101,380        28,527,586        1,191,067
                                                         ----------------  ---------------  ----------------  ---------------
NET ASSETS                                               $    135,565,823  $    56,162,629   $ 1,103,850,889  $   353,969,875
                                                         ================  ===============  ================  ===============
NET ASSETS CONSIST OF:
   Paid in capital                                       $    179,246,848  $    87,309,160   $ 1,219,297,410  $   435,553,990
   Undistributed (overdistributed) net investment income          (81,471)              --          (257,957)         (56,149)
   Accumulated net realized gain (loss) on investments        (31,926,773)     (31,136,563)     (190,797,473)     (92,405,477)
   Net unrealized appreciation (depreciation) of
        investments and foreign currency transactions         (11,672,781)          (9,968)       75,608,909       10,877,511
                                                         ----------------  ---------------  ----------------  ---------------
NET ASSETS                                               $    135,565,823  $    56,162,629   $ 1,103,850,889  $   353,969,875
                                                         ================  ===============  ================  ===============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   CLASS A SHARES:
     Net assets                                          $     98,411,750  $    27,872,890   $ 1,012,160,852  $   211,138,080
                                                         ================  ===============  ================  ===============
     Shares of beneficial interest                              8,247,606        2,013,420       129,526,222       17,917,623
                                                         ================  ===============  ================  ===============
     Net asset value and redemption price per share      $          11.93  $         13.84   $          7.81  $         11.78
                                                         ================  ===============  ================  ===============
     Offering price per share                            $          12.66  $         14.68   $          8.29  $         12.50
                                                         ================  ===============  ================  ===============
   CLASS B SHARES: (redemption price is equal to net
     asset value less any applicable contingent deferred
     sales charges)
     Net assets                                          $     35,409,372  $    24,086,531   $    78,743,560  $   120,360,837
                                                         ================  ===============  ================  ===============
     Shares of beneficial interest                              3,338,617        1,768,087        10,541,386       10,586,024
                                                         ================  ===============  ================  ===============
     Net asset value and offering price per share        $          10.61  $         13.62   $          7.47  $         11.37
                                                         ================  ===============  ================  ===============
   CLASS C SHARES: (redemption price is equal to net
     asset value less any applicable
     contingent deferred sales charges)
     Net assets                                          $      1,744,701  $     3,007,478   $     4,161,744  $    10,553,121
                                                         ================  ===============  ================  ===============
     Shares of beneficial interest                                164,591          220,767           556,910          929,278
                                                         ================  ===============  ================  ===============
     Net asset value per share                           $          10.60  $         13.62   $          7.47  $         11.36
                                                         ================  ===============  ================  ===============
     Offering price per share                            $          10.71  $         13.76   $          7.55  $        11.47
                                                         ================  ===============  ================  ===============
   CLASS Y SHARES:
     Net assets                                          $             --  $     1,195,730   $     8,784,733  $    11,917,837
                                                         ================  ===============  ================  ===============
     Shares of beneficial interest                                     --           85,841         1,118,369          999,137
                                                         ================  ===============  ================  ===============
     Net asset value, offering and redemption price
        per share                                        $             --  $         13.93   $          7.85  $         11.93
                                                         ================  ===============  ================  ===============

                See accompanying notes to financial statements.

                                       48

                                                                                                               JURIKA & VOYLES
                                                               BALANCED         LARGE CAP          MID CAP     RELATIVE VALUE
                                                                 FUND          VALUE FUND       GROWTH FUND*         FUND
                                                           ---------------  ----------------  ----------------  --------------
ASSETS
   Investments at cost                                   $    148,603,353   $    20,513,513  $     9,787,181  $     27,365,149
   Net unrealized appreciation (depreciation)                     434,490           370,472          745,676           (48,776)
                                                          ---------------  ----------------  ---------------   ---------------
     Investments at value                                     149,037,843        20,883,985       10,532,857        27,316,373
   Cash                                                             1,791               523              301               720
   Foreign cash at value (identified cost $80,606)                     --                --               --                --
   Investments held as collateral for loaned securities                --                --               --                --
   Receivable for Fund shares sold                                 76,700            37,772          106,068             6,129
   Receivable for securities sold                               9,724,039                --           49,003                --
   Dividends and interest receivable                              788,303            26,505              516            23,211
   Tax reclaims receivable                                             61                --               --                --
   Receivable from investment adviser                                  --             8,821           40,091            17,133
   Securities lending income receivable                                --             2,482            2,500                --
   Unamortized organization expense                                    --                --               --                --
   Other assets                                                        --                --               --            47,951
                                                          ---------------  ----------------  ----------------  ---------------
     TOTAL ASSETS                                             159,628,737        20,960,088       10,731,336        27,411,517
                                                          ---------------  ----------------  ----------------  ---------------
LIABILITIES
   Collateral on securities loaned, at value                           --                --               --                --
   Payable for securities purchased                                    --                --          311,245                --
   Payable for Fund shares redeemed                             9,583,174            21,933            2,867            44,923
   Custodial Bank                                                      --                --               --                --
   Management fees payable                                         99,675                --               --                --
   Deferred Trustees' fees                                         83,993             8,483            2,262                --
   Transfer agent fees payable                                     59,190             9,909            7,017            17,900
   Accounting and administrative fees payable                       6,546               869           25,678             5,945
   Other accounts payable and accrued expenses                     90,462            39,120           27,934            32,104
                                                          ---------------  ----------------  ----------------  ---------------
     TOTAL LIABILITIES                                          9,923,040            80,314          377,003           100,872
                                                          ---------------  ----------------  ----------------  ---------------
NET ASSETS                                                $   149,705,697  $     20,879,774  $    10,354,333   $    27,310,645
                                                          ===============  ================  ================  ===============
NET ASSETS CONSIST OF:
   Paid in capital                                        $   180,778,027  $     20,770,852  $    12,293,984   $    27,649,646
   Undistributed (overdistributed) net investment income          (83,993)           (8,052)          (6,148)               --
   Accumulated net realized gain (loss) on investments        (31,422,827)         (253,498)      (2,679,179)         (290,225)
   Net unrealized appreciation (depreciation) of
     investments and foreign currency transactions                434,490           370,472          745,676           (48,776)
                                                          ---------------  ----------------  ----------------  ---------------
NET ASSETS                                                $   149,705,697  $     20,879,774  $    10,354,333   $    27,310,645
                                                          ===============  ================  ================  ===============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   CLASS A SHARES:
     Net assets                                           $    74,801,645  $     10,185,435  $     5,198,024   $     1,277,307
                                                          ===============  ================  ================  ===============
     Shares of beneficial interest                              7,820,200           571,873          637,415            98,418
                                                          ===============  ================  ================  ===============
     Net asset value and redemption price per share       $          9.57  $          17.81  $          8.15   $         12.98
                                                          ===============  ================  ================  ===============
     Offering price per share                             $         10.15  $          18.90  $          8.65   $         13.77
                                                          ===============  ================  ================  ===============
   CLASS B SHARES: (redemption price is equal to net
     asset value less any applicable contingent deferred
     sales charges)                                       $    28,562,447  $      9,911,134  $     4,223,101   $         12.98
     Net assets                                           ===============  ================  ================  ===============
                                                                2,979,254           560,899          520,941                 1
     Shares of beneficial interest                        ===============  ================  ================  ===============
                                                          $          9.59  $          17.67  $          8.11   $         12.98
     Net asset value and offering price per share         ===============  ================  ================  ===============

   CLASS C SHARES: (redemption price is equal to net
     asset value less any applicable                      $     1,392,487  $        783,205  $       933,208   $         12.98
     contingent deferred sales charges)                   ---------------  ----------------  ----------------  ---------------
     Net assets                                                   145,922            44,294          115,060                 1
                                                          ===============  ================  ================  ===============
     Shares of beneficial interest                        $          9.54  $          17.68  $          8.11   $         12.98
                                                          ===============  ================  ================  ===============
     Net asset value per share                            $          9.64  $          17.86  $          8.19   $         13.11
                                                          ===============  ================  ================  ===============
     Offering price per share

   CLASS Y SHARES:
     Net assets                                           $    44,949,118  $             --  $            --   $    26,033,312
                                                          ---------------  ----------------  ----------------  ---------------
     Shares of beneficial interest                              4,754,256                --               --         2,006,856
                                                          ===============  ================  ================  ===============
     Net asset value, offering and redemption price
       Per share                                          $          9.45  $             --  $            --   $         12.97
                                                          ===============  ================  ================  ===============

                                                                             JURIKA & VOYLES
                                                               SELECT           SMALL CAP      INTERNATIONAL
                                                                FUND*          GROWTH FUND      EQUITY FUND
                                                          ----------------  ---------------  ----------------
ASSETS
   Investments at cost                                    $   138,296,474  $    31,371,880  $     60,169,597
   Net unrealized appreciation (depreciation)                   5,941,591         (571,870)          440,446
                                                          ---------------  ---------------  ----------------
     Investments at value                                     144,238,065       30,800,010        60,610,043
   Cash                                                               619               --               847
   Foreign cash at value (identified cost $80,606)                     --               --            80,190
   Investments held as collateral for loaned securities                --               --                --
   Receivable for Fund shares sold                                     --           13,314            49,833
   Receivable for securities sold                               1,942,602          350,245           446,288
   Dividends and interest receivable                              113,264              920            57,082
   Tax reclaims receivable                                             --               --            32,164
   Receivable from investment adviser                                  --               --                --
   Securities lending income receivable                             2,500            2,836             3,333
   Unamortized organization expense                                    --            5,216                --
   Other assets                                                        --           15,776                --
                                                         ----------------  ---------------  ----------------
     TOTAL ASSETS                                             146,297,050       31,188,317        61,279,780
                                                         ----------------  ---------------  ----------------
LIABILITIES
   Collateral on securities loaned, at value                           --               --                --
   Payable for securities purchased                             2,760,676          216,002           270,206
   Payable for Fund shares redeemed                               130,409           82,167            63,469
   Custodial Bank                                                      --          129,804                --
   Management fees payable                                        218,901            8,295            46,513
   Deferred Trustees' fees                                          3,424            7,640            33,327
   Transfer agent fees payable                                     58,719           18,479            29,825
   Accounting and administrative fees payable                      16,605            1,338             2,566
   Other accounts payable and accrued expenses                     44,700           51,706            80,150
                                                         ----------------  ---------------  ----------------
     TOTAL LIABILITIES                                          3,233,434          515,431           526,056
                                                         ----------------  ---------------  ----------------
NET ASSETS                                                $   143,063,616  $    30,672,886  $     60,753,724
                                                         ================  ===============  ================
NET ASSETS CONSIST OF:
   Paid in capital                                        $   138,646,338  $    42,175,833  $     83,185,422
   Undistributed (overdistributed) net investment income          (44,233)          (4,457)           82,940
   Accumulated net realized gain (loss) on investments         (1,480,080)      (10,926,620)     (22,790,638)
   Net unrealized appreciation (depreciation) of
        investments and foreign currency transactions           5,941,591         (571,870)          441,880
                                                         ----------------  ---------------  ----------------
NET ASSETS                                                $   143,063,616  $    30,672,886  $     60,753,724
                                                         ================  ===============  ================
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   CLASS A SHARES:
     Net assets                                           $    45,986,941  $     6,901,676  $     33,772,622
                                                         ================  ===============  ================
     Shares of beneficial interest                              4,196,674          529,099         2,655,943
                                                         ================  ===============  ================
     Net asset value and redemption price per share             $   10.96         $  13.04         $   12.72
                                                         ================  ===============  ================
     Offering price per share                                   $   11.63         $  13.84         $   13.50
                                                         ================  ===============  ================
   CLASS B SHARES: (redemption price is equal to net
     asset value less any applicable contingent deferred
     sales charges)
     Net assets                                           $    62,670,727  $     7,367,847  $     17,549,045
                                                         ================  ===============  ================
     Shares of beneficial interest                              5,752,093          565,241         1,445,715
                                                         ================  ===============  ================
     Net asset value and offering price per share        $          10.90  $         13.03  $          12.14
                                                         ================  ===============  ================
   CLASS C SHARES: (redemption price is equal to net
     asset value less any applicable
     contingent deferred sales charges)
     Net assets                                           $    34,405,948  $       722,203  $      2,182,990
                                                         ----------------  ---------------  ----------------
     Shares of beneficial interest                              3,157,730           55,402           179,192
                                                         ================  ===============  ================
     Net asset value per share                            $         10.90  $         13.04  $          12.18
                                                         ================  ===============  ================
     Offering price per share                             $         11.01  $         13.17  $          12.30
                                                         ================  ===============  ================
   CLASS Y SHARES:
     Net assets                                           $            --  $    15,681,160  $      7,249,067
                                                         ----------------  ---------------  ----------------
     Shares of beneficial interest                                     --        1,201,375           552,824
                                                         ================  ===============  ================
     Net asset value, offering and redemption price
        per share                                         $            --  $         13.05  $          13.11
                                                         ================  ===============  ================

* The Mid Cap Growth Fund and Select Fund commenced operation on March 15, 2001.

                            STATEMENTS OF OPERATIONS

                                                  CAPITAL GROWTH    LARGE CAP              TARGETED     GROWTH AND    BALANCED
                                                     FUND           GROWTH FUND (1)        EQUITY       INCOME FUND     FUND
                                                                                           FUND
                                                  -----------  ------------------------  - ----------  -----------  -----------
                                                                FOR THE
                                                                 PERIOD
                                                                OCTOBER 1,
                                                                  2001
                                                  YEAR ENDED     THROUGH     YEAR ENDED      YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                  DECEMBER 31,  DECEMBER 31, SEPTEMBER 30,   DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                                     2001          2001          2001          2001         2001         2001
                                                 -------------- ------------ -------------- ------------- ------------ ------------
INVESTMENT INCOME
  Dividends                                     $     872,143  $   100,276 $    678,234   $  11,954,241 $  5,475,717   $  721,288
  Interest                                             49,452        4,703      157,584         195,835      109,151    3,893,173
  Securities lending income                            39,092        9,979       72,036              --           --          --
  Less net foreign taxes withheld                          --           --           --        (681,261)     (11,112)      (2,293)
                                                 -------------- ------------ -------------- ------------- ------------ ------------
                                                      960,687     114,958       907,854      11,468,815    5,573,756    4,612,168
                                                 -------------- ------------ -------------- ------------- ------------ ------------

  Expenses
    Management fees                                 1,206,965     140,374       976,870       8,138,041    2,760,399    1,080,327
    Service fees - Class A                            286,602      18,169       145,784       2,749,081      613,071      210,487
    Service and distribution fees - Class  B          443,820      61,143       320,506         847,071    1,384,899      330,386
    Service and distribution fees - Class C            19,533       8,413        56,473          44,628      132,025       16,321
    Trustees' fees and expenses                        14,503       9,200        41,978          64,267       26,553       13,736
    Accounting and administrative                      74,676      17,644        76,480         557,169      190,310       63,803
    Custodian                                          83,116      16,365        77,681         203,678      114,715      169,962
    Transfer agent - Class A, Class B, Class C        686,600      86,987       289,976       4,156,761    1,566,757      501,376
    Transfer agent - Class Y                               --         303         1,676           8,566       12,371       25,178
    Shareholder servicing fees - Class Y                   --          --            --              --           --          --
    Audit and tax services                             27,284      20,158        32,452          30,300       27,506       33,850
    Legal                                              12,524       1,269        45,458         105,101       31,299       15,694
    Printing                                           40,123       2,282        31,032         129,854       62,328       93,321
    Registration                                       36,151       6,027        88,901          32,498       55,217       47,653
    Amortization of organization expenses                  --          --            --              --           --           --
    Miscellaneous                                      18,971       2,886         8,646          99,978       51,941       35,869
                                                 -------------- ------------ -------------- ------------- ------------ -----------
  Total expenses before reductions                  2,950,868     391,220     2,193,913      17,166,993    7,029,391    2,637,963
                                                 -------------- ------------ -------------- ------------- ------------ -----------
     Less waiver/reimbursement                             --    (136,441)     (547,749)             --           --      (12,476)
     Less reductions                                  (52,099)     (6,400)     (190,330)       (404,267)    (171,423)     (41,363)
                                                 -------------- ------------ -------------- ------------- ------------ -----------
   Net expenses                                     2,898,769     248,379     1,455,834      16,762,726    6,857,968    2,584,124
                                                 -------------- ------------ -------------- ------------- ------------ -----------
   Net investment income (loss)                    (1,938,082)   (133,421)     (547,980)     (5,293,911)  (1,284,212)   2,028,044
                                                 -------------- ------------ -------------- ------------- ------------ -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
   Realized gain (loss) on:
     Investments - net                            (29,195,372) (4,260,358)  (19,628,575)   (117,503,746) (63,368,674)  (10,723,157)
     Foreign currency transactions - net                   --          --            --              --           --            --
   Change in unrealized appreciation
     (depreciation) of:
     Investments - net                             (8,639,961) 10,670,520   (23,534,168)   (127,041,857)  (4,879,802)   (5,725,622)
     Foreign currency transactions - net                   --          --            --              --          --             --
                                                 -------------- ------------ -------------- ------------- ------------ ------------
     Net realized and unrealized gain (loss) on
       investments and
       foreign currency transactions              (37,835,333)  6,410,162   (43,162,743)   (244,545,603) (68,248,476)  (16,448,779)
                                                 -------------- ------------ -------------- ------------- ------------ ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    $ (39,773,415) $6,276,741  $(43,710,723)  $(249,839,514)$(69,532,688)$ (14,420,735)
                                                  ===========   ===========   ==========  =  ===========  ===========  ===========

                See accompanying notes to financial statements.

                                       50

                                                                                      JURIKA & VOYLES
                                                    LARGE CAP     MID CAP              RELATIVE VALUE
                                                   VALUE FUND  GROWTH FUND*               FUND (2)
                                                  -----------  -----------       -------------------------
                                                              FOR THE PERIOD      FOR THE PERIOD
                                                              MARCH 15, 2001       JULY 1, 2001
                                                   YEAR ENDED     THROUGH              THROUGH    YEAR ENDED
                                                  DECEMBER 31, DECEMBER 31,          DECEMBER 31,   JUNE 30,
                                                      2001         2001                 2001         2001
                                                  -----------  -----------         -----------  ------------
INVESTMENT INCOME
  Dividends                                       $   349,844  $     4,256          $  121,750   $  272,968
  Interest                                             14,876        9,081              16,815       51,380
  Securities lending income                            13,144        1,595                  --           --
  Less net foreign taxes withheld                      (2,727)          --                (323)          --
                                                  -----------  -----------         -----------  ------------
                                                      375,137       14,932             138,242      324,348
                                                  -----------  -----------         -----------  ------------
  Expenses
    Management fees                                   135,087       48,642             112,241       259,587
    Service fees - Class A                             23,837        6,824                 231            --
    Service and distribution fees - Class  B           88,890       19,460                  --            --
    Service and distribution fees - Class C             8,746        4,448                  --            --
    Trustees' fees and expenses                         7,800        5,314              10,549        17,221
    Accounting and administrative                       9,089       55,809              22,712        40,000
    Custodian                                          61,547       72,764              23,537        48,090
    Transfer agent - Class A, Class B, Class C         89,689       57,213               6,669            --
    Transfer agent - Class Y                               --           --              14,549        28,236
    Shareholder servicing fees - Class Y                   --           --              24,727        58,184
    Audit and tax services                             23,907       13,900              21,214        17,003
    Legal                                               1,992        3,958               2,194         4,672
    Printing                                           25,022       14,322               1,609         3,500
    Registration                                       45,297       59,189              17,381        11,486
    Amortization of organization expenses                 --           --                   --           --
    Miscellaneous                                       7,305        3,659               2,946         7,156
                                                  -----------  -----------         -----------  ------------
  Total expenses before reductions                    528,208      365,502             260,559       495,135
                                                  -----------  -----------         -----------  ------------
     Less waiver/reimbursement                       165,533)    (260,526)            (95,326)      (116,061)
     Less reductions                                  (8,604)      (1,401)                 --             --
                                                  ----------   -----------         -----------  ------------
  Net expenses                                       354,071      103,575             165,233        379,074
                                                  ----------   -----------         -----------  ------------
  Net investment income (loss)                        21,066      (88,643)            (26,991)       (54,726)
                                                  ----------   -----------         -----------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
   Realized gain (loss) on:
     Investments - net                                644,900   (2,679,179)            585,808     3,092,815
     Foreign currency transactions - net                   --           --                  --            --
   Change in unrealized appreciation
        (depreciation) of:
        Investments - net                          (1,375,821)     745,676          (1,803,428)   (1,509,676)
        Foreign currency transactions - net                --           --                  --             --
                                                  -----------  -----------          ----------  -------------
     Net realized and unrealized gain (loss) on
       investments and                               (730,921)  (1,933,503)         (1,217,620)    1,583,139
       foreign currency transactions              -----------  -----------          ----------- -------------

NET INCREASE (DECREASE) IN NET ASSETS             $  (709,855) $(2,022,146)        $(1,244,611)   $1,528,413
   RESULTING FROM OPERATIONS                      ===========  ===========         ===========  =============

                                                                      JURIKA & VOYLES
                                                      SELECT             SMALL CAP         INTERNATIONAL
                                                       FUND*          GROWTH FUND (3)       EQUITY FUND
                                                    -----------  ------------------------  ------------------
                                                 FOR THE PERIOD FOR THE PERIOD
                                                 MARCH 15, 2001  JULY 1, 2001
                                                     THROUGH       THROUGH      YEAR ENDED   YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                      2001          2001           2001         2001
                                                 --------------  -----------   -----------  ----------
INVESTMENT INCOME
  Dividends                                       $   724,520  $    29,957     $     74,929  $  1,056,249
  Interest                                            152,965        2,478           27,992        70,846
  Securities lending income                             1,595        4,926               --        46,819
  Less net foreign taxes withheld                          --           --               --      (119,488
                                                  -----------  -----------       -----------  -----------
                                                      879,080       37,361          102,921     1,054,426
                                                  -----------  -----------       -----------  ------------
  Expenses
    Management fees
    Service fees - Class A                            567,368      120,654          326,712       676,887
    Service and distribution fees - Class  B           47,500        1,463               --       103,583
    Service and distribution fees - Class C           249,277        6,231               --       219,721
    Trustees' fees and expenses                       128,056          607               --        34,336
    Accounting and administrative                       8,146        6,304           16,642        10,399
    Custodian                                          55,808       21,441           40,000        34,862
    Transfer agent - Class A, Class B, Class C         59,467       41,840           79,428       176,045
    Transfer agent - Class Y                          228,152        9,077               --       332,161
    Shareholder servicing fees - Class Y                   --       31,514           53,502         8,370
    Audit and tax services                                 --       13,893           48,560            --
    Legal                                              23,900        2,657           16,552        36,669
    Printing                                            5,354          876            4,852         7,915
    Registration                                       24,055        6,352           29,562        39,033
    Amortization of organization expenses              60,123       11,441           14,983        54,411
    Miscellaneous                                          --          355               --            --
                                                        4,867        1,321            3,228        11,687
  Total expenses before reductions                -----------  -----------       -----------   -----------
                                                    1,462,073      276,026          634,021     1,746,079
     Less waiver/reimbursement                    -----------  -----------       -----------   -----------
     Less reductions                                 (214,528)     (85,667)              --      (148,749)
                                                      (36,440)          --               --          (372)
  Net expenses                                    -----------  -----------       -----------   -----------
                                                    1,211,105      190,359          485,272     1,745,707
  Net investment income (loss)                    -----------  -----------       -----------   -----------
                                                     (332,025)    (152,998)        (382,351)     (691,281)
                                                  -----------  -----------       -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
   Realized gain (loss) on:
     Investments - net                             (1,480,080)  (6,725,182)       1,142,239   (19,729,529)
     Foreign currency transactions - net                   --                            --      (123,443)
   Change in unrealized appreciation
        (depreciation) of:
        Investments - net                           5,941,591      829,380       (6,860,499)   (1,543,763)
        Foreign currency transactions - net                --           --               --       (35,111)
                                                  -----------  -----------       -----------  -----------
     Net realized and unrealized gain (loss) on
        investments and
        foreign currency transactions               4,461,511   (5,895,802)      (5,718,260)  (21,431,846)
                                                  -----------  -----------       -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      $ 4,129,486  $(6,048,800)    $ (6,100,611) $(22,123,127)
   (22,123,127)
                                                  ===========  ===========      ===========   ===========

*    The Mid Cap Growth Fund and Select Fund commenced operations on March 15,
     2001.

(1) Financial information for Kobrick Growth Fund which was reorganized into CDC Nvest Large Cap Growth Fund on November 16, 2001.
(2) Financial information for Jurika & Voyles Value+Growth Fund which was reorganized into CDC Nvest Jurika & Voyles Relative Value Fund on November 30, 2001.
(3) Financial information for Jurika & Voyles Small-Cap Fund which was reorganized into CDC Nvest Jurika & Voyles Small Cap Growth Fund on November 30, 2001.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             CAPITAL GROWTH                          LARGE CAP GROWTH
                                                                  FUND                                   FUND (1)
                                                      -----------------------------    --------------------------------------------
                                                                                       FOR THE PERIOD
                                                                                       OCTOBER 1, 2001
                                                               YEAR ENDED                  THROUGH              YEAR ENDED
                                                              DECEMBER 31,              DECEMBER 31,           SEPTEMBER 30,
                                                           2001           2000              2001           2001            2000
                                                      -------------  --------------    -------------  -------------  --------------
   FROM OPERATIONS:
     Net investment income (loss)                     $  (1,938,082) $  (2,661,117)   $     (133,421) $    (547,980) $     (811,344)
     Net realized gain (loss) on investments and
          foreign currency transactions                 (29,195,372)    36,617,435        (4,260,358)   (19,628,575)      9,912,487
     Net change in unrealized appreciation
          (depreciation) on investments
           and foreign currency transactions             (8,639,961)   (84,752,540)       10,670,520    (23,534,168)     11,832,995
                                                      -------------  --------------    -------------  -------------  --------------
     Increase (decrease) in net assets resulting
           from operations                              (39,773,415)   (50,796,222)        6,276,741    (43,710,723)     20,934,138
                                                      -------------  --------------    -------------  -------------  --------------

   FROM DISTRIBUTIONS TO
     SHAREHOLDERS:
     Net investment income
       Class A                                                   --             --                --            --               --
       Class B                                                   --             --                --            --               --
       Class C                                                   --             --                --            --               --
       Class Y                                                   --             --                --            --               --
     Short-Term capital gain
       Class A                                             (281,476)   (10,343,094)               --     (6,637,774)             --
       Class B                                             (113,682)    (4,446,241)               --     (2,464,991)             --
       Class C                                               (5,301)      (190,085)               --       (432,053)             --
       Class Y                                                   --             --                --       (106,463)             --
     Long-Term capital gain
       Class A                                                   --    (17,733,791)               --             --              --
       Class B                                                   --     (7,626,799)               --             --              --
       Class C                                                   --       (326,589)               --             --              --
       Class Y                                                   --             --                --             --              --
                                                      -------------  --------------    -------------  -------------  --------------
                                                           (400,459)   (40,666,599)               --     (9,641,281)             --
                                                      -------------  --------------    -------------  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE
     TRANSACTIONS                                       (27,056,007)    15,399,125        (5,263,049)   (38,558,890)     79,298,613
                                                      -------------  --------------    -------------  -------------  --------------
   Total increase (decrease) in net assets              (67,229,881)   (76,063,696)        1,013,692    (91,910,894)    100,232,751

   NET ASSETS
     Beginning of the period                            202,795,704    278,859,400        55,148,937    147,059,831      46,827,080
                                                      -------------  --------------    -------------  -------------  --------------
     End of the period                                $ 135,565,823  $ 202,795,704    $   56,162,629  $  55,148,937  $  147,059,831
                                                      =============  ==============    =============  =============  ==============
   UNDISTRIBUTED (OVERDISTRIBUTED) NET
     INVESTMENT INCOME                                $     (81,471) $     (31,167)   $           --  $     (14,411) $       (1,525)
                                                      =============  ==============    =============  =============  ==============

                See accompanying notes to financial statements.

                                       52

                                                            TARGETED EQUITY                  GROWTH AND INCOME
                                                                  FUND                             FUND
                                                      -----------------------------    -----------------------------

                                                             YEAR ENDED                       YEAR ENDED
                                                             DECEMBER 31,                     DECEMBER 31,
                                                          2001            2000             2001           2000
                                                      -------------- --------------    --------------  -------------
FROM OPERATIONS:
  Net investment income (loss)                     $  (5,293,911) $   13,575,437   $   (1,284,212) $  (1,289,466)
  Net realized gain (loss) on investments and       (117,503,746)     12,770,111      (63,368,674)   (28,022,955)
       foreign currency transactions
  Net change in unrealized appreciation
       (depreciation) on investments
        and foreign currency transactions           (127,041,857)   (118,691,383)      (4,879,802)   (15,665,445)
  Increase (decrease) in net assets resulting      -------------  -------------   --------------   -------------
        from operations                             (249,839,514)    (92,345,835)     (69,532,688)   (44,977,866)
                                                   -------------  -------------   --------------   -------------

FROM DISTRIBUTIONS TO
  SHAREHOLDERS:
  Net investment income
    Class A                                           (4,807,922)     (8,340,768)              --             --
    Class B                                             (386,970)       (147,789)              --             --
    Class C                                              (19,590)         (7,510)              --             --
    Class Y                                              (40,392)       (114,156)              --             --
  Short-Term capital gain
    Class A                                                   --     (69,759,990)              --     (9,846,335)
    Class B                                                   --      (5,294,878)              --     (5,698,512)
    Class C                                                   --        (269,344)              --       (657,800)
    Class Y                                                   --        (579,627)              --       (324,610)
  Long-Term capital gain
    Class A                                                   --     (87,836,685)              --             --
    Class B                                                   --      (6,863,634)              --             --
    Class C                                                   --        (337,586)              --             --
    Class Y                                                   --        (741,929)              --             --
                                                   --------------  --------------  --------------  -------------
                                                      (5,254,874)   (180,293,896)              --    (16,527,257)
                                                   --------------  --------------  --------------  -------------

INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE
     TRANSACTIONS                                   (180,783,920)   (218,727,513)     (62,483,375)   (86,001,450)
                                                   --------------  --------------   --------------  -------------
   Total increase (decrease) in net assets          (435,878,308)   (491,367,244)    (132,016,063)  (147,506,573)

   NET ASSETS
     Beginning of the period                       1,539,729,197   2,031,096,441      485,985,938    633,492,511

     End of the period                            --------------  --------------   --------------  -------------
                                                  $1,103,850,889  $1,539,729,197   $  353,969,875  $ 485,985,938
   UNDISTRIBUTED (OVERDISTRIBUTED) NET            ==============  =============    ==============  =============
     INVESTMENT INCOME
                                                  $     (257,957) $    5,486,267   $      (56,149) $     (37,026)
                                                  ==============  =============    ==============  =============

                                                                BALANCED                      LARGE CAP VALUE
                                                                  FUND                             FUND
                                                     -----------------------------    -----------------------------

                                                               YEAR ENDED                       YEAR ENDED
                                                                DECEMBER 31,                     DECEMBER 31,
                                                          2001           2000              2001           2000
                                                      -------------  --------------    -------------  --------------
   FROM OPERATIONS:
     Net investment income (loss)                     $   2,028,044  $   4,200,131    $       21,066  $     101,551
     Net realized gain (loss) on investments and
          foreign currency transactions                 (10,723,157)   (20,039,633)          644,900       (675,512)
     Net change in unrealized appreciation
          (depreciation) on investments
           and foreign currency transactions             (5,725,622)    (1,389,661)       (1,375,821)     1,684,729
                                                      -------------  -------------    --------------  -------------
     Increase (decrease) in net assets resulting        (14,420,735)   (17,229,163)         (709,855)     1,110,768
           from operations                            -------------  -------------    --------------  -------------

   FROM DISTRIBUTIONS TO
     SHAREHOLDERS:
     Net investment income
       Class A                                           (1,372,986)    (2,671,815)          (16,658)       (98,327)
       Class B                                             (185,032)      (324,462)           (7,435)       (14,783)
       Class C                                               (9,369)       (18,562)             (795)        (1,897)
       Class Y                                             (713,204)    (1,218,118)               --             --
     Short-Term capital gain
       Class A                                                   --             --                --             --
       Class B                                                   --             --                --             --
       Class C                                                   --             --                --             --
       Class Y                                                   --             --                --             --
     Long-Term capital gain
       Class A                                                   --        (15,553)               --             --
       Class B                                                   --         (6,046)               --             --
       Class C                                                   --           (308)               --             --
       Class Y                                                   --         (4,792)               --             --
                                                      --------------  -------------    --------------  -------------
                                                         (2,280,591)    (4,259,656)          (24,888)      (115,007)
                                                      --------------  -------------    --------------  -------------

INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE
     TRANSACTIONS                                        (4,896,033)   (92,677,754)        4,466,121     (6,117,119)
                                                      --------------  -------------    --------------  -------------
   Total increase (decrease) in net assets              (21,597,359)  (114,166,573)        3,731,378     (5,121,358)

   NET ASSETS
     Beginning of the period                            171,303,056    285,469,629        17,148,396     22,269,754
                                                      --------------  -------------    --------------  -------------
     End of the period                                $ 149,705,697  $ 171,303,056    $   20,879,774  $  17,148,396
                                                      ==============  =============    ==============  =============
   UNDISTRIBUTED (OVERDISTRIBUTED) NET
     INVESTMENT INCOME                                $     (83,993) $       7,469    $       (8,052) $       6,101
                                                      ==============  =============    ==============  =============

(1) Financial information for Kobrick Growth Fund which was reorganized into CDC Nvest Large Cap Growth Fund on November 16, 2001.

                                                                                      JURIKA & VOYLES
                                                     MID CAP GROWTH                   RELATIVE VALUE                       SELECT
                                                          FUND*                          FUND (1)                           FUND*
                                                     --------------    --------------------------------------------    -------------
                                                     FOR THE PERIOD    FOR THE PERIOD                                 FOR THE PERIOD
                                                     MARCH 15, 2001     JULY 1, 2001                                 MARCH 15, 2001
                                                         THROUGH           THROUGH              YEAR ENDED                 THROUGH
                                                      DECEMBER 31,      DECEMBER 31,             JUNE 30,               DECEMBER 31,
                                                          2001              2001           2001            2000             2001
                                                     --------------    -------------  --------------  -------------    -------------
   FROM OPERATIONS:
     Net investment income (loss)                     $     (88,643) $     (26,991)   $      (54,726) $      (1,964) $     (332,025)
     Net realized gain (loss) on
        investments and foreign currency transactions    (2,679,179)       585,808         3,092,815      3,909,122       1,480,080)
     Net change in unrealized appreciation
        (depreciation) on investments and foreign
        currency transactions                               745,676     (1,803,428)       (1,509,676)    (1,533,508)      5,941,591
                                                     --------------    -------------  --------------  -------------    -------------
     Increase (decrease) in net assets resulting
        from operations                                  (2,022,146)    (1,244,611)        1,528,413      2,373,650       4,129,486
                                                     --------------    -------------  --------------  -------------    -------------

   FROM DISTRIBUTIONS TO
     SHAREHOLDERS:
     Net investment income
       Class A                                                   --             --                --             --              --
       Class B                                                   --             --                --             --              --
       Class C                                                   --             --                --             --              --
       Class Y                                                   --             --                --        (84,879)             --
     Short-Term capital gain
       Class A                                                   --        (33,244)               --             --              --
       Class B                                                   --             (1)               --             --              --
       Class C                                                   --             (1)               --             --              --
       Class Y                                                   --       (673,333)       (2,360,046)      (974,823)             --
     Long-Term capital gain
       Class A                                                   --       (122,465)               --             --              --
       Class B                                                   --             (1)               --             --              --
       Class C                                                   --             (1)               --             --              --
       Class Y                                                   --     (2,480,458)       (1,661,038)            --              --
                                                     --------------  -------------    --------------  -------------    -------------
                                                                 --     (3,309,504)       (4,021,084)    (1,059,702)              --
                                                     --------------    -------------  --------------  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE
     TRANSACTIONS                                        12,376,479      2,777,668         2,024,688    (10,072,019)    138,934,130
                                                     --------------  -------------    --------------  -------------    -------------
  Total increase (decrease) in net assets                10,354,333     (1,776,447)         (467,983)    (8,758,071)    143,063,616

   NET ASSETS
     Beginning of the period                                     --     29,087,092        29,555,075     38,313,146              --
                                                     --------------  -------------    --------------  -------------    -------------
     End of the period                                $  10,354,333  $  27,310,645    $   29,087,092  $  29,555,075  $  143,063,616
                                                     ==============  =============    ==============  =============    =============

   UNDISTRIBUTED (OVERDISTRIBUTED) NET
     INVESTMENT INCOME                                $      (6,148) $          --    $        1,073  $       2,090  $      (44,233)
                                                     ==============  =============    ==============  =============    =============

                 See accompanying notes to financial statements.

                                       54

                                                                     JURIKA & VOYLES
                                                                    SMALL CAP GROWTH                       INTERNATIONAL EQUITY
                                                                        FUND (2)                                   FUND
                                                      ---------------------------------------------   -----------------------------
                                                      FOR THE PERIOD
                                                       JULY 1, 2001
                                                          THROUGH              YEAR ENDED                       YEAR ENDED
                                                       DECEMBER 31,             JUNE 30,                       DECEMBER 31,
                                                           2001            2001             2000           2001              2000
                                                       ------------- --------------  --------------   --------------  -------------
FROM OPERATIONS:
  Net investment income (loss)                        $    (152,998) $    (382,351)   $     (391,388) $    (691,281) $   (1,396,809)
  Net realized gain (loss) on                            (6,725,182)     1,142,239         8,129,566    (19,852,972)      3,406,865
    investments and foreign currency transactions
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency transactions                                   829,380     (6,860,499)        4,637,086     (1,578,874)    (42,495,629)
  Increase (decrease) in net assets resulting
    from operations                                   -------------  -------------    --------------  -------------    -------------
                                                         (6,048,800)    (6,100,611)       12,375,264    (22,123,127)    (40,485,573)
                                                      -------------  -------------    --------------  -------------    -------------
FROM DISTRIBUTIONS TO
  SHAREHOLDERS:
  Net investment income
    Class A                                                      --             --                --             --        (558,378)
    Class B                                                      --             --                --             --        (292,183)
    Class C                                                      --             --                --             --         (40,426)
    Class Y                                                      --             --                --             --        (115,432)
  Short-Term capital gain
    Class A                                                      --             --                --             --      (3,095,952)
    Class B                                                      --             --                --             --      (1,639,114)
    Class C                                                      --             --                --             --        (234,074)
    Class Y                                                (100,347)    (5,422,734)               --             --        (640,874)
  Long-Term capital gain
    Class A                                                      --             --                --             --      (1,680,769)
    Class B                                                      --             --                --             --        (902,864)
    Class C                                                      --             --                --             --        (139,135)
    Class Y                                                (113,581)      (520,505)               --             --        (346,865)
                                                      -------------  -------------    --------------  -------------   -------------
                                                           (213,928)    (5,943,239)               --             --      (9,686,066)
                                                      -------------  -------------    --------------  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE
     TRANSACTIONS                                         5,360,387        445,645           214,012    (18,558,412)     39,656,764
                                                      -------------  -------------    --------------  -------------   -------------
   Total increase (decrease) in net assets                 (902,341)   (11,598,205)       12,589,276    (40,681,539)    (10,514,875)

   NET ASSETS
     Beginning of the period                             31,575,227     43,173,432        30,584,156    101,435,263     111,950,138
                                                      -------------  -------------    --------------  -------------    -------------
     End of the period                                $  30,672,886  $  31,575,227    $   43,173,432  $  60,753,724  $  101,435,263
                                                      =============  =============    ==============  =============    =============

   UNDISTRIBUTED (OVERDISTRIBUTED) NET
     INVESTMENT INCOME                                $      (4,457) $       4,201    $        3,900  $     (82,940) $      (29,010)
                                                      =============  =============    ==============  =============    =============

*   The Mid Cap Growth Fund and Select Fund commenced operations on March 15,
    2001.

(1) Financial information for Jurika & Voyles Value+Growth Fund which was reorganized into CDC Nvest Jurika & Voyles Relative Value Fund on November 30, 2001.
(2) Financial information for Jurika & Voyles Small-Cap Fund which was reorganized into CDC Nvest Jurika & Voyles Small Cap Growth Fund on November 30, 2001.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                   INCOME (LOSS) FROM INVESTMENT OPERATIONS:             LESS DISTRIBUTIONS:
                                   ----------------------------------------       ---------------------------------
                          NET ASSET
                            VALUE,        NET       NET REALIZED                    DIVIDENDS DISTRIBUTIONS
                          BEGINNING    INVESTMENT  AND UNREALIZED   TOTAL FROM        FROM      FROM NET
                              OF        INCOME     GAIN (LOSS) ON   INVESTMENT         NET      REALIZED   RETURN OF
                          THE PERIOD  (LOSS) (d)   INVESTMENTS      OPERATIONS     INVESTMENT   CAPITAL     CAPITAL       TOTAL
                                                                                     INCOME      GAINS                DISTRIBUTIONS
                          ---------  -----------   ----------      -------------   ----------  ------------ --------- -------------
CAPITAL GROWTH FUND
    CLASS A
  12/31/2001                $15.04      $(0.13)      $(2.95)      $(3.08)          $  --        $(0.03)    $  --         $(0.03)
  12/31/2000                 22.86       (0.18)       (4.14)       (4.32)             --         (3.50)       --          (3.50)
  12/31/1999                 20.67       (0.13)        5.05         4.92              --         (2.73)       --          (2.73)
  12/31/1998                 19.95       (0.13)        5.18         5.05              --         (4.33)       --          (4.33)
  12/31/1997                 19.27       (0.18)        3.43         3.25              --         (2.57)       --          (2.57)
    CLASS B
  12/31/2001                 13.47       (0.20)       (2.63)       (2.83)             --         (0.03)       --          (0.03)
  12/31/2000                 21.06       (0.32)       (3.77)       (4.09)             --         (3.50)       --          (3.50)
  12/31/1999                 19.37       (0.27)        4.69         4.42              --         (2.73)       --          (2.73)
  12/31/1998                 19.10       (0.27)        4.87         4.60              --         (4.33)       --          (4.33)
  12/31/1997                 18.74       (0.32)        3.25         2.93              --         (2.57)       --          (2.57)
    CLASS C
  12/31/2001                 13.47       (0.20)       (2.64)       (2.84)             --         (0.03)       --          (0.03)
  12/31/2000                 21.06       (0.32)       (3.77)       (4.09)             --         (3.50)       --          (3.50)
  12/31/1999                 19.37       (0.27)        4.69         4.42              --         (2.73)       --          (2.73)
  12/31/1998                 19.11       (0.27)        4.86         4.59              --         (4.33)       --          (4.33)
  12/31/1997                 18.74       (0.34)        3.28         2.94              --         (2.57)       --          (2.57)

LARGE CAP GROWTH FUND*
    CLASS A
   12/31/2001(f)            $12.39      $(0.02)      $ 1.47       $ 1.45           $  --        $   --     $  --         $   --
    9/30/2001                21.67       (0.05)       (7.87)       (7.92)             --         (1.36)       --          (1.36)
    9/30/2000                15.41       (0.13)        6.39         6.26              --            --        --             --
    9/30/1999                10.32       (0.08)        5.17(k)      5.09            0.00(e)         --        --           0.00(e)
    9/30/1998(g)             10.00        0.00(e)      0.32         0.32              --            --        --             --
    CLASS B
   12/31/2001(f)             12.22       (0.04)        1.44         1.40              --            --        --             --
    9/30/2001                21.53       (0.17)       (7.78)       (7.95)             --         (1.36)       --          (1.36)
    9/30/2000(h)             16.21       (0.26)        5.58         5.32              --            --        --             --
    CLASS C
   12/31/2001(f)             12.22       (0.04)        1.44         1.40              --            --        --             --
    9/30/2001                21.54       (0.17)       (7.79)       (7.96)             --         (1.36)       --          (1.36)
    9/30/2000(h)             16.21       (0.26)        5.59         5.33              --            --        --             --
    CLASS Y
   12/31/2001(f)             12.46       (0.01)        1.48         1.47              --            --        --             --
    9/30/2001                21.73       (0.01)       (7.90)       (7.91)             --         (1.36)       --          (1.36)
    9/30/2000(h)             16.21       (0.06)        5.58         5.52              --            --        --             --

                See accompanying notes to financial statements.

                                       56

                                                                                RATIOS TO AVERAGE NET ASSETS:
                                                                         ------------------------------------------
                            NET ASSET                     NET ASSETS,                    EXPENSES
                             VALUE,          TOTAL          END OF                     AFTER EXPENSE  NET INVESTMENT    PORTFOLIO
                             END OF         RETURN        THE PERIOD      EXPENSES      REDUCTIONS    INCOME (LOSS)     TURNOVER
                           THE PERIOD       (%) (a)          (000)         (%) (b)       (%)(b)(c)        (%) (b)       RATE (%)
                          -----------     -----------    -----------     -----------    -----------    -------------   -----------
CAPITAL GROWTH FUND
    CLASS A
  12/31/2001                 $11.93         (20.5)      $  98,412            1.62           1.58           (0.99)          90
  12/31/2000                  15.04         (19.5)        143,425            1.40           1.37           (0.80)         118
  12/31/1999                  22.86          24.7         200,821            1.39           1.39           (0.61)         124
  12/31/1998                  20.67          29.0         175,511            1.46           1.46           (0.62)         136
  12/31/1997                  19.95          17.2         149,734            1.45           1.45           (0.87)          48
    CLASS B
  12/31/2001                  10.61         (21.0)         35,409            2.37           2.33           (1.74)          90
  12/31/2000                  13.47         (20.1)         56,884            2.15           2.12           (1.55)         118
  12/31/1999                  21.06          23.8          74,774            2.14           2.14           (1.36)         124
  12/31/1998                  19.37          28.2          57,796            2.21           2.21           (1.37)         136
  12/31/1997                  19.10          15.9          45,546            2.20           2.20           (1.62)          48
    CLASS C
  12/31/2001                  10.60         (21.1)          1,745            2.37           2.33           (1.74)          90
  12/31/2000                  13.47         (20.1)          2,487            2.15           2.12           (1.55)         118
  12/31/1999                  21.06          23.8           3,110            2.14           2.14           (1.36)         124
  12/31/1998                  19.37          28.1           1,609            2.21           2.21           (1.37)         136
  12/31/1997                  19.11          15.9             979            2.20           2.20           (1.62)          48

LARGE CAP GROWTH FUND*
    CLASS A
  12/31/2001(f)              $13.84          11.7(i)    $  27,873            1.40(j)        1.36(j)        (0.56)          27
   9/30/2001                  12.39         (38.5)(i)      27,668            1.40(j)        1.19(j)        (0.27)         724
   9/30/2000                  21.67          40.6(i)      103,087            1.40(j)        1.29(j)        (0.62)         826
   9/30/1999                  15.41          49.4(i)       46,827            1.40(j)        1.40(j)        (0.55)         632
   9/30/1998(g)               10.32           3.2(i)        1,054            1.40(j)        1.40(j)         0.32           11
   CLASS B
  12/31/2001(f)               13.62          11.5(i)       24,087            2.15(j)        2.11(j)        (1.31)          27
   9/30/2001                  12.22         (38.9)(i)      22,811            2.15(j)        1.98(j)        (1.04)         724
   9/30/2000(h)               21.53          32.8(i)       35,680            2.15(j)        1.99(j)        (1.30)         826
   CLASS C
  12/31/2001(f)               13.62          11.5(i)        3,007            2.15(j)        2.11(j)        (1.33)          27
   9/30/2001                  12.22         (38.9)(i)       3,419            2.15(j)        1.98(j)        (1.04)         724
   9/30/2000(h)               21.54          32.9(i)        6,546            2.15(j)        2.01(j)        (1.32)         826
   CLASS Y
  12/31/2001(f)               13.93          11.8(i)        1,196            1.15(j)        1.11(j)        (0.32)          27
   9/30/2001                  12.46         (38.3)(i)       1,251            1.15(j)        0.98(j)        (0.06)         724
   9/30/2000(h)               21.73          34.1(i)        1,746            1.15(j)        0.95(j)        (0.28)         826

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class A shares, Class B shares, Class C shares and Class Y shares which were reorganized into Class A shares, Class B shares, Class C shares and Class Y shares of Large Cap Growth Fund, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick funds LLC until July 1, 2001 and had a September 30 fiscal year end.
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Amount rounds to less than $0.01 per share.
(f) For the three months ended December 31, 2001.
(g) For the period September 1, 1998 (inception) through September 30, 1998.
(h) For the period October 29, 1999 (inception) through September 30, 2000.
(i) Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(j) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(k) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                     INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                     ----------------------------------------  -----------------------------------------------
                           NET ASSET
                            VALUE,        NET     NET REALIZED                DIVIDENDS  DISTRIBUTIONS
                           BEGINNING  INVESTMENT AND UNREALIZED  TOTAL FROM   FROM NET      FROM NET
                              OF        INCOME   GAIN (LOSS) ON  INVESTMENT  INVESTMENT    REALIZED      RETURN OF    TOTAL
                          THE PERIOD    (LOSS)     INVESTMENTS   OPERATIONS    INCOME     CAPITAL GAINS  CAPITAL   DISTRIBUTIONS
                          ---------  ----------- -------------- ------------  ---------- --------------  --------- -------------
TARGETED EQUITY FUND
    CLASS A
  12/31/2001               $  9.36      $(0.03)(d)   $(1.49)     $(1.52)       $(0.03)   $    --          $    --     $(0.03)
  12/31/2000                 11.00        0.09(d)     (0.60)      (0.51)        (0.06)     (1.07)              --      (1.13)
  12/31/1999                 11.36        0.02         1.57        1.59            --      (1.95)              --      (1.95)
  12/31/1998                 10.41        0.08(d)      3.00        3.08         (0.10)     (1.67)           (0.36)     (2.13)
  12/31/1997                 11.63        0.01         2.79        2.80            --      (4.02)              --      (4.02)
    CLASS B
  12/31/2001                  9.02       (0.09)(d)    (1.43)      (1.52)        (0.03)        --               --      (0.03)
  12/31/2000                 10.67        0.01(d)     (0.58)      (0.57)        (0.01)     (1.07)              --      (1.08)
  12/31/1999                 11.15       (0.05)        1.52        1.47            --      (1.95)              --      (1.95)
  12/31/1998                 10.32        0.00(d)(e)   2.95        2.95         (0.06)     (1.67)           (0.39)     (2.12)
  12/31/1997(f)              12.47       (0.07)        1.94        1.87            --      (4.02)              --      (4.02)
    CLASS C
  12/31/2001                  9.02       (0.09)(d)    (1.43)      (1.52)        (0.03)        --               --      (0.03)
  12/31/2000                 10.67        0.01(d)     (0.58)      (0.57)        (0.01)     (1.07)              --      (1.08)
  12/31/1999                 11.15       (0.05)        1.52        1.47            --      (1.95)              --      (1.95)
  12/31/1998(g)              11.18        0.00(d)(e)   2.09        2.09         (0.06)     (1.67)           (0.39)     (2.12)
    CLASS Y
  12/31/2001                  9.37        0.01(d)     (1.50)      (1.49)        (0.03)        --               --      (0.03)
  12/31/2000                 11.01        0.12(d)     (0.60)      (0.48)        (0.09)     (1.07)              --      (1.16)
  12/31/1999(h)              11.94        0.03         0.99        1.02            --      (1.95)              --      (1.95)

GROWTH AND INCOME FUND
    CLASS A
  12/31/2001               $ 13.79      $(0.01)(d)   $(2.00)     $(2.01)       $   --    $    --          $    --     $   --
  12/31/2000                 15.33        0.01(d)     (1.09)      (1.08)           --      (0.46)              --      (0.46)
  12/31/1999                 16.57        0.08         1.40        1.48         (0.06)     (2.66)              --      (2.72)
  12/31/1998                 15.35        0.04         3.29        3.33         (0.01)     (2.10)              --      (2.11)
  12/31/1997                 13.87        0.07(d)      4.40        4.47         (0.06)     (2.93)              --      (2.99)
    CLASS B
  12/31/2001                 13.40       (0.10)(d)    (1.93)      (2.03)           --         --               --         --
  12/31/2000                 15.03       (0.10)(d)    (1.07)      (1.17)           --      (0.46)              --      (0.46)
  12/31/1999                 16.37       (0.04)        1.36        1.32            --      (2.66)              --      (2.66)
  12/31/1998                 15.28       (0.05)        3.24        3.19            --      (2.10)              --      (2.10)
  12/31/1997                 13.87       (0.05)(d)     4.40        4.35         (0.01)     (2.93)              --      (2.94)
    CLASS C
  12/31/2001                 13.38       (0.10)(d)    (1.92)      (2.02)           --         --               --         --
  12/31/2000                 15.01       (0.10)(d)    (1.07)      (1.17)           --      (0.46)              --      (0.46)
  12/31/1999                 16.35       (0.04)        1.36        1.32            --      (2.66)              --      (2.66)
  12/31/1998                 15.28       (0.04)        3.21        3.17            --      (2.10)              --      (2.10)
  12/31/1997                 13.85       (0.05)(d)     4.42        4.37         (0.01)     (2.93)              --      (2.94)
    CLASS Y
  12/31/2001                 13.87        0.06(d)     (2.00)      (1.94)           --         --               --         --
  12/31/2000                 15.36        0.07(d)     (1.10)      (1.03)           --      (0.46)              --      (0.46)
  12/31/1999                 16.57        0.02         1.51        1.53         (0.08)     (2.66)              --      (2.74)
  12/31/1998(i)              15.42        0.02         1.22        1.24         (0.02)     (0.07)              --      (0.09)

                See accompanying notes to financial statements.

                                       58

                                                                             RATIOS TO AVERAGE NET ASSETS:
                                                                        ------------------------------------------
                              NET ASSET                     NET ASSETS,                    EXPENSES
                               VALUE,          TOTAL          END OF                     AFTER EXPENSE  NET INVESTMENT    PORTFOLIO
                               END OF         RETURN        THE PERIOD      EXPENSES      REDUCTIONS    INCOME (LOSS)     TURNOVER
                             THE PERIOD       (%) (a)          (000)         (%) (b)      (%) (b) (c)       (%) (b)       RATE (%)
                            -----------     -----------    -----------     -----------    -----------    -----------     -----------
TARGETED EQUITY FUND
    CLASS A
  12/31/2001                  $  7.81         (16.2)     $1,012,161            1.38           1.35           (0.39)         243
  12/31/2000                     9.36          (4.6)      1,413,685            1.18           1.16            0.83          266
  12/31/1999                    11.00          15.2       1,871,138            1.12           1.12            0.23          206
  12/31/1998                    11.36          33.4       1,825,107            1.12           1.12            0.74          202
  12/31/1997                    10.41          23.5       1,459,747            1.12           1.12            0.08          214
    CLASS B
  12/31/2001                     7.47         (16.8)         78,744            2.13           2.10           (1.14)         243
  12/31/2000                     9.02          (5.2)        107,594            1.93           1.91            0.08          266
  12/31/1999                    10.67          14.4         135,786            1.87           1.87           (0.52)         206
  12/31/1998                    11.15          32.4          75,444            1.87           1.87           (0.01)         202
  12/31/1997(f)                 10.32          14.4          17,757            1.87           1.87           (0.67)         214
    CLASS C
  12/31/2001                     7.47         (16.8)          4,162            2.13           2.10           (1.14)         243
  12/31/2000                     9.02          (5.2)          5,830            1.93           1.91            0.08          266
  12/31/1999                    10.67          14.4           8,754            1.87           1.87           (0.52)         206
  12/31/1998(g)                 11.15          22.2           2,030            1.87           1.87           (0.01)         202
    CLASS Y
  12/31/2001                     7.85         (15.9)          8,785            0.87           0.83            0.13          243
  12/31/2000                     9.37          (4.2)         12,260            0.85           0.83            1.16          266
  12/31/1999(h)                 11.01           9.7          15,418            0.87           0.87            0.48          206

GROWTH AND INCOME FUND
    CLASS A
  12/31/2001                  $ 11.78         (14.6)     $  211,138            1.46           1.41           (0.05)         154
  12/31/2000                    13.79          (7.3)        290,714            1.31           1.28            0.04          139
  12/31/1999                    15.33           9.5         375,676            1.21           1.21            0.48          133
  12/31/1998                    16.57          23.9         304,139            1.23           1.23            0.33          114
  12/31/1997                    15.35          33.4         220,912            1.25           1.25            0.46          103
    CLASS B
  12/31/2001                    11.37         (15.1)        120,361            2.21           2.16           (0.80)         154
  12/31/2000                    13.40          (8.1)        165,767            2.06           2.03           (0.71)         139
  12/31/1999                    15.03           8.6         216,457            1.96           1.96           (0.27)         133
  12/31/1998                    16.37          23.1         153,369            1.98           1.98           (0.42)         114
  12/31/1997                    15.28          32.4          81,066            2.00           2.00           (0.29)         103
    CLASS C
  12/31/2001                    11.36         (15.1)         10,553            2.21           2.16           (0.80)         154
  12/31/2000                    13.38          (8.1)         19,373            2.06           2.03           (0.71)         139
  12/31/1999                    15.01           8.6          26,983            1.96           1.96           (0.27)         133
  12/31/1998                    16.35          22.9          18,288            1.98           1.98           (0.42)         114
  12/31/1997                    15.28          32.6           6,735            2.00           2.00           (0.29)         103
    CLASS Y
  12/31/2001                    11.93         (14.0)         11,918            0.91           0.87            0.52          154
  12/31/2000                    13.87          (7.0)         10,131            0.87           0.84            0.48          139
  12/31/1999                    15.36           9.8          14,377            0.96           0.96           (0.73)         133
  12/31/1998(i)                 16.57           8.1               1            0.98           0.98            0.58          114


(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Amount rounds to less than $0.01 per share.
(f) For the period February 28, 1997 (inception) through December 31, 1997.
(g) For the period September 1, 1998 (inception) through December 31, 1998.
(h) For the period June 30, 1999 (inception) through December 31, 1999.
(i) For the period November 18, 1998 (inception) through December 31, 1998.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                   INCOME (LOSS) FROM INVESTMENT OPERATIONS:           LESS DISTRIBUTIONS:
                                   ----------------------------------------     -----------------------------------------

                          NET ASSET
                            VALUE,        NET     NET REALIZED                  DIVIDENDS    DISTRIBUTIONS
                          BEGINNING   INVESTMENT AND UNREALIZED  TOTAL FROM       FROM          FROM NET
                              OF        INCOME   GAIN (LOSS) ON INVESTMENT   NET INVESTMENT     REALIZED     RETURN OF    TOTAL
                          THE PERIOD    (LOSS)     INVESTMENTS   OPERATIONS       INCOME      CAPITAL GAINS   CAPITAL  DISTRIBUTIONS
                          ---------  -----------   ----------    ----------  --------------   ----------    ---------    ----------
BALANCED FUND
    CLASS A
  12/31/2001(j)             $10.70       $0.15(d)    $(1.12)       $(0.97)         $(0.16)     $    --       $  --         $(0.16)
  12/31/2000                 11.69        0.23        (0.98)        (0.75)          (0.24)        0.00(e)       --          (0.24)
  12/31/1999                 13.52        0.32        (0.82)        (0.50)          (0.32)       (1.01)         --          (1.33)
  12/31/1998                 14.25        0.33         0.74          1.07           (0.32)       (1.48)         --          (1.80)
  12/31/1997                 13.94        0.33         2.05          2.38           (0.33)       (1.74)         --          (2.07)
    CLASS B
  12/31/2001(j)              10.68        0.07(d)     (1.11)        (1.04)          (0.05)          --          --          (0.05)
  12/31/2000                 11.58        0.16        (0.99)        (0.83)          (0.07)        0.00(e)       --          (0.07)
  12/31/1999                 13.40        0.21        (0.80)        (0.59)          (0.22)       (1.01)         --          (1.23)
  12/31/1998                 14.15        0.21         0.74          0.95           (0.22)       (1.48)         --          (1.70)
  12/31/1997                 13.86        0.23         2.03          2.26           (0.23)       (1.74)         --          (1.97)
    CLASS C
  12/31/2001(j)              10.63        0.07(d)     (1.11)        (1.04)          (0.05)          --          --          (0.05)
  12/31/2000                 11.53        0.16        (0.99)        (0.83)          (0.07)        0.00(e)       --          (0.07)
  12/31/1999                 13.35        0.21        (0.80)        (0.59)          (0.22)       (1.01)         --          (1.23)
  12/31/1998                 14.10        0.21         0.74          0.95           (0.22)       (1.48)         --          (1.70)
  12/31/1997                 13.82        0.23         2.02          2.25           (0.23)       (1.74)         --          (1.97)
    CLASS Y
  12/31/2001(j)              10.62        0.21(d)     (1.12)        (0.91)          (0.26)          --          --          (0.26)
  12/31/2000                 11.71        0.28        (0.98)        (0.70)          (0.39)        0.00(e)       --          (0.39)
  12/31/1999                 13.54        0.36        (0.81)        (0.45)          (0.37)       (1.01)         --          (1.38)
  12/31/1998                 14.27        0.39         0.74          1.13           (0.38)       (1.48)         --          (1.86)
  12/31/1997                 13.95        0.40         2.06          2.46           (0.40)       (1.74)         --          (2.14)

LARGE CAP VALUE FUND
    CLASS A
  12/31/2001                $18.49       $0.09(d)    $(0.74)       $(0.65)         $(0.03)     $    --       $  --         $(0.03)
  12/31/2000                 17.16        0.16(d)      1.37          1.53           (0.20)          --          --          (0.20)
  12/31/1999                 17.62        0.17        (0.51)        (0.34)          (0.12)        0.00(e)       --          (0.12)
  12/31/1998                 17.59        0.26(d)      0.20(f)       0.46           (0.26)       (0.17)         --          (0.43)
  12/31/1997                 15.15        0.25         3.15          3.40           (0.26)       (0.70)         --          (0.96)
    CLASS B
  12/31/2001                 18.46       (0.05)(d)    (0.73)        (0.78)          (0.01)          --          --          (0.01)
  12/31/2000                 17.10        0.04(d)      1.35          1.39           (0.03)          --          --          (0.03)
  12/31/1999                 17.62        0.03        (0.50)        (0.47)          (0.05)        0.00(e)       --          (0.05)
  12/31/1998                 17.59        0.13(d)      0.20(f)       0.33           (0.13)       (0.17)         --          (0.30)
  12/31/1997(i)              17.06        0.03         0.60          0.63           (0.04)       (0.06)         --          (0.10)
    CLASS C
  12/31/2001                 18.48       (0.05)(d)    (0.74)        (0.79)          (0.01)          --          --          (0.01)
  12/31/2000                 17.11        0.04(d)      1.36          1.40           (0.03)          --          --          (0.03)
  12/31/1999                 17.63        0.03        (0.50)        (0.47)          (0.05)        0.00(e)       --          (0.05)
  12/31/1998                 17.59        0.13(d)      0.21(f)       0.34           (0.13)       (0.17)         --          (0.30)
  12/31/1997(i)              17.06        0.03         0.60          0.63           (0.04)       (0.06)         --          (0.10)

                See accompanying notes to financial statements.

                                       60

                                                                               RATIOS TO AVERAGE NET ASSETS:
                                                                         ------------------------------------------
                            NET ASSET                     NET ASSETS,                    EXPENSES
                             VALUE,          TOTAL          END OF                     AFTER EXPENSE  NET INVESTMENT    PORTFOLIO
                             END OF         RETURN        THE PERIOD      EXPENSES      REDUCTIONS    INCOME (LOSS)     TURNOVER
                           THE PERIOD       (%) (a)          (000)         (%) (b)      (%) (b) (c)       (%) (b)       RATE (%)
                          -----------     -----------    -----------     -----------    -----------    -----------     -----------
BALANCED FUND
    CLASS A
  12/31/2001(j)             $  9.57          (9.1)      $  74,802            1.75           1.73            1.48          190
  12/31/2000                  10.70          (6.4)        100,993            1.56           1.52            2.08          133
  12/31/1999                  11.69          (3.8)        167,943            1.33           1.33            2.30           61
  12/31/1998                  13.52           8.2         222,866            1.30           1.30            2.25           81
  12/31/1997                  14.25          17.5         233,421            1.29           1.29            2.25           69
    CLASS B
  12/31/2001(j)                9.59          (9.7)         28,562            2.50           2.47            0.73          190
  12/31/2000                  10.68          (7.2)         39,548            2.31           2.27            1.33          133
  12/31/1999                  11.58          (4.4)         65,492            2.08           2.08            1.55           61
  12/31/1998                  13.40           7.3          84,255            2.05           2.05            1.50           81
  12/31/1997                  14.15          16.7          76,558            2.04           2.04            1.50           69
    CLASS C
  12/31/2001(j)                9.54          (9.8)          1,392            2.50           2.47            0.73          190
  12/31/2000                  10.63          (7.2)          2,022            2.31           2.27            1.33          133
  12/31/1999                  11.53          (4.5)          4,454            2.08           2.08            1.55           61
  12/31/1998                  13.35           7.3           5,480            2.05           2.05            1.50           81
  12/31/1997                  14.10          16.6           4,596            2.04           2.04            1.50           69
    CLASS Y
  12/31/2001(j)                9.45          (8.6)(h)      44,949            1.13(g)        1.10(g)         2.10          190
  12/31/2000                  10.62          (6.0)         28,740            1.02           0.97            2.63          133
  12/31/1999                  11.71          (3.3)         47,130            0.93           0.93            2.68           61
  12/31/1998                  13.54           8.6          73,212            0.90           0.90            2.65           81
  12/31/1997                  14.27          18.1          85,620            0.88           0.88            2.66           69

LARGE CAP VALUE FUND
    CLASS A
  12/31/2001                 $17.81          (3.5)(h)     $10,185            1.50(g)        1.46(g)         0.49           31
  12/31/2000                  18.49           9.0(h)        8,510            1.50(g)        1.47(g)         0.96           31
  12/31/1999                  17.16          (1.9)(h)      11,291            1.50(g)        1.50(g)         0.94           93
  12/31/1998                  17.62           2.7(h)       17,839            1.50(g)        1.50(g)         1.48           61
  12/31/1997                  17.59          22.6(h)       14,681            1.50(g)        1.50(g)         1.76           33
    CLASS B
  12/31/2001                  17.67          (4.2)(h)       9,911            2.25(g)        2.21(g)        (0.26)          31
  12/31/2000                  18.46           8.2(h)        7,839            2.25(g)        2.22(g)         0.21           31
  12/31/1999                  17.10          (2.7)(h)       9,643            2.25(g)        2.25(g)         0.19           93
  12/31/1998                  17.62           2.0(h)       16,623            2.25(g)        2.25(g)         0.73           61
  12/31/1997(i)               17.59           3.7(h)        9,375            2.25(g)        2.25(g)         1.01           33
    CLASS C
  12/31/2001                  17.68          (4.3)(h)         783            2.25(g)        2.21(g)        (0.25)          31
  12/31/2000                  18.48           8.2(h)          799            2.25(g)        2.22(g)         0.21           31
  12/31/1999                  17.11          (2.7)(h)       1,336            2.25(g)        2.25(g)         0.19           93
  12/31/1998                  17.63           2.0(h)        2,101            2.25(g)        2.25(g)         0.73           61
  12/31/1997(i)               17.59           3.7(h)        1,596            2.25(g)        2.25(g)         1.01           33

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Amount rounds to less than $0.01 per share.
(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) for the period ended December 31, 1998, due to the timing of purchases and redemptioms of Fund shares in relation to fluctuating market values of the investments of the Fund.
(g) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(h) Had certain expenses not been reduced during the period total return would have been lower.
(i) For the period September 15, 1997 (inception) through December 31, 1997.
(j) As required, effective January 1, 2001, the Balanced Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01 and increase net realized and unrealized gains and losses per share by $0.01 for Class A, Class B, Class C and Class Y. The effect of this change also was to decrease the ratio of net investment income to average net assets from 1.56% to 1.48% for Class A, from 0.81% to 0.73% for Class B, from 0.81% to 0.73% for Class C and from 2.18% to 2.10% for Class
    Y. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                        INCOME (LOSS) FROM INVESTMENT OPERATIONS:
                                       ------------------------------------------

                          NET ASSET
                            VALUE,         NET        NET REALIZED
                          BEGINNING     INVESTMENT   AND UNREALIZED     TOTAL FROM
                              OF         INCOME      GAIN (LOSS) ON     INVESTMENT
                          THE PERIOD     (LOSS)       INVESTMENTS       OPERATIONS
                          ----------   ----------    --------------   -------------

MID CAP GROWTH FUND
    CLASS A
 12/31/2001(f)              $10.00      $(0.09)(d)      $(1.76)           $(1.85)
    CLASS B
 12/31/2001(f)               10.00       (0.14)(d)       (1.75)            (1.89)
    CLASS C
 12/31/2001(f)               10.00       (0.14)(d)       (1.75)            (1.89)

JURIKA & VOYLES
RELATIVE VALUE FUND
    CLASS A
 12/31/2001(i)              $14.29      $   --          $ 0.50            $ 0.50
    CLASS B
 12/31/2001(i)               14.29          --            0.50              0.50
    CLASS C
 12/31/2001(i)               14.29          --            0.50              0.50
   CLASS Y*
 12/31/2001(g)               15.49       (0.01)          (0.70)            (0.71)
   6/30/2001                 16.94       (0.03)           0.97              0.94
   6/30/2000                 16.06        0.00 (j)        1.41              1.41
   6/30/1999                 16.20        0.03            0.82              0.85
   6/30/1998                 16.27        0.01            1.77              1.78
   6/30/1997                 13.69        0.10            4.03              4.13

SELECT FUND
    CLASS A
      2001(f)               $10.00      $(0.01)(d)      $ 0.97            $ 0.96
    CLASS B
      2001(f)                10.00       (0.07)(d)        0.97              0.90
    CLASS C
      2001(f)                10.00       (0.07)(d)        0.97              0.90

JURIKA & VOYLES
SMALL CAP GROWTH FUND
    CLASS A
 12/31/2001(i)              $12.56      $(0.01)(d)      $ 0.49            $ 0.48
    CLASS B
 12/31/2001(i)               12.56       (0.02)(d)        0.49              0.47
    CLASS C
 12/31/2001(i)               12.56       (0.02)(d)        0.50              0.48
   CLASS Y**
 12/31/2001(g)               16.48       (0.08)(d)       (3.20)            (3.28)
   6/30/2001                 23.62       (0.20)          (3.36)            (3.56)
   6/30/2000                 16.13       (0.21)           7.70              7.49
   6/30/1999                 19.10       (0.14)          (0.93)            (1.07)
   6/30/1998                 21.83       (0.17)           2.40              2.23
   6/30/1997                 18.39       (0.01)           4.04              4.03

                                              LESS DISTRIBUTIONS:
                           -----------------------------------------------------------

                             DIVIDENDS      DISTRIBUTIONS
                               FROM           FROM NET
                           NET INVESTMENT     REALIZED       RETURN OF       TOTAL
                              INCOME        CAPITAL GAINS     CAPITAL    DISTRIBUTIONS
                           -------------    --------------   ---------   -------------

MID CAP GROWTH FUND
    CLASS A
 12/31/2001(f)                $    --          $   --          $ --         $    --
    CLASS B
 12/31/2001(f)                     --              --            --              --
    CLASS C
 12/31/2001(f)                     --              --            --              --

JURIKA & VOYLES
RELATIVE VALUE FUND
    CLASS A
 12/31/2001(i)                $    --          $(1.81)         $ --         $ (1.81)
    CLASS B
 12/31/2001(i)                     --           (1.81)           --           (1.81)
    CLASS C
 12/31/2001(i)                     --           (1.81)           --           (1.81)
   CLASS Y*
 12/31/2001(g)                     --           (1.81)           --           (1.81)
   6/30/2001                       --           (2.39)           --           (2.39)
   6/30/2000                    (0.04)          (0.49)           --           (0.53)
   6/30/1999                       --           (0.99)           --           (0.99)
   6/30/1998                    (0.04)          (1.81)           --           (1.85)
   6/30/1997                    (0.10)          (1.45)           --           (1.55)

SELECT FUND
    CLASS A
      2001(f)                 $    --          $   --          $ --         $    --
    CLASS B
      2001(f)                      --              --            --              --
    CLASS C
      2001(f)                      --              --            --              --

JURIKA & VOYLES
SMALL CAP GROWTH FUND
    CLASS A
 12/31/2001(i)                $    --          $   --          $ --         $    --
    CLASS B
 12/31/2001(i)                     --              --            --              --
    CLASS C
 12/31/2001(i)                     --              --            --              --
   CLASS Y**
 12/31/2001(g)                     --           (0.15)           --           (0.15)
   6/30/2001                       --           (3.58)           --           (3.58)
   6/30/2000                       --              --            --              --
   6/30/1999                       --           (1.90)           --           (1.90)
   6/30/1998                       --           (4.96)           --           (4.96)
   6/30/1997                       --           (0.59)           --           (0.59)

                 See accompanying notes to financial statements

                                       62


                                                       RATIOS TO AVERAGE NET ASSETS:
                                                ------------------------------------------

                        NET ASSET                     NET ASSETS,                    EXPENSES
                         VALUE,         TOTAL          END OF                     AFTER EXPENSE    NET INVESTMENT    PORTFOLIO
                         END OF        RETURN         THE PERIOD     EXPENSES      REDUCTIONS       INCOME (LOSS)     TURNOVER
                        THE PERIOD   (%) (a) (h)         (000)      (%) (b) (e)    (%) (b) (c) (e)    (%) (b)         RATE (%)
                       -----------   -----------     ------------   -----------   ---------------- -------------    -----------

MID CAP GROWTH FUND
    CLASS A
 12/31/2001(f)           $ 8.15         (18.5)      $   5,198            1.70           1.67           (1.36)         191
    CLASS B
 12/31/2001(f)             8.11         (18.9)          4,223            2.45           2.42           (2.16)         191
    CLASS C
 12/31/2001(f)             8.11         (18.9)            933            2.45           2.42           (2.14)         191

JURIKA & VOYLES
RELATIVE VALUE FUND
    CLASS A
 12/31/2001(i)           $12.98           3.9       $   1,277            1.50           1.50           (0.20)          21
    CLASS B
 12/31/2001(i)            12.98           3.9           --(k)            2.25           2.25              --           21
    CLASS C
 12/31/2001(i)            12.98           3.9           --(k)            2.25           2.25              --           21
   CLASS Y*
 12/31/2001(g)            12.97          (4.2)         26,033            1.25           1.25           (0.20)          21
   6/30/2001              15.49           5.4          29,100            1.25           1.25           (0.18)          51
   6/30/2000              16.94           9.2          29,600            1.25           1.25           (0.01)          79
   6/30/1999              16.06           6.1          38,300            1.25           1.25            0.22           92
   6/30/1998              16.20          11.5          47,400            1.25           1.25            0.09           61
   6/30/1997              16.27          32.4          24,000            1.26           1.26            0.45          160

SELECT FUND
    CLASS A
      2001(f)            $10.96           9.6       $  45,987            1.70           1.63           (0.08)          10
    CLASS B
      2001(f)             10.90           9.0          62,671            2.45           2.39           (0.83)          10
    CLASS C
      2001(f)             10.90           9.0          34,406            2.45           2.39           (0.86)          10

JURIKA & VOYLES
SMALL CAP GROWTH FUND
    CLASS A
 12/31/2001(i)           $13.04           3.8       $   6,902            1.75           1.75           (1.31)          96
    CLASS B
 12/31/2001(i)            13.03           3.7           7,368            2.50           2.50           (2.06)          96
    CLASS C
 12/31/2001(i)            13.04           3.8             722            2.50           2.50           (2.06)          96
   CLASS Y**
 12/31/2001(g)            13.05         (19.9)         15,681            1.50           1.50           (1.21)          96
   6/30/2001              16.48         (14.1)         31,600            1.50           1.50           (0.17)         203
   6/30/2000              23.62          46.4          43,200            1.50           1.50           (1.14)         283
   6/30/1999              16.13          (3.8)         30,600            1.50           1.50           (0.66)         180
   6/30/1998              19.10          10.3          90,900            1.50           1.50           (0.59)         169
   6/30/1997              21.83          22.5         123,100            1.50           1.50           (0.08)         305

* The financial information for the periods through November 30, 2001 reflects the financial information for Jurika & Voyles Value+Growth Fund's shares which were reorganized into Class Y shares of CDC Nvest Jurika & Voyles Relative Value Fund as of November 30, 2001. Jurika & Voyles Value+Growth Fund had a June 30 fiscal year end.
** The financial information for the periods through November 30, 2001 reflects the financial information for Jurika & Voyles Small-Cap Fund's shares which were reorganized into Class Y shares of CDC Nvest Jurika & Voyles Small Cap Growth Fund as of November 30, 2001. Jurika & Voyles Small-Cap Fund had a June 30 fiscal year end.
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(f) For the period March 15, 2001 (inception) through December 31, 2001.
(g) For the period July 1, 2001 through December 31, 2001.
(h) Had certain expenses not been reduced during the period, total returns would have been lower.
(i) For the period November 30, 2001 (inception) through December 31, 2001.
(j) Amount rounds to less than $0.01 per share.
(k) Amount is less than $500.

                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:
                                         ----------------------------------------

                               NET ASSET
                                 VALUE,         NET        NET REALIZED
                               BEGINNING     INVESTMENT   AND UNREALIZED     TOTAL FROM
                                   OF         INCOME      GAIN (LOSS) ON     INVESTMENT
                               THE PERIOD    (LOSS) (d)     INVESTMENTS      OPERATIONS
                               ----------    ----------   --------------   -------------

INTERNATIONAL EQUITY FUND
    CLASS A
  12/31/2001                     $16.62      $(0.10)          $(3.80)         $(3.90)
  12/31/2000                      25.39       (0.22)           (6.90)          (7.12)
  12/31/1999                      14.26       (0.03)           12.31           12.28
  12/31/1998                      14.06        0.15             0.77            0.92
  12/31/1997                      16.31        0.09            (1.25)          (1.16)
    CLASS B
  12/31/2001                      15.99       (0.20)           (3.65)          (3.85)
  12/31/2000                      24.71       (0.37)           (6.70)          (7.07)
  12/31/1999                      13.98       (0.15)           12.01           11.86
  12/31/1998                      13.71        0.04             0.75            0.79
  12/31/1997                      16.00       (0.03)           (1.17)          (1.20)
    CLASS C
  12/31/2001                      16.05       (0.20)           (3.67)          (3.87)
  12/31/2000                      24.78       (0.34)           (6.74)          (7.08)
  12/31/1999                      14.02       (0.15)           12.04           11.89
  12/31/1998                      13.74        0.05             0.75            0.80
  12/31/1997                      16.03       (0.03)           (1.17)          (1.20)
    CLASS Y
  12/31/2001                      17.02       (0.02)           (3.89)          (3.91)
  12/31/2000                      25.81       (0.10)           (7.04)          (7.14)
  12/31/1999                      14.45        0.02            12.54           12.56
  12/31/1998                      14.35        0.25             0.77            1.02
  12/31/1997                      16.48        0.19            (1.23)          (1.04)

                                              LESS DISTRIBUTIONS:
                           -----------------------------------------------------------
                             DIVIDENDS      DISTRIBUTIONS
                               FROM           FROM NET
                           NET INVESTMENT     REALIZED       RETURN OF       TOTAL
                              INCOME         CAPITAL GAINS    CAPITAL    DISTRIBUTIONS
                           -------------    --------------   ---------   -------------
INTERNATIONAL EQUITY FUND
    CLASS A
  12/31/2001                     $   --      $    --           $ --       $   --
  12/31/2000                      (0.17)       (1.48)            --        (1.65)
  12/31/1999                      (0.02)       (1.13)            --        (1.15)
  12/31/1998                      (0.44)       (0.28)            --        (0.72)
  12/31/1997                         --        (1.09)            --        (1.09)
    CLASS B
  12/31/2001                         --           --             --           --
  12/31/2000                      (0.17)       (1.48)            --        (1.65)
  12/31/1999                        --         (1.13)            --        (1.13)
  12/31/1998                      (0.24)       (0.28)            --        (0.52)
  12/31/1997                         --        (1.09)            --        (1.09)
    CLASS C
  12/31/2001                         --           --             --           --
  12/31/2000                      (0.17)       (1.48)            --        (1.65)
  12/31/1999                         --        (1.13)            --        (1.13)
  12/31/1998                      (0.24)       (0.28)            --        (0.52)
  12/31/1997                         --        (1.09)            --        (1.09)
    CLASS Y
  12/31/2001                         --           --             --           --
  12/31/2000                      (0.17)       (1.48)            --        (1.65)
  12/31/1999                      (0.07)       (1.13)            --        (1.20)
  12/31/1998                      (0.64)       (0.28)            --        (0.92)
  12/31/1997                         --        (1.09)            --        (1.09)

                 See accompanying notes to financial statements

                                       64


                                                                                       RATIOS TO AVERAGE NET ASSETS
                                                                                --------------------------------------------

                            NET ASSET                     NET ASSETS,                    EXPENSES
                             VALUE,          TOTAL          END OF                     AFTER EXPENSE  NET INVESTMENT    PORTFOLIO
                             END OF         RETURN        THE PERIOD      EXPENSES      REDUCTIONS    INCOME (LOSS)     TURNOVER
                           THE PERIOD      (%)(a)(b)         (000)           (%)          (%)(c)            (%)         RATE (%)
                          -----------     -----------    -----------     -----------    -----------    -----------     -----------

INTERNATIONAL EQUITY FUND
    CLASS A
  12/31/2001                 $12.72         (23.5)        $33,773            2.14           2.14           (0.74)         172
  12/31/2000                  16.62         (28.6)         54,826            1.96           1.96           (1.01)         212
  12/31/1999                  25.39          87.6(b)       67,197            2.00(e)        2.00(e)        (0.15)         229
  12/31/1998                  14.26           6.7(b)       47,444            1.91(e)        1.91(e)         1.04          105
  12/31/1997                  14.06          (7.6)(b)      57,845            1.75(e)        1.75(e)         0.62          154
    CLASS B
  12/31/2001                  12.14         (24.1)         17,549            2.89           2.89           (1.48)         172
  12/31/2000                  15.99         (29.2)         29,013            2.71           2.71           (1.76)         212
  12/31/1999                  24.71          86.3(b)       29,045            2.75(e)        2.75(e)        (0.90)         229
  12/31/1998                  13.98           5.8(b)       19,797            2.66(e)        2.66(e)         0.29          105
  12/31/1997                  13.71          (8.0)(b)      25,216            2.50(e)        2.50(e)        (0.13)         154
    CLASS C
  12/31/2001                  12.18         (24.1)          2,183            2.89           2.89           (1.50)         172
  12/31/2000                  16.05         (29.1)          5,656            2.71           2.71           (1.76)         212
  12/31/1999                  24.78          86.2(b)        1,267            2.75(e)        2.75(e)        (0.90)         229
  12/31/1998                  14.02           5.9(b)          860            2.66(e)        2.66(e)         0.29          105
  12/31/1997                  13.74          (8.0)(b)         843            2.50(e)        2.50(e)        (0.13)         154
    CLASS Y
  12/31/2001                  13.11         (23.0)          7,249            1.49           1.49           (0.11)         172
  12/31/2000                  17.02         (28.2)         11,940            1.39           1.39           (0.44)         212
  12/31/1999                  25.81          88.6(b)       14,441            1.55(e)        1.55(e)         0.10          229
  12/31/1998                  14.45           7.3(b)        5,552            1.31(e)        1.31(e)         1.64          105
  12/31/1997                  14.35          (6.7)(b)       4,752            1.15(e)        1.15(e)         1.22          154

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations.
(b) Had certain expenses not been reduced during the period, total returns would have been lower.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher

                          NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2001

1. ORGANIZATION. CDC Nvest Funds Trust I, formerly Nvest Funds Trust I, CDC Nvest Funds Trust II, formerly Nvest Funds Trust II and CDC Nvest Funds Trust III, formerly Nvest Funds Trust III, (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the equity funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC NVEST FUNDS TRUST I:
CDC Nvest Capital Growth Fund (the "Capital Growth Fund"), formerly Nvest Capital Growth Fund
CDC Nvest Large Cap Growth Fund (the "Large Cap Growth Fund")
CDC Nvest Targeted Equity Fund (the "Targeted Equity Fund"), formerly
Nvest Growth Fund
CDC Nvest Balanced Fund (the "Balanced Fund"), formerly Nvest Balanced Fund CDC Nvest Jurika & Voyles Relative Value Fund (the "Relative Value Fund") CDC Nvest International Equity Fund (the "International Equity Fund"), formerly Nvest International Equity Fund

CDC NVEST FUNDS TRUST II:
CDC Nvest Growth and Income Fund (the "Growth and Income Fund"), formerly Nvest Growth and Income Fund

CDC NVEST FUNDS TRUST III:
CDC Nvest Large Cap Value Fund (the "Large Cap Value Fund"), formerly Nvest Large Cap Value Fund
CDC Nvest Mid Cap Growth Fund (the "Mid Cap Growth Fund")
CDC Nvest Select Fund (the "Select Fund")
CDC Nvest Jurika & Voyles Small Cap Growth Fund (the "Small Cap Growth Fund")

Each Fund offers Class A, Class B, and Class C shares. Large Cap Growth Fund, Targeted Equity Fund, Growth and Income Fund, Balanced Fund, Relative Value Fund, Small Cap Growth Fund and International Equity Fund also offer Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain reclassifications were made to prior year amounts to conform with current year presentation.

a. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securites which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

b. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. FORWARD FOREIGN CURRENCY CONTRACTS. The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

f. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, paydowns on mortgage-backed securities, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

g. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser (adviser for the Targeted Equity Fund) is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

h. ORGANIZATION EXPENSE. Costs incurred by Small Cap Growth Fund in connection with the Fund's organization and initial registration, amounting to $21,223 in the aggregate, are being amortized over 60 months.

3. PURCHASES AND SALES OF SECURITIES. For the period ended December 31, 2001, purchases and sales of securities (excluding U.S. Government/Agency securities and short-term investments) were as follows:

   FUND                             PURCHASES           SALES
   ----                             ---------           -----
Capital Growth Fund            $   144,373,989      $   172,350,187
Large Cap Growth Fund               14,993,112           20,303,093
Targeted Equity Fund             2,943,312,423        3,141,194,172
Growth and Income Fund             626,721,536          691,570,048
Balanced Fund                      222,544,389          261,296,264
Large Cap Value Fund                10,313,269            5,918,166
Mid Cap Growth Fund                 21,003,264            9,166,905
Relative Value Fund                  5,221,550            6,037,835
Select Fund                        132,567,556            5,243,003
Small Cap Growth Fund               24,795,346           32,571,486
International Equity Fund          125,908,726          139,943,334

For the year ended December 31, 2001, purchases and sales of U.S.
Government/Agency securities by Balanced Fund were $46,011,539 and $ 45,990,580, respectively.

4a. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds except the Targeted Equity Fund. Capital Growth Management Limited Partnership ("CGM") is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                     Percentage of Average Daily Net Assets
                           -----------------------------------------------------------------
                             FIRST         NEXT          NEXT         NEXT          OVER
   FUND                  $200 MILLION  $300 MILLION  $500 MILLION  $1 BILLION     $2 BILLION
   ----                  ------------  ------------  ------------  -------------  ----------
Capital Growth Fund         0.750%       0.700%       0.650%         0.650%         0.650%
Large Cap Growth Fund       0.900%       0.900%       0.900%         0.900%         0.900%
Targeted Equity Fund        0.750%       0.700%       0.650%         0.650%         0.600%
Growth and Income Fund      0.700%       0.650%       0.600%         0.600%         0.600%
Balanced Fund               0.750%       0.700%       0.650%         0.650%         0.650%
Large Cap Value Fund        0.700%       0.650%       0.600%         0.600%         0.600%
Mid Cap Growth Fund         0.950%       0.950%       0.950%         0.825%         0.825%
Relative Value Fund         0.850%       0.850%       0.800%         0.800%         0.800%
Select Fund                 1.000%       1.000%       1.000%         0.950%         0.950%
Small Cap Growth Fund       0.950%       0.900%       0.850%         0.850%         0.850%
International Equity Fund   0.900%       0.850%       0.800%         0.800%         0.800%

For the period ended December 31, 2001, the management fees and waivers for each Fund were as follows:

                                  GROSS            WAIVER OF              NET        PERCENTAGE OF AVERAGE
                               MANAGEMENT         MANAGEMENT          MANAGEMENT       DAILY NET ASSETS
                                                                                     ---------------------
   FUND                            FEE                FEE                 FEE           GROSS      NET
   ----                        ----------         ----------          ----------        -----      ---
Capital Growth Fund          $1,206,965           $     --           $1,206,965         0.750%   0.750%
Large Cap Growth Fund           140,374            136,441                3,933         0.966%*  0.027%*
Targeted Equity Fund          8,138,041                 --            8,138,041         0.679%   0.679%
Growth and Income Fund        2,760,399                 --            2,760,399         0.674%   0.674%
Balanced Fund                 1,080,327             12,476            1,067,851         0.750%   0.741%
Large Cap Value Fund            135,087            135,087                   --         0.700%   0.000%
Mid Cap Growth Fund              48,642             48,642                   --         0.950%*  0.000%*
Relative Value Fund             112,241             95,326               16,915         0.850%*  0.128%*
Select Fund                     567,368            214,528              352,840         1.000%*  0.620%*
Small Cap Growth Fund           120,654             85,667               34,987         0.989%*  0.287%*
International Equity Fund       676,887                 --              676,887         0.900%   0.900%

* Annualized

Management fees for Kobrick Growth Fund and Jurika & Voyles Small-Cap Fund were each payable at the annual rate of 1.00% of average net assets prior to the Funds reorganization into Large Cap Growth Fund and Small Cap Growth Fund, respectively.

CDC IXIS Advisers has entered into subadviser agreements for each Fund listed below. Payments to CDC IXIS Advisers are reduced by payments to the subadvisers.

Capital Growth Fund        Westpeak Global Advisors, L.P.            Mid Cap Growth Fund         Loomis, Sayles & Company, L.P.
Large Cap Growth Fund      Vaughan, Nelson, Scarborough &            Relative Value Fund         Jurika & Voyles, L.P.
                           McCullough, L.P.
Growth and Income Fund     Westpeak Global Advisors, L.P.            Select Fund                 Harris Associates, L.P.
Balanced Fund              Loomis, Sayles & Company, L.P.            Small Cap Growth Fund       Jurika & Voyles, L.P.
                           Jurika & Voyles, L.P.                     International Equity Fund   Loomis, Sayles & Company, L.P.
Large Cap Value Fund       Vaughan, Nelson, Scarborough &
                           McCullough, L.P.

CDC IXIS Advisers and each of the subadvisers are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. CGM is a 50% owned subsidiary of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Funds.

b. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Funds. Pursuant to an agreement among the Trusts, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

                  (1) PERCENTAGE OF ELIGIBLE AVERAGE DAILY NET ASSETS

                        FIRST         NEXT          OVER
                      $5 BILLION   $5 BILLION    $10 BILLION
                      ----------   ----------    -----------
                      0.0350%      0.0325%       0.0300%

                  or
                  (2) Each Fund's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

Funds that became effective after January 1, 2001, pay the higher amount of the asset based fee or an annual fee of $70,000.

For the period ended December 31, 2001, amounts paid to CIS for accounting and administrative expense were as follows:

                                ACCOUNTING
                                   AND             PERCENTAGE OF AVERAGE
     FUND                      ADMINISTRATION         DAILY NET ASSETS
     ----                      --------------      ---------------------
Capital Growth Fund             $    74,676            0.046%
Large Cap Growth Fund                17,644            0.121%*
Targeted Equity Fund                557,169            0.047%
Growth and Income Fund              190,310            0.046%
Balanced Fund                        63,803            0.044%
Large Cap Value Fund                  9,089            0.047%
Mid Cap Growth Fund                  55,809            1.090%*
Relative Value Fund                   5,945            0.045%*
Select Fund                          55,808            0.098%*
Small Cap Growth Fund                 1,337            0.012%*
International Equity Fund            34,862            0.046%

* Annualized

c. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Class A, B and C shareholders pay service fees monthly representing the higher amount based on the following calculations:

               (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.


                            FIRST         NEXT          OVER
                        $5.7 BILLION   $5 BILLION   $10.7 BILLION
                        ------------   ----------   -------------
                           0.184%       0.180%        0.175%

                   Each Class of shares is subject to an annual class minimum of $18,000.

               or

               (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $10.5 million.

In addition, pursuant to other servicing agreements, Class A, B and C shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS and BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the period ended December 31, 2001, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                           TRANSFER AGENT
   FUND                          FEE
   ----                    --------------
Capital Growth Fund            $  455,785
Large Cap Growth Fund              42,350
Targeted Equity Fund            3,274,559
Growth and Income Fund          1,053,903
Balanced Fund                     366,634
Large Cap Value Fund               58,691
Mid Cap Growth Fund                42,968
Relative Value Fund                17,427
Select Fund                       122,629
Small Cap Growth Fund              17,046
International Equity Fund         196,617

d. SHAREHOLDER SERVICING FEES. Pursuant to Shareholder Services Plan (the "Plan"), prior to their reorganization into Relative Value Fund and Small Cap Growth Fund, respectively, Jurika & Voyles Value+Growth Fund and Jurika & Voyles Small-Cap Fund each reimbursed Jurika & Voyles, L.P. for expenses incurred, not to exceed 0.25% of each Fund's average daily net assets, for shareholder services provided. Under the Plan, Jurika & Voyles, L.P. as Services Coordinator provided, or arranged for others to provide, certain specified shareholder services to shareholders of the Funds.

e. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the period ended December 31, 2001, the Funds paid the following service and distribution fees:

                                              SERVICE FEE                           DISTRIBUTION FEE
                               -------------------------------------------------------------------------
   FUND                          CLASS A        CLASS B         CLASS C          CLASS B         CLASS C
   ----                          -------        -------         -------          -------         -------
Capital Growth Fund           $  286,602       $110,955         $ 4,883       $  332,865         $14,650
Large Cap Growth Fund             18,169         15,286           2,103           45,857           6,310
Targeted Equity Fund           2,749,081        211,768          11,157          635,303          33,471
Growth and Income Fund           613,071        346,225          33,006        1,038,674          99,019
Balanced Fund                    210,487         82,597           4,080          247,789          12,241
Large Cap Value Fund              23,837         22,223           2,187           66,667           6,559
Mid Cap Growth Fund                6,824          4,865           1,112           14,595           3,336
Relative Value Fund                  231             --              --               --              --
Select Fund                       47,500         62,319          32,014          186,958          96,042
Small Cap Growth Fund              1,463          1,558             152            4,673             455
International Equity Fund        103,583         54,930           8,584          164,791          25,752

Prior to September 13, 1993 for Capital Growth Fund, Balanced Fund and International Equity Fund and June 1, 1993 for Targeted Equity Fund, to the extent that reimburseable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2001 are as follows:

    FUND
    ----
Capital Growth Fund         $     563,284
Targeted Equity Fund            2,030,882
Balanced Fund                   2,041,399
International Equity Fund         514,256

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the period ended December 31, 2001 were as follows:

   FUND
   ----
Capital Growth Fund        $      260,298
Targeted Equity Fund            1,107,164
Balanced Fund                     177,730
Mid Cap Growth Fund               154,602
Select Fund                       991,680
International Equity Fund         150,850
Large Cap Growth Fund      $       31,813
Growth and Income Fund            652,844
Large Cap Value Fund               75,911
Relative Value Fund                12,265
Small Cap Growth Fund               1,427

f. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Asset Management North America, L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Funds or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

5. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                                        CAPITAL GROWTH FUND
                                                                  -------------------------------------------------------------

                                                                          YEAR ENDED                         YEAR ENDED
                                                                       DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                 ---------------------------        ---------------------------
                                                                    SHARES          AMOUNT             SHARES         AMOUNT
                                                                 -----------    ------------        -----------    ------------
CLASS A
  Shares sold                                                      1,055,218    $ 13,148,699          2,070,086    $ 47,256,732
  Shares issued in connection with the reinvestment of:
     Distributions from net realized gain                             22,408         272,010          1,719,068      27,349,712
                                                                 -----------    ------------        -----------    ------------
                                                                   1,077,626      13,420,709          3,789,154      74,606,444
   Shares repurchased                                             (2,365,014)    (30,219,377)        (3,040,068)    (68,575,974)
                                                                 -----------    ------------        -----------    ------------
   Net increase (decrease)                                        (1,287,388)   $(16,798,668)           749,086    $  6,030,470
                                                                 -----------    ------------        -----------    ------------
CLASS B
  Shares sold                                                        371,713    $  4,321,421            741,402    $ 15,265,298
  Shares issued in connection with the reinvestment of:
    Distributions from net realized gain                             10,307         111,634            826,447      11,800,258
                                                                 -----------    ------------        -----------    ------------
                                                                     382,020       4,433,055          1,567,849      27,065,556
  Shares repurchased                                              (1,265,123)    (14,453,783)          (896,553)    (18,087,383)
                                                                  -----------   ------------        -----------    ------------
  Net increase (decrease)                                           (883,103)   $(10,020,728)           671,296    $  8,978,173
                                                                  -----------   ------------        -----------    ------------
CLASS C
  Shares sold                                                         34,361    $    393,899             97,875    $  2,003,918
  Shares issued in connection with the reinvestment of:
    Distributions from net realized gain                                 470           5,079             34,957         498,562
                                                                 -----------    ------------        -----------    ------------
                                                                      34,831         398,978            132,832       2,502,480
Shares repurchased                                                   (54,929)       (635,589)           (95,844)     (1,967,375)
                                                                 -----------    ------------        -----------    ------------
Net increase (decrease)                                              (20,098)   $  (236,611)            36,988     $    535,105
                                                                 -----------    ------------        -----------    ------------
CLASS Y
  Shares sold                                                             --    $         --              7,479    $    175,584
  Shares issued in connection with the reinvestment of:
    Distributions from net realized gain                                  --              --                 --              --
  Shares issued - merger                                                  --              --                 --              --
                                                                 -----------    ------------        -----------    ------------
                                                                          --              --              7,479         175,584
  Shares repurchased                                                      --              --            (14,198)       (320,207)
                                                                 -----------    ------------        -----------    ------------
  Net increase (decrease)                                                 --    $         --             (6,719)   $   (144,623)
                                                                 -----------    ------------        -----------    ------------
  Increase (decrease) derived from
    capital shares transactions                                   (2,190,589)   $(27,056,007)         1,450,651    $ 15,399,125
                                                                 ===========    ============        ===========    ============

                                       72

                                                                                    LARGE CAP GROWTH FUND (b)
                                                                  -------------------------------------------------------------
                                                                        FOR THE PERIOD
                                                                    OCTOBER 1, 2001 THROUGH              YEAR ENDED
                                                                       DECEMBER 31, 2001             SEPTEMBER 30, 2001
                                                                  ---------------------------  ------------------------------ -
                                                                    SHARES          AMOUNT        SHARES            AMOUNT
                                                                  ----------     ------------   -----------      -----------
CLASS A
  Shares sold                                                         64,336    $    876,119        717,163    $ 12,809,760
  Shares issued in connection with the reinvestment of:
    Distributions from net realized gain                                  --              --        348,180       6,204,561
                                                                  ----------    ------------    -----------    ------------
                                                                      64,336         876,119      1,065,343      19,014,321
  Shares repurchased                                                (283,145)     (3,844,814)    (3,590,481)    (62,510,964)
                                                                  ----------    ------------    -----------    ------------
  Net increase (decrease)                                           (218,809)   $ (2,968,695)    (2,525,138)   $ 43,496,643
                                                                  ----------     ------------   -----------    ------------
CLASS B
  Shares sold                                                         36,462    $    495,303        668,197    $ 11,535,951
  Shares issued in connection with the reinvestment of:
    Distributions from net realized gain                                  --              --        129,881       2,294,996
                                                                  ----------     ------------   -----------    ------------
                                                                      36,462         495,303        798,078      13,830,947
  Shares repurchased                                                (135,018)     (1,808,744)      (588,332)     (9,134,751)
                                                                  ----------     ------------   -----------    ------------
  Net increase (decrease)                                            (98,556)   $ (1,313,441)       209,746    $  4,696,196
                                                                  ----------     ------------   -----------    ------------
CLASS C
  Shares sold                                                          5,761    $     78,878        126,239    $  2,109,406
  Shares issued in connection with the reinvestment of:
    Distributions from net realized gain                                  --              --         13,269         234,468
                                                                  ----------    ------------    -----------    ------------
                                                                       5,761          78,878        139,508       2,343,874
Shares repurchased                                                   (64,731)       (866,069)      (163,692)     (2,468,578)
                                                                  ----------    ------------    -----------    ------------
Net increase (decrease)                                              (58,970)   $   (787,191)       (24,184)   $   (124,704)
                                                                  ----------    ------------    -----------    ------------
CLASS Y
  Shares sold                                                          7,922         107,634         88,119    $  1,477,323
  Shares issued in connection with the reinvestment of:
    Distributions from net realized gain                                  --              --          5,900         105,486
  Shares issued - merger                                                  --              --             --              --
                                                                  ----------    -------------   -----------    ------------
                                                                       7,922         107,634         94,019       1,582,809
  Shares repurchased                                                 (22,487)       (301,356)       (73,955)     (1,216,548)
                                                                  ----------     ------------   -----------    ------------
  Net increase (decrease)                                            (14,565)   $  (193,722)         20,064    $    366,261
                                                                  ----------    ------------    -----------    ------------
  Increase (decrease) derived from
    capital shares transactions                                    (390,900)    $(5,263,049)    (2,319,512)    $(38,558,890)
                                                                   ==========    ============    ===========    ============

                                                                   LARGE CAP GROWTH FUND (b)
                                                               -------------------------------
                                                                         YEAR ENDED (a)
                                                                       SEPTEMBER 30, 2000
                                                                   ---------------------------
                                                                     SHARES           AMOUNT
                                                                   -----------    ------------
CLASS A
   Shares sold                                                    19,651,948    $  371,992,961
   Shares issued in connection with the reinvestment of:
     Distributions from net realized gain                                 --                --
                                                               -------------    --------------
                                                                  19,651,948       371,992,961
   Shares repurchased                                            (17,933,965)     (335,964,185)
                                                               -------------    --------------
   Net increase (decrease)                                         1,717,983    $  36,028,776
                                                               -------------    --------------
CLASS B
   Shares sold                                                     1,765,474    $   37,723,733
   Shares issued in connection with the reinvestment of:
     Distributions from net realized gain                                 --                --
                                                               -------------    --------------
                                                                   1,765,474        37,723,733
   Shares repurchased                                               (108,577)       (2,358,591)
                                                               -------------    --------------
   Net increase (decrease)                                         1,656,897    $   35,365,142
                                                               -------------    --------------
CLASS C
   Shares sold                                                       325,023    $    6,644,269
   Shares issued in connection with the reinvestment of:
     Distributions from net realized gain                                 --                --
                                                               -------------    --------------
                                                                     325,023         6,644,269
Shares repurchased                                                   (21,102)         (447,028)
                                                               -------------    --------------
Net increase (decrease)                                              303,921    $    6,197,241
                                                               -------------    --------------
CLASS Y
   Shares sold                                                        96,501    $    2,045,140
   Shares issued in connection with the reinvestment of:
     Distributions from net realized gain                                 --                --
   Shares issued - merger                                                 --                --
                                                               -------------    --------------
                                                                      96,501         2,045,140
   Shares repurchased                                                (16,159)         (337,686)
                                                               -------------    --------------
   Net increase (decrease)                                            80,342    $    1,707,454
                                                               -------------    --------------
   Increase (decrease) derived from
     capital shares transactions                                   3,759,143    $   79,298,613
                                                               =============    ==============

(a) For the period October 29, 1999 (commencement of operations) through September 30, 2000 for Class B, Class C and Class Y.
(b) Financial Information for Kobrick Growth Fund which was reorganized into CDC Nvest Large Cap Growth Fund on November 16, 2001.

                                                                                  TARGETED EQUITY FUND
                                                               ----------------------------------------------------------------
                                                                          YEAR ENDED                         YEAR ENDED
                                                                       DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                 ---------------------------        ---------------------------
                                                                    SHARES          AMOUNT             SHARES         AMOUNT
                                                                 -----------    ------------        -----------    ------------
CLASS A
  Shares sold                                                      4,625,921    $  37,397,822         6,442,912   $  67,793,846
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                             588,286        4,641,577           862,365       8,037,715
    Distributions from net realized gain                                  --               --        15,943,237     152,763,355
                                                               -------------    -------------       -----------   -------------
                                                                   5,214,207       42,039,399        23,248,514     228,594,916
  Shares repurchased                                             (26,670,516)    (210,005,714)      (42,339,597)   (435,596,467)
                                                               -------------    -------------       -----------   -------------
  Net increase (decrease)                                        (21,456,309)   $(167,966,315)      (19,091,083)  $(207,001,551)
                                                               -------------    -------------       -----------   -------------
CLASS B
  Shares sold                                                      1,033,167    $   7,768,966         1,867,464   $  18,801,530
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                              47,010          355,864            13,645         132,353
    Distributions from net realized gain                                  --              --          1,212,653      11,187,136
                                                               -------------    -------------       -----------   -------------
                                                                   1,080,177        8,124,830         3,093,762      30,121,019
  Shares repurchased                                              (2,507,370)     (18,748,868)       (3,849,341)    (38,906,352)
                                                               -------------    -------------       -----------   -------------
  Net increase (decrease)                                         (1,427,193)   $ (10,624,038)         (755,579)  $  (8,785,333)
                                                               -------------    -------------       -----------   -------------
CLASS C
  Shares sold                                                         97,093    $     747,803           220,068   $   2,116,323
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                               1,961           14,842               519           5,036
    Distributions from net realized gain                                  --               --            47,518         437,813
                                                               -------------    -------------       -----------   -------------
                                                                      99,054          762,645           268,105       2,559,172
   Shares repurchased                                               (188,267)      (1,437,665)         (442,204)     (4,430,762)
                                                               -------------    -------------       -----------   -------------
   Net increase (decrease)                                           (89,213)   $    (675,020)         (174,099)  $  (1,871,590)
                                                               -------------    -------------       -----------   -------------
CLASS Y
  Shares sold                                                        102,858    $     807,171           139,551   $   1,464,823
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                               5,087           40,392            12,302         114,156
    Distributions from net realized gain                                  --               --           137,485       1,321,552
  Shares issued - merger                                                  --               --                --              --
                                                               -------------    -------------       -----------   -------------
                                                                     107,945          847,563           289,338       2,900,531
  Shares repurchased                                                (297,678)      (2,366,110)         (381,854)     (3,969,570)
                                                               -------------    -------------       -----------   -------------
  Net increase (decrease)                                           (189,733)   $  (1,518,547)          (92,516)  $  (1,069,039)
                                                               -------------    -------------       -----------   -------------
  Increase (decrease) derived from
    capital shares transactions                                  (23,162,448)   $(180,783,920)      (20,113,277)  $(218,727,513)
                                                               =============    =============       ===========   =============
                                       74

                                                                                   GROWTH AND INCOME FUND
                                                               ----------------------------------------------------------------
                                                                        YEAR ENDED                     YEAR ENDED
                                                                     DECEMBER 31, 2001              DECEMBER 31, 2000
                                                                ---------------------------  ------------------------------
                                                                  SHARES          AMOUNT           SHARES          AMOUNT
                                                                ----------      -----------     -----------      -----------
CLASS A
  Shares sold                                                    2,062,745      $  25,706,467    2,873,932     $ 42,008,117
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                --                 --            --              --
    Distributions from net realized gain                                --                 --       563,741       8,467,385
                                                               -----------      -------------   -----------    ------------
                                                                 2,062,745         25,706,467     3,437,673      50,555,502
  Shares repurchased                                            (5,231,087)       (64,972,389)   (6,850,800)    (99,658,068)
                                                               -----------      -------------   -----------    ------------
  Net increase (decrease)                                       (3,168,342)     $ (39,265,922)   (3,413,127)   $(49,102,566)
                                                                ----------      -------------   -----------    ------------
CLASS B
  Shares sold                                                      942,184      $  11,377,030     2,001,301    $ 28,452,164
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                --                 --            --              --
    Distributions from net realized gain                                --                 --       363,541       5,322,243
                                                               -----------      -------------   -----------    ------------
                                                                   942,184         11,377,030     2,364,842      33,774,407
  Shares repurchased                                            (2,726,089)       (32,387,884)   (4,398,290)    (62,609,963)
                                                               -----------      -------------   -----------    ------------
  Net increase (decrease)                                       (1,783,905)     $ (21,010,854)   (2,033,448)   $(28,835,556)
                                                               -----------      -------------   -----------    ------------
CLASS C
  Shares sold                                                      163,720      $   2,000,380       351,286    $  4,982,198
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                --                 --            --              --
    Distributions from net realized gain                                --                 --        38,767         566,773
                                                               -----------      -------------   -----------    ------------
                                                                   163,720          2,000,380       390,053       5,548,971
   Shares repurchased                                             (682,118)        (8,083,997)     (740,101)    (10,572,630)
                                                               -----------      -------------   -----------    ------------
   Net increase (decrease)                                        (518,398)     $  (6,083,617)     (350,048)   $ (5,023,659)
                                                               -----------      -------------   -----------    ------------
CLASS Y
  Shares sold                                                      536,860      $   7,211,722       156,868    $  2,289,327
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                --                 --            --              --
    Distributions from net realized gain                                --                 --        21,472         324,011
  Shares issued - merger                                                --                 --            --              --
                                                               -----------      -------------   -----------    ------------
                                                                   536,860          7,211,722       178,340       2,613,338
  Shares repurchased                                             (267,927)        (3,334,704)      (384,312)     (5,653,007)
                                                               -----------      -------------   -----------    ------------
  Net increase (decrease)                                          268,933      $   3,877,018      (205,972)   $ (3,039,669)
                                                               -----------      -------------   -----------    ------------
  Increase (decrease) derived from
    capital shares transactions                                 (5,201,712)     $ (62,483,375)   (6,002,595)   $(86,001,450)
                                                               ===========      =============   ===========    ============

                                                                                         BALANCE FUND
                                                                                         ------------
                                                                        YEAR ENDED                       YEAR ENDED
                                                                     DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                               ----------------------------        ---------------------------
                                                                         SHARES         AMOUNT          SHARES         AMOUNT
                                                                       ----------   -------------     ---------       --------
CLASS A
  Shares sold                                                            513,132    $   4,954,670       506,126   $  5,568,331
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                 132,216        1,279,105       229,172      2,510,444
    Distributions from net realized gain                                      --               --         1,303         14,819
                                                                       ----------    -------------    ----------   ------------
                                                                         645,348        6,233,775       736,601      8,093,594
  Shares repurchased                                                  (2,267,482)     (22,274,701)   (5,656,229)   (62,263,739)
                                                                       ----------    -------------    ----------   ------------
  Net increase (decrease)                                             (1,622,134)   $ (16,040,926)   (4,919,628)  $(54,170,145)
                                                                       ----------    -------------    ----------   ------------
CLASS B
  Shares sold                                                            276,607    $   2,708,455       342,695   $  3,724,246
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                  17,951          177,217        28,811        313,046
    Distributions from net realized gain                                      --               --           518          5,835
                                                                      -----------    -------------    ----------   ------------
                                                                         294,558        2,885,672       372,024      4,043,127
  Shares repurchased                                                  (1,017,696)      (9,930,751)   (2,362,349)   (25,785,001)
                                                                        ---------    -------------    ----------   ------------
  Net increase (decrease)                                               (723,138)   $  (7,045,079)   (1,990,325)  $(21,741,874)
                                                                       ----------    -------------    ----------   ------------
CLASS C
  Shares sold                                                             18,560    $     187,397        24,535   $    268,681
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                     903            8,870         1,600         17,303
    Distributions from net realized gain                                      --               --            26            288
                                                                       ----------    -------------    ----------   ------------
                                                                          19,463          196,267        26,161        286,272
   Shares repurchased                                                    (63,709)        (628,357)     (222,250)    (2,417,313)
                                                                       ----------    -------------    ----------   ------------
   Net increase (decrease)                                               (44,246)   $    (432,090)     (196,089)  $ (2,131,041)
                                                                       ----------    -------------    ----------   ------------
CLASS Y
  Shares sold                                                            222,722    $   2,148,493       196,077   $  2,129,973
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                  74,800          707,905       111,724      1,218,118
    Distributions from net realized gain                                      --               --           421          4,792
  Shares issued - merger                                               3,661,941       34,040,542            --             --
                                                                       ----------    -------------    ----------   ------------
                                                                       3,959,463       36,896,940       308,222      3,352,883
  Shares repurchased                                                  (1,911,519)     (18,274,878)   (1,627,899)   (17,987,577)
                                                                       ----------    -------------    ----------   ------------
  Net increase (decrease)                                              2,047,944    $  18,622,062    (1,319,677)  $(14,634,694)
                                                                       ----------    -------------    ----------   ------------
  Increase (decrease) derived from
    capital shares transactions                                         (341,574)   $  (4,896,033)   (8,425,719)  $(92,677,754)
                                                                       ==========    =============    ==========   ============

                                                                                       LARGE CAP VALUE FUND
                                                                 -------------------------------------------------------------
                                                                          YEAR ENDED                         YEAR ENDED
                                                                       DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                 ---------------------------        ---------------------------
                                                                    SHARES          AMOUNT             SHARES         AMOUNT
                                                                 -----------    ------------        -----------    ------------
CLASS A
  Shares sold                                                       229,029     $  4,102,256             82,121   $  1,442,544
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                419            7,682              5,430         94,701
    Distributions from net realized gains                                --               --                 --             --
                                                                  ---------     ------------           --------   ------------
                                                                    229,448        4,109,938             87,551      1,537,245
  Shares repurchased                                               (117,929)      (2,096,523)          (285,382)    (4,785,760)
                                                                  ---------     ------------           --------   ------------
  Net increase (decrease)                                           111,519     $  2,013,415           (197,831)  $ (3,248,515)
                                                                  ---------     ------------           --------   ------------
CLASS B
  Shares sold                                                       226,765     $  4,033,396             67,804   $  1,171,513
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                357            6,518                752         12,942
                                                                  ---------     ------------           --------   ------------
                                                                    227,122        4,039,914             68,556      1,184,455
  Shares repurchased                                                (90,859)      (1,606,712)          (207,958)    (3,466,428)
                                                                  ---------     ------------           --------   ------------
  Net increase (decrease)                                           136,263     $  2,433,202           (139,402)  $ (2,281,973)
                                                                  ---------     ------------           --------   ------------
CLASS C
  Shares sold                                                        20,994     $    374,861             66,438   $  1,155,252
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                 33              604                 94          1,626
                                                                  ---------     ------------        -----------   ------------
                                                                     21,027          375,465             66,532      1,156,878
  Shares repurchased                                                (19,973)        (355,961)          (101,382)    (1,743,509)
                                                                  ---------     ------------        -----------   ------------
  Net increase (decrease)                                             1,054     $     19,504            (34,850)  $   (586,631)
                                                                  ---------     ------------        -----------   ------------
CLASS Y
  Shares sold                                                            --     $         --                 --   $         --
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                 --               --                 --             --
    Distributions from net realized gain                                 --               --                 --             --
                                                                  ---------     ------------        -----------   ------------
                                                                         --               --                 --             --
  Shares repurchased                                                     --               --                 --             --
                                                                  ---------     ------------        -----------   ------------
  Net increase (decrease)                                                --     $         --                 --   $         --
                                                                  ---------     ------------        -----------   ------------
  Increase (decrease) derived from
    capital shares transactions                                     248,836     $  4,466,121           (372,083)  $ (6,117,119)
                                                                  =========     ============        ===========   ============

                                       76

                                                                      MID CAP GROWTH FUND       JURIKA & VOYLES RELATIVE VALUE
                                                                                                         FUND (c)
                                                                  ---------------------------   ------------------------------------
                                                                        FOR THE PERIOD                 FOR THE PERIOD
                                                                      MARCH 15, 2001 (a)            JULY 1, 2001 THROUGH
                                                                   THROUGH DECEMBER 31, 2001        DECEMBER 31, 2001 (b)
                                                                  ---------------------------   ----------------------------
                                                                    SHARES          AMOUNT        SHARES           AMOUNT
                                                                  ----------     ------------   -----------     -----------
CLASS A
  Shares sold                                                       734,413     $  7,105,770        86,080       1,277,351
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                 --               --            --              --
    Distributions from net realized gains                                --               --        12,338         155,709
                                                                  ---------     ------------   -----------     -----------
                                                                    734,413        7,105,770        98,418       1,383,060
  Shares repurchased                                                (96,998)        (788,870)           --              --
                                                                  ---------     ------------   -----------     -----------
  Net increase (decrease)                                           637,415     $  6,316,900        98,418     $ 1,383,060
                                                                  ---------     ------------   -----------     -----------
CLASS B
  Shares sold                                                       562,268     $  5,284,486             1     $        15
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                 --               --            --              --
                                                                  ---------     ------------   -----------     -----------
                                                                    562,268        5,284,486             1              15
  Shares repurchased                                                (41,327)        (326,828)           --              --
                                                                  ---------     ------------   -----------     -----------
  Net increase (decrease)                                           520,941     $  4,957,658             1     $        15
                                                                  ---------     ------------   -----------     -----------
CLASS C
  Shares sold                                                       122,780     $  1,166,382             1     $        15
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                 --               --            --              --
                                                                  ---------     ------------   -----------     -----------
                                                                    122,780        1,166,382             1              15
  Shares repurchased                                                 (7,720)         (64,461)           --              --
                                                                  ---------     ------------   -----------     -----------
  Net increase (decrease)                                           115,060     $  1,101,921             1     $        15
                                                                  ---------     ------------   -----------     -----------
CLASS Y
  Shares sold                                                            --     $         --        97,090     $ 1,390,709
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                 --               --            --              --
    Distributions from net realized gain                                 --               --       249,781       3,149,734
                                                                  ---------     ------------   -----------     -----------
                                                                         --               --       346,871       4,540,443
  Shares repurchased                                                     --               --      (217,898)     (3,145,865)
                                                                  ---------     ------------   -----------     -----------
  Net increase (decrease)                                                --     $         --       128,973     $ 1,394,578
                                                                  ---------     ------------   -----------     -----------
  Increase (decrease) derived from
    capital shares transactions                                   1,273,416     $ 12,376,479       227,393     $ 2,777,668
                                                                  =========     ============   ===========     ===========

                                                                                JURIKA & VOYLES RELATIVE VALUE FUND (c)
                                                                ------------------------------------------------------------------
                                                                          YEAR ENDED JUNE 30,                 YEAR ENDED JUNE 30,
                                                                                 2001                                2000
                                                                     ----------------------------       ----------------------------
                                                                         SHARES          AMOUNT             SHARES       AMOUNT
                                                                     -----------     ------------        ----------    ------------
CLASS A
  Shares sold                                                                 --     $         --                --    $         --
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                      --               --                --              --
    Distributions from net realized gains                                     --               --                --              --
                                                                     -----------     ------------        ----------    ------------
                                                                              --               --                --              --
  Shares repurchased                                                          --               --                --              --
                                                                     -----------     ------------        ----------    ------------
  Net increase (decrease)                                                     --     $         --                --    $         --
                                                                     -----------     ------------        ----------    ------------
CLASS B
  Shares sold                                                                 --     $         --                --    $         --
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                      --               --                --              --
                                                                     -----------     ------------        ----------    ------------
                                                                              --               --                --              --
  Shares repurchased                                                          --               --                --              --
                                                                     -----------     ------------        ----------    ------------
  Net increase (decrease)                                                     --     $         --                --    $         --
                                                                     -----------     ------------        ----------    ------------
CLASS C
  Shares sold                                                                 --     $         --                --    $         --
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                      --               --                --              --
                                                                     -----------     ------------        ----------    ------------
                                                                              --               --                --              --
  Shares repurchased                                                          --               --                --              --
                                                                     -----------     ------------        ----------    ------------
  Net increase (decrease)                                                     --     $         --                --    $         --
                                                                     -----------     ------------        ----------    ------------
CLASS Y
  Shares sold                                                            172,383     $  2,861,688           370,130    $  5,976,405
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                      --               --                --              --
    Distributions from net realized gain                                 254,897        4,009,533            68,972       1,055,965
                                                                     -----------     ------------        ----------    ------------
                                                                         427,280        6,871,221           439,102       7,032,370
  Shares repurchased                                                    (294,086)      (4,846,533)       (1,080,284)    (17,104,389)
                                                                     -----------     ------------        ----------    ------------
  Net increase (decrease)                                                133,194     $  2,024,688          (641,182)   $(10,072,019)
                                                                     -----------     ------------        ----------    ------------
  Increase (decrease) derived from
    capital shares transactions                                          133,194        2,024,688          (641,182)    (10,072,019)
                                                                     ===========     ============        ==========    ============

(a) Commencement of operations
(b) For the period November 30, 2001, (commencement of operations) through December 31, 2001 for Class A, Class B and Class C.
(c) Financial information for Jurika & Voyles Value+Growth Fund which was reorganized into CDC Nvest Jurika & Voyles Relative Value Fund on November 30, 2001.

                                                                                       SELECT FUND
                                                                              ---------------------------
                                                                                     FOR THE PERIOD
                                                                                    MARCH 15, 2001(a)
                                                                                THROUGH DECEMBER 31, 2001
                                                                              ---------------------------
                                                                                   SHARES          AMOUNT
                                                                              --------------    -------------

CLASS A
  Shares sold                                                                      4,617,531    $ 49,019,114
  Shares issued - merger                                                                  --              --
                                                                                 -----------    ------------
                                                                                   4,617,531      49,019,114
  Shares repurchased                                                                (420,857)     (4,377,186)
                                                                                 -----------    ------------
  Net increase (decrease)                                                          4,196,674    $ 44,641,928
                                                                                 -----------    ------------
CLASS B
  Shares sold                                                                      6,104,522    $ 64,412,960
  Shares issued - merger                                                                  --              --
                                                                                 -----------    ------------
                                                                                   6,104,522      64,412,960
  Shares repurchased                                                                (352,429)     (3,649,748)
                                                                                 -----------    ------------
  Net increase (decrease)                                                          5,752,093    $ 60,763,212
                                                                                 -----------    ------------
CLASS C
  Shares sold                                                                      3,251,976    $ 34,508,557
  Shares issued - merger                                                                  --              --
                                                                                 -----------    ------------
                                                                                   3,251,976      34,508,557
  Shares repurchased                                                                 (94,246)       (979,567)
                                                                                 -----------    ------------
  Net increase (decrease)                                                          3,157,730    $ 33,528,990
                                                                                 -----------    ------------
CLASS Y
  Shares sold                                                                             --    $         --
  Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                                 --              --
     Distributions from net realized gain                                                 --              --
                                                                                 -----------    ------------
                                                                                          --              --
  Shares repurchased                                                                      --              --
                                                                                  -----------    ------------
  Net increase (decrease)                                                                 --    $         --
                                                                                 -----------    ------------
  Increase (decrease) derived from
    capital shares transactions                                                   13,106,497    $138,934,130
                                                                                 ===========    ============

                                       78

                                                                         JURIKA & VOYLES SMALL CAP GROWTH FUND (c)
                                                                 -----------------------------------------------------------
                                                                                    FOR THE PERIOD
                                                                                   JULY 1, 2001 THROUGH
                                                                                   DECEMBER 31, 2001(b)
                                                                               ---------------------------
                                                                                      SHARES       AMOUNT
                                                                                    ----------  ------------
CLASS A
  Shares sold                                                                            3,024  $     38,922
  Shares issued - merger                                                               540,019     6,784,591
                                                                                    ----------  ------------
                                                                                       543,043     6,823,513
  Shares repurchased                                                                   (13,944)     (179,854)
                                                                                    ----------  ------------
  Net increase (decrease)                                                              529,099  $  6,643,659
                                                                                    ----------  ------------
CLASS B
  Shares sold                                                                            5,729  $     74,183
  Shares issued - merger                                                               570,477     7,166,841
                                                                                    ----------  ------------
                                                                                       576,206     7,241,024
  Shares repurchased                                                                   (10,965)     (142,096)
                                                                                    ----------  ------------
  Net increase (decrease)                                                              565,241     7,098,928
                                                                                    ----------  ------------
CLASS C
  Shares sold                                                                               67  $        856
  Shares issued - merger                                                                55,875       701,995
                                                                                    ----------  ------------
                                                                                        55,942       702,851
  Shares repurchased                                                                      (540)       (6,967)
                                                                                    ----------  ------------
  Net increase (decrease)                                                               55,402  $    695,884
                                                                                    ----------  ------------
CLASS Y
  Shares sold                                                                          232,714  $  3,491,365
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income                                                    --            --
    Distributions from net realized gain                                                    --            --
                                                                                    ----------  ------------
                                                                                       232,714     3,491,365
  Shares repurchased                                                                  (947,565)  (12,569,449)
                                                                                    ----------  ------------
  Net increase (decrease)                                                             (714,851) $ (9,078,084)
                                                                                    ----------  ------------
  Increase (decrease) derived from
    capital shares transactions                                                        434,891  $  5,360,387
                                                                                    ==========  ============

                                                                             JURIKA & VOYLES SMALL CAP GROWTH FUND (c)
                                                                   --------------------------------------------------------------
                                                                               YEAR ENDED                    YEAR ENDED
                                                                              JUNE 30, 2001                 JUNE 30, 2000
                                                                      ---------------------------   ----------------------------
                                                                          SHARES          AMOUNT         SHARES         AMOUNT
                                                                       -----------    ------------    -----------    -------------
CLASS A
  Shares sold                                                                   --    $         --             --    $          --
  Shares issued - merger                                                        --              --             --               --
                                                                       -----------    ------------    -----------    -------------
                                                                                --              --             --               --
  Shares repurchased                                                            --              --             --               --
                                                                       -----------    ------------    -----------    -------------
  Net increase (decrease)                                                       --    $         --             --    $          --
                                                                       -----------    ------------    -----------    -------------
CLASS B
  Shares sold                                                                   --    $         --             --    $          --
  Shares issued - merger                                                        --              --             --               --
                                                                       -----------    ------------    -----------    -------------
                                                                                --              --             --               --
  Shares repurchased                                                            --              --             --               --
                                                                       -----------    ------------    -----------    -------------
  Net increase (decrease)                                                       --              --             --               --
                                                                       -----------    ------------    -----------    -------------
CLASS C
  Shares sold                                                                   --    $         --             --    $          --
  Shares issued - merger                                                        --              --             --               --
                                                                       -----------    ------------    -----------    -------------
                                                                                --              --             --               --
  Shares repurchased                                                            --              --             --               --
                                                                       -----------    ------------    -----------    -------------
  Net increase (decrease)                                                       --    $         --             --    $          --
                                                                       -----------    ------------    -----------    -------------
CLASS Y
  Shares sold                                                              568,696    $  9,592,292        831,597    $  17,447,304
  Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                       --              --             --               --
     Distributions from net realized gain                                  367,044       5,667,152             --               --
                                                                       -----------    ------------    -----------    -------------
                                                                           935,740      15,259,444        831,597       17,447,304
  Shares repurchased                                                      (847,206)    (14,813,799)      (900,222)     (17,233,292)
                                                                       -----------    ------------    -----------    -------------
  Net increase (decrease)                                                   88,534    $    445,645        (68,625)   $     214,012
                                                                       -----------    ------------    -----------    -------------
  Increase (decrease) derived from
    capital shares transactions                                             88,534    $  445,645          (68,625)   $     214,012
                                                                       ===========    ============    ===========    =============

(a) Commencement of operations
(b) For the period November 30, 2001, (commencement of operations) through December 31, 2001 for Class A, Class B and Class C.
(c) Financial information for Jurika & Voyles Small-Cap Fund which was reorganized into CDC Nvest Jurika & Voyles Small Cap Growth Fund on November 30, 2001.

                                                                                     INTERNATIONAL EQUITY FUND
                                                                 --------------------------------------------------------------
                                                                          YEAR ENDED                         YEAR ENDED
                                                                       DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                 ---------------------------        ---------------------------
                                                                    SHARES          AMOUNT             SHARES         AMOUNT
                                                                 -----------    ------------        -----------    ------------
CLASS A
  Shares sold                                                      2,564,768    $ 35,852,024          6,041,069    $130,410,637
  Shares issued in connection with the reinvestment of:
    Distributions from net realized gain                                  --              --            273,220       5,057,795
                                                                 -----------    ------------        -----------    ------------
                                                                   2,564,768      35,852,024          6,314,289     135,468,432
  Shares repurchased                                              (3,207,465)    (44,877,051)        (5,661,976)   (120,604,737)
                                                                 -----------    ------------        -----------    ------------
  Net increase (decrease)                                           (642,697)   $ (9,025,027)           652,313    $ 14,863,695
                                                                 -----------    ------------        -----------    ------------
CLASS B
  Shares sold                                                        138,289    $  1,869,978            885,381    $ 20,233,007
  Shares issued in connection with the reinvestment of:
     Distributions from net realized gain                                 --              --            148,131       2,640,281
                                                                 -----------    ------------        -----------    ------------
                                                                     138,289       1,869,978          1,033,512      22,873,288
  Shares repurchased                                                (507,291)     (6,696,617)          (394,426)     (8,217,240)
                                                                 -----------    ------------        -----------    ------------
  Net increase (decrease)                                           (369,002)   $ (4,826,639)           639,086    $ 14,656,048
                                                                 -----------    ------------        -----------    ------------
CLASS C
  Shares sold                                                        322,285    $  4,973,553            717,222    $ 13,840,232
  Shares issued in connection with the reinvestment of:
     Distributions from net realized gain                                 --              --             14,535         258,483
                                                                 -----------    ------------        -----------    ------------
                                                                     322,285       4,973,553            731,757      14,098,715
  Shares repurchased                                                (495,496)     (7,406,722)          (430,484)     (7,767,471)
                                                                 -----------    ------------        -----------    ------------
  Net increase (decrease)                                           (173,211)   $ (2,433,169)           301,273    $  6,331,244
                                                                 -----------    ------------        -----------    ------------
CLASS Y
  Shares sold                                                         92,618    $  1,334,169            287,339    $  7,194,382
  Shares issued in connection with the reinvestment of
     Distributions from net realized gain                                 --              --             57,967       1,096,473
                                                                 -----------    ------------        -----------    ------------
                                                                      92,618       1,334,169            345,306       8,290,855
  Shares repurchased                                                (241,290)     (3,607,746)          (203,374)     (4,485,078)
                                                                 -----------    ------------        -----------    ------------
  Net increase (decrease)                                           (148,672)   $ (2,273,577)           141,932    $  3,805,777
                                                                 -----------    ------------        -----------    ------------
  Increase (decrease) derived from
    capital shares transactions                                   (1,333,582)   $(18,558,412)         1,734,604    $ 39,656,764
                                                                 ===========    ============        ===========    ============

6. LINE OF CREDIT. Each Fund, except Large Cap Growth Fund, Mid Cap Growth Fund, Relative Value Fund and Select Fund, along with certain other Funds that comprise the CDC Nvest Funds Trusts participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2001. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 2001.

7. SECURITY LENDING. Each Fund except Targeted Equity Fund, Growth and Income Fund, Balanced Fund and Relative Value Fund have entered into an agreement with a third party to lend their securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. At December 31, 2001, all funds except Large Cap Growth Fund had no securities on loan. Large Cap Growth Fund loaned securities having a market value of $10,436,787 and collateralized by cash in the amount of $10,878,109 which was invested in a short-term investment.

8. EXPENSE REDUCTIONS AND CONTINGENT EXPENSE OBLIGATIONS. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statements of operations. For the period ended December 31, 2001, expenses were reduced under these agreements as follows:

   Fund                    Reductions                Fund                      Reductions
   ----                    ----------                ----                      ----------
Capital Growth Fund        $  52,099             Large Cap Growth Fund          $   6,400
Targeted Equity Fund         404,267             Growth and Income Fund           171,423
Balanced Fund                 41,363             Large Cap Value Fund               8,604
Mid Cap Growth Fund            1,401             Relative Value Fund                   --
Select Fund                   36,440             Small Cap Growth Fund                 --
International Equity Fund        372

CDC IXIS Advisers has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until the dates indicated below and will be reevaluated on an annual basis.

If in the following fiscal year the actual operating expenses of a Fund that previously received a deferral or reimbursement are less than the expense limit for that Fund, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At December 31, 2001, the expense limits as a percentage of average daily net assets and amounts subject to possible reimbursement under the expense limitation agreements were as follows:

                                                                                        Cumulative Expenses Waived
                              Expense Limit as a Percentage              Expiration        or Reimbursed Subject
                               of Average Daily Net Assets                of Waiver          To Future Payment
                             ------------------------------             -----------     --------------------------
                           CLASS A     CLASS B      CLASS C   CLASS Y
                           -------     -------      -------   -------
Large Cap Growth Fund      1.40%       2.15%        2.15%     1.15%      April 30, 2003           $136,441
Balanced Fund               --          --           --       0.95%      December 31, 2003          12,476
Large Cap Value Fund       1.50%       2.25%        2.25%       --       April 30, 2002            165,533
Mid Cap Growth Fund        1.70%       2.45%        2.45%       --       April 30, 2002            240,794
Relative Value Fund        1.50%       2.25%        2.25%     1.25%      December 31, 2004          95,326
Select Fund                1.70%       2.45%        2.45%       --       April 30, 2002            203,868
Small Cap Growth Fund      1.75%       2.50%        2.50%     1.50%      December 31, 2004          85,667

9. CONCENTRATION OF RISK. The Select Fund is a non-diversified Fund. Compared with diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular company. Therefore, the Fund's returns could be significantly affected by the performance of any one of the small number of stocks in its portfolio.

International Equity Fund had the following geographic concentrations in excess of 10% of its total net assets at December 31, 2001: France 10.6%, Japan 14.3%, United Kingdom 21.0%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

10. CHANGE IN ACCOUNTING PRINCIPLE. As required, effective January 1, 2001, the Balanced Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in $36,690 reduction in cost of securities and a corresponding increase in unrealized appreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $106,629, decrease net unrealized appreciation by $679, and increase net realized gains by $107,308. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

11. ACQUISITION OF ASSETS. After the close of business on November 16, 2001, Kobrick Growth Fund was reorganized into the Large Cap Growth Fund, a newly established series of CDC Nvest Funds Trust I pursuant to a plan of reorganization approved by its shareholders on November 9, 2001. The financial statements of Large Cap Growth Fund reflect the historical financial results of the Kobrick Growth Fund. Additionally, the fiscal year end was changed from September 30th to December 31st.

After the close of business on November 30, 2001, Balanced Fund acquired all the assets and liabilities of Jurika & Voyles Balanced Fund pursuant to a plan of reorganization approved by its shareholders on November 16, 2001. The acquisition was accomplished by a tax-free exchange of 3,661,941 Class Y shares of the Fund for 2,845,082 shares of Jurika & Voyles Balanced Fund. Jurika & Voyles Balanced Fund net assets at that date ($34,040,542), including $283,939 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Balanced Fund immediately before the acquisition were $124,261,568. The combined net assets of the Fund immediately following the acquisition were $158,302,110.

After the close of business on November 30, 2001, Jurika & Voyles Value+Growth Fund was reorganized into the Relative Value Fund, a newly established series of CDC Nvest Funds Trust I, pursuant to a plan of reorganization approved by its shareholders on November 16, 2001. The financial statements of Relative Value Fund reflect the historical financial results of the Jurika & Voyles Value+Growth Fund. Additionally, the fiscal year end was changed from June 30th to December 31st.

After the close of business on November 30, 2001, Small Cap Growth Fund (the "Fund") acquired the assets and liabilities of the Jurika & Voyles Small-Cap Fund ("J & V") in a tax-free reorganization in exchange for shares of the Fund pursuant to a plan of reorganization approved by the J & V shareholders on November 16, 2001. For financial reporting purposes, the financial results of J & V will survive. Accordingly, the financial statements presented for the Fund reflect the historical results of J & V. Additionally, the fiscal year end of J & V was changed from June 30th to December 31st.
The number and value of shares issued by the Fund were in amounts equal to the number and value of shares held by J & V shareholders as of the reorganization date. The number and value of shares issued in connection with the reorganization are presented in Footnote 5 - Capital Shares. The Fund's net assets at that date ($14,653,427) including $1,650,081 in unrealized depreciation were combined with those of J & V. The aggregate net assets of J & V immediately before the acquisition were $18,476,221. The combined net assets immediately after the acquisition were $33,129,648.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, and CDC Nvest Funds Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CDC Nvest Capital Growth Fund, CDC Nvest Large Cap Growth Fund (formerly Kobrick Growth Fund), CDC Nvest Targeted Equity Fund, CDC Nvest Growth and Income Fund, CDC Nvest Balanced Fund, CDC Nvest Large Cap Value Fund, CDC Nvest Mid Cap Growth Fund, CDC Nvest Jurika & Voyles Relative Value Fund (formerly Jurika & Voyles Value+Growth Fund), CDC Nvest Select Fund, CDC Nvest Jurika & Voyles Small Cap Growth Fund (formerly Jurika & Voyles Small-Cap Fund) and CDC Nvest International Equity Fund (series of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, or CDC Nvest Funds Trust III, hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2002

                              TRUSTEES' INFORMATION


The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Fund's performance.

                                                                                          TERM OF OFFICE
                                                       POSITIONS HELD                      AND LENGTH OF
        NAME, AGE AND ADDRESS                             WITH FUND                         TIME SERVED
    -----------------------------                -----------------------------            -----------------
   INDEPENDENT TRUSTEES
   GRAHAM T. ALLISON, JR. (62)                             Trustee                       Until retirement*
   399 Boylston Street                               Contract Review and                     18 years
   Boston, MA 02116                              Governance Committee Member

   DANIEL M. CAIN (57)                                     Trustee                       Until retirement*
   452 Fifth Avenue                            Chairman of the Audit Committee                6 years
   New York, NY 10018

   KENNETH J. COWAN (70)                                   Trustee                       Until retirement*
   399 Boylston Street                       Chairman of the Contract Review and             27 years
   Boston, MA 02116                                 Governance Committee

   RICHARD DARMAN (59)                                     Trustee                       Until retirement*
   1001 Pennsylvania Avenue, N.W.                    Contract Review and                      6 years
   Washington, D.C. 20004                        Governance Committee Member

   SANDRA O. MOOSE (60)                                    Trustee                       Until retirement*
   One Exchange Place                              Audit Committee Member                    20 years
   Boston, MA 02109

   JOHN A. SHANE (69)                                      Trustee                       Until retirement*
   200 Unicorn Park Drive                          Audit Committee Member                    20 years
   Woburn, MA 01801

   PENDLETON P. WHITE (71)                                 Trustee                       Until retirement*
   6 Breckenridge Lane                               Contract Review and                     21 years
   Savannah, GA 31411                            Governance Committee Member

                                       84


                                                                                 NUMBER OF
                                       PRINCIPAL OCCUPATION(S)                PORTFOLIOS IN FUND
NAME AGE AND ADDRESS                    DURING PAST 5 YEARS                   COMPLEX OVERSEEN     OTHER DIRECTORSHIPS HELD
--------------------                   -----------------------                ------------------   ------------------------
  INDEPENDENT TRUSTEES
  GRAHAM T. ALLISON, JR. (62)          Douglas Dillon Professor                     27          Director, Taubman Centers, Inc.
  399 Boylston Street                  and Director for the                                     Board Member, USEC Inc.
  Boston, MA 02116                     Belfer Center of Science
                                       and International Affairs,
                                       John F. Kennedy School of
                                       Government, Harvard University

  DANIEL M. CAIN (57)                  President and CEO, Cain                      27          Trustee for Universal Health Realty
  452 Fifth Avenue                     Brothers & Company, Incorporated                         Income Trust
  New York, NY 10018                   (investment banking)                                     Director, eBenX, Inc.
                                                                                                Director, PASC

  KENNETH J. COWAN (70)                Retired                                      27          None
  399 Boylston Street
  Boston, MA 02116

  RICHARD DARMAN (59)                  Partner, The Carlyle Group                   27          Director, Frontier Ventures
  1001 Pennsylvania Avenue, N.W        (investments); Professor,                                Corporation
  Washington, D.C. 20004.              John F. Kennedy School of Government,                    Director, Neptune Communications
                                       Harvard University                                       Corporation
                                                                                                Director, Enumerate Solutions, Inc.

  SANDRA O. MOOSE (60)                 Senior Vice President and Director,          27          Director, Verizon Corporation
  One Exchange Place                   The Boston Consulting Group, Inc.                        Director, Rohm and Haas Company
  Boston, MA 02109                     (management consulting)

  JOHN A. SHANE (69)                   President, Palmer Service Corporation        27          Director, Arch Communications Group
  200 Unicorn Park Drive               (venture capital organization)                           Inc.
  Woburn, MA 01801                                                                              Director, Eastern Bank Corporation
                                                                                                Director, Gensym Corporation
                                                                                                Director, Overland Data Inc.

  PENDLETON P. WHITE (71)              Retired                                      27          None
  6 Breckenridge Lane
  Savannah, GA 31411

* All Trustees serve until retirement or resignation from the Board. The current retirement age is 72.

                                                                                          TERM OF OFFICE
                                                       POSITIONS HELD                      AND LENGTH OF
        NAME, AGE AND ADDRESS                             WITH FUND                         TIME SERVED
  -----------------------------                -----------------------------            -----------------

   INTERESTED TRUSTEES
   JOHN T. HAILER (41)                                     Trustee                        Not Applicable
   399 Boylston Street                                    President                           2 years
   Boston, MA 02116

   PETER S. VOSS (55)                                      Trustee                        Not Applicable
   399 Boylston Street                             Chairman of the Board                     10 years
   Boston, MA 02116

   OFFICERS
   THOMAS P. CUNNINGHAM (56)                              Treasurer                       Not Applicable
   399 Boylston Street
   Boston, MA 02116

   JOHN E. PELLETIER (37)                            Secretary and Clerk                  Not Applicable
   399 Boylston Street
   Boston, MA 02116

                                       86



                                                                                 NUMBER OF
                                             PRINCIPAL OCCUPATION(S)         PORTFOLIOS IN FUND
       NAME, AGE AND ADDRESS                   DURING PAST 5 YEARS            COMPLEX OVERSEEN   OTHER DIRECTORSHIPS HELD
 -----------------------------               ------------------------         ------------------ ------------------------

  INTERESTED TRUSTEES
  JOHN T. HAILER (41)                  President and Chief Executive Officer,         27        None*
  399 Boylston Street                  CDC IXIS Asset Management Distributors,
  Boston, MA 02116                     L.P.; Senior Vice President, Fidelity
                                       Investments

  PETER S. VOSS (55)                   Director, President and Chief Executive        27        Trustee of Harris Associates
  399 Boylston Street                  Officer, CDC IXIS  Asset Management                      Investment Trust**
  Boston, MA 02116                     North America, L.P.

  OFFICERS                             Senior Vice President, CDC IXIS Asset          27        None
  THOMAS P. CUNNINGHAM (56)            Management Services;
  399 Boylston Street                  Senior Vice President, CDC IXIS Asset
  Boston, MA 02116                     Management Advisors;
                                       Vice President, Allmerica Financial
                                       Life Insurance and Annuity Company;
                                       Treasurer, Allmerica Investment Trust;
                                       Vice President, First Data Investor
                                       Services Group

  JOHN E. PELLETIER (37)               Senior Vice President, General Counsel,        27        None
  399 Boylston Street                  Secretary and Clerk CDC IXIS
  Boston, MA 02116                     Distribution Corporation;
                                       Senior Vice President, General Counsel,
                                       Secretary and Clerk, CDC IXIS Asset
                                       Management Distributors, L.P.;
                                       Senior Vice President, General Counsel,
                                       Secretary and Clerk, CDC IXIS Asset
                                       Management Advisors, L.P.;
                                       Executive Vice President, General
                                       Counsel Secretary, Clerk and Director
                                       CDC IXIS Asset Management Services;
                                       Senior Vice President and General
                                       Counsel, Funds Distributor, Inc.; Vice
                                       President and General Counsel, Boston
                                       Institutional Group;
                                       Senior Vice President and General
                                       Counsel,
                                       Financial Research Corporation

* Mr. Hailer is an interested person of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
    Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.

** Mr. Voss is an interested person of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds Trusts:
    Director of CDC IXIS Asset Management Services; Director of CDC IXIS Asset Management Distribution Corporation; Director of AEW Capital Management, Inc. Director of Harris Associates, Inc.; Director of Jurika & Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Investment Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McConnell, Inc.

                          SUPPLEMENT TO THE PROSPECTUS

Supplement dated February 19, 2002 to the currently effective CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Star Growth Fund Classes A, B and C and Class Y Prospectuses

EFFECTIVE JANUARY 1, 2002 THE FOLLOWING TABLE IN THE "IT'S EASY TO OPEN AN ACCOUNT" SECTION AND THE "RETIREMENT PLANS" PARAGRAPH UNDER "ADDITIONAL INVESTOR SERVICES" ARE REVISED TO REFLECT THE ADDITION OF COVERDELL EDUCATION SAVINGS ACCOUNTS IN THE CLASSES A, B AND C PROSPECTUSES:

                                                                   MINIMUM TO OPEN AN ACCOUNT
                                                MINIMUM TO          USING INVESTMENT BUILDER         MINIMUM FOR
           TYPE OF ACCOUNT                    OPEN AN ACCOUNT         OR PAYROLL DEDUCTION        EXISTING ACCOUNTS
Any account other than those listed below        $ 2,500                      $100                      $100
Accounts registered under the Uniform
   Gifts to
   Minors Act ("UGMA") or the Uniform
   Transfers to
   Minors Act ("UTMA")                           $ 2,500                      $100                      $100
Individual Retirement Accounts ("IRAs")          $   500                      $100                      $100
Coverdell Education Savings Accounts             $   500                      $100                      $100
Retirement plans with tax benefits such as
   corporate pension, profit sharing and
   Keogh plans                                   $   250                      $100                      $100
Payroll Deduction Investment Programs for
    SARSEP*, SEP, SIMPLE IRA, 403(b)(7)
     and certain other retirement plans          $    25                       N/A                      $ 25

Effective March 1, 2002, all references to the Investment Builder Program and Payroll Deduction minimum shall be revised to reflect a reduction in the minimum from $100 per month to $25 per month. The sections of the prospectuses affected are "It's Easy to Open an Account", "Buying Shares" and "Additional Investor Services."

EFFECTIVE JANUARY 1, 2002, THE FOLLOWING IS ADDED TO THE PARAGRAPH RELATING TO WESTPEAK GLOBAL ADVISORS, L.P. IN THE "MEET THE FUNDS' INVESTMENT ADVISERS AND SUBADVISERS' SECTION:

Westpeak employs a team approach in managing each Fund's portfolio. Members of each Fund's portfolio management team includes, among others: Gerald Scriver, Westpeak's founder and Chairman, who also serves as chairman of Westpeak's Investment Policy Committee; Robert Franz, Westpeak's Chief Investment Officer; and Thomas Anichini, a Vice President of Westpeak.

                                 CDC NVEST FUNDS

                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust-- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                  CDC Nvest Jurika & Voyles Relative Value Fund
                 CDC Nvest Jurika & Voyles Small Cap Growth Fund
                         CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         CDC Nvest Mid Cap Growth Fund
                         CDC Nvest Municipal Income Fund
                              CDC Nvest Select Fund
                   CDC Nvest Short Term Corporate Income Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                         CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*

                               INVESTMENT MANAGERS

 AEW MANAGEMENT AND ADVISORS            MONTGOMERY ASSET MANAGEMENT
  CAPITAL GROWTH MANAGEMENT               RS INVESTMENT MANAGEMENT
HARRIS ASSOCIATES/OAKMARK FUNDS         REICH & TANG ASSET MANAGEMENT
      JURIKA & VOYLES                    VAUGHAN, NELSON, SCARBOROUGH
   LOOMIS, SAYLES & COMPANY                    & MCCULLOUGH
     MERCURY ADVISORS                    WESTPEAK GLOBAL ADVISORS
     MILLER ANDERSON

For current fund performance, ask your financial representative, access the CDC Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at 800-225-5478 for the current edition of FUND FACTS.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASDR.com

* Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

[CDC NVEST FUNDS(SM) LOGO]                                     PASSPORT STANDARD
CDC IXIS Asset Management Distributors                            U.S. POSTAGE
                                                                       PAID
P.O. Box 8551                                                    BROCKTON, MA
                                                                 PERMIT NO. 770.
Boston, Massachusetts

02266-8551

www.cdcnvestfunds.com

                              TO THE HOUSEHOLD OF:

DROWNING IN PAPER?

Go to:    www.cdcnvestfunds.com
Click on: Sign up now for E-delivery*
          Get your next CDC Nvest
          Funds report online.

*Not available for Corporate Retirement Plans and SIMPLE IRAs